Nuveen Defined Portfolios

                           Nuveen Tax-Free Unit Trust

                                   Prospectus
                                    Part One
                               September 26, 2001

Note: This Prospectus may be used only when accompanied by Part Two.

     The Prospectus for a Nuveen Unit Trust ("Defined Portfolio," "Portfolio(s)" or "Trust(s)") is divided into two parts. Part One of the Prospectus provides more general information regarding the Nuveen Tax-Free Defined Portfolios. Part Two of the Prospectus relates exclusively to particular Portfolios and provides specific information regarding each Portfolio. Part Two of the Prospectus may not be distributed unless accompanied by Part One of the Prospectus. You should read both Parts of the Prospectus and retain them for future reference. Except as provided in Part Two of the Prospectus, the information contained in this Part One will apply to each Portfolio.

     See the Information Supplement dated September 26, 2001 for specific state risk factor and disclosure information. You can receive an Information Supplement by calling The Chase Manhattan Bank (the "Trustee") at (800) 257-8787.

Nuveen Defined Portfolios

Tax-Free Income. Each Nuveen Tax-Free Defined Portfolio consists of a diversified portfolio of municipal bonds (the "Bonds"). (See "Schedule of Investments") in Part Two of the Prospectus for a list of the Bonds included in a Portfolio.) Under existing law, in the opinion of recognized bond counsel to the issuing governmental authorities, the Bonds provide interest income exempt from federal income tax and for State Portfolios, exempt to the extent indicated in Part Two of the Prospectus from state and, in some cases, local income taxes and intangibles taxes, for residents of the state in which the Bonds are issued. (See "Tax Status.")

Insured Portfolios. All Bonds in each Nuveen Insured Portfolio are covered by insurance policies obtained from Ambac Assurance Corporation ("Ambac"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA") or MBIA Insurance Corporation ("MBIA"), guaranteeing payment of principal and interest on the bonds when due. As a result of such insurance, the Bonds in each Insured Portfolio have received a rating of "Aaa" by Moody's Investors Services, Inc. ("Moody's"), "AAA" by Fitch, Inc. ("Fitch") and/or "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). Please note that the insurance relates only to the Bonds in the Insured Portfolios and not to the Units or the market value of the Bonds or of the Units. (See "Insurance on the Bonds.")

Traditional Portfolios. Each Traditional Portfolio consists of a diversified portfolio of Bonds rated in the category of "A" or better by Standard & Poor's, Moody's or Fitch on the date each Portfolio was established (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Portfolio 76 and earlier National Portfolios and SP-1, MIG 2 or F-2 or better, respectively, in the case of a Short Term Portfolio).

Objectives. The objectives of the Portfolios are tax-exempt income and conservation of capital through a diversified investment in tax-exempt Bonds (discount Bonds in the case of the Discount Portfolios). (See "Tax Status.") The payment of interest and the preservation of capital are, of course, dependent upon the continuing ability of the issuers or obligors, or both, of Bonds and of any insurer thereof to meet their obligations thereunder. There is no guarantee that the Portfolios' objectives will be achieved. The price received upon redemption may be more or less than the amount paid by Unitholders, depending upon the market value of the Bonds on the date of tender for redemption.

Minimum Investment. $5,000 or 50 Units, whichever is less.

Redeemable Units. Units of a Portfolio are redeemable at the offices of the Trustee at prices based upon the bid prices of the Bonds. (See "Redemption.")

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Distributions. Interest received by a Portfolio will be paid semi-annually, unless you elect to receive distributions monthly or quarterly. Distributions of funds in the principal account will ordinarily be made semi-annually. (See "Distributions to Unitholders.")

Public Offering Price. The Public Offering Price per Unit for a particular Portfolio for "secondary market" sales is based on a pro rata share of the sum of bid prices per Unit of the Bonds in such Portfolio plus the sales charges for the Bonds determined in accordance with the table set forth herein under the caption "Public Offering Price" based on the number of years remaining to the maturity of each such Bond and adjusted for cash, if any, held or owed by the Portfolio. See the table in "Public Offering Price" regarding reduced sales charges on large transactions. Units are offered at the Public Offering Price plus interest accrued to, but not including, the date of settlement. (See "Public Offering Price.")

     The Units being offered by this Prospectus are issued and outstanding Units that have either been reacquired by Nuveen Investments ("Nuveen") through the purchase of Units tendered to the Trustee for redemption or by purchase by Nuveen or dealers in the open market. The price paid in each instance was not less than the Redemption Price determined as provided herein under the caption "REDEMPTION." Any profit or loss resulting from the sale of the Units will accrue to Nuveen or dealers and no proceeds from the sale will be received by the Portfolios.

Market. A Unitholder may redeem Units at the office of the Trustee, The Chase Manhattan Bank, at prices based upon the bid prices of the Bonds in such Portfolio. The Sponsor, although not required to do so, intends to make a secondary market for the Units at prices based upon the bid prices of the Bonds in each Portfolio.

     Both parts of this Prospectus should be retained for future reference.

     Units are not deposits or obligations of, or guaranteed by any bank. Units are not FDIC insured and involve investment risk, including the possible loss of principal.

Nuveen Defined Portfolios

                           Nuveen Tax-Free Unit Trust

                                   Prospectus
                                    Part One
                               September 26, 2001

                                Table of Contents

                                                                           Page
Nuveen Tax-Free Defined Portfolios ........................................   1
Objectives of the Portfolios ..............................................   2
Summary of Portfolios .....................................................   2
Composition of Portfolios .................................................   5
Risk Factors ..............................................................   7
Insurance on the Bonds ....................................................   8
Public Offering Price .....................................................   9
Market for Units ..........................................................  12
Accrued Interest ..........................................................  13
Estimated Long Term Return and Estimated Current Return ...................  13
Tax Status ................................................................  14
Taxable Equivalent Yields .................................................  16
Alabama Risk Factors and Tax Status .......................................  19
Arizona Risk Factors and Tax Status .......................................  19
California Risk Factors and Tax Status ....................................  21
Colorado Risk Factors and Tax Status ......................................  22
Connecticut Risk Factors and Tax Status ...................................  24
Florida Risk Factors and Tax Status .......................................  25
Georgia Risk Factors and Tax Status .......................................  26
Maryland Risk Factors and Tax Status ......................................  28
Massachusetts Risk Factors and Tax Status .................................  29
Michigan Risk Factors and Tax Status ......................................  30
Minnesota Risk Factors and Tax Status .....................................  32
Missouri Risk Factors and Tax Status ......................................  33
New Jersey Risk Factors and Tax Status ....................................  34
New York Risk Factors and Tax Status ......................................  35
North Carolina Risk Factors and Tax Status ................................  36
Ohio Risk Factors and Tax Status ..........................................  37
Pennsylvania Risk Factors and Tax Status ..................................  38
Tennessee Risk Factors and Tax Status .....................................  39
Texas Risk Factors and Tax Status .........................................  42
Virginia Risk Factors and Tax Status ......................................  43
Portfolio Operating Expenses ..............................................  44

Distributions to Unitholders ..............................................  45
Accumulation Plan .........................................................  46
Reports to Unitholders ....................................................  47
Unit Value and Evaluation .................................................  47
Distribution of Units to the Public .......................................  47
Ownership and Transfer of Units ...........................................  48
Replacement of Lost, Stolen or Destroyed Certificates .....................  49
Redemption ................................................................  49
How Units May Be Purchased by the Sponsor .................................  51
How Bonds May Be Removed From the Trusts ..................................  51
Information About the Trustee .............................................  51
Information About the Sponsor .............................................  52
Descriptions of Ratings ...................................................  52
Other Information .........................................................  55

Nuveen Defined Portfolios

                           Nuveen Tax-Free Unit Trust

                                   Prospectus
                                    Part One
                               September 26, 2001

Nuveen Tax-Free Defined Portfolios

         Each Series of the Nuveen Tax-Free Defined Portfolios ("Defined Portfolios" "Portfolio(s)" or "Trust(s)") is one of a series of separate but similar investment companies created by Nuveen Investments ("Nuveen" or the "Sponsor"), each of which is designated by a different Series number. Each Series includes one or more underlying separate unit investment trusts; the trusts in which few or none of the Bonds are insured are sometimes referred to as the "Traditional Portfolios," the trusts in which all of the Bonds are insured as described herein are sometimes referred to as the "Insured Portfolios," and the state trusts (both Traditional and Insured) are sometimes referred to as the "State Portfolios." The general terms "Portfolio(s)" or "Trust(s)" should be understood to refer collectively to both Traditional and Insured Portfolios. Each Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Indenture") between the Sponsor and The Chase Manhattan Bank (the "Trustee").

         The Sponsor has deposited with the Trustee the Bonds listed in the "Schedules of Investments" in Part Two of the Prospectus, which constitute the Portfolios' underlying Securities.

         Payment of interest on the Bonds in each Insured Portfolio, and of principal at maturity, is guaranteed under policies of insurance obtained generally by the Sponsor or by the issuers of the Bonds. (See "Insurance on the Bonds.")

         At the Date of Deposit, each National Portfolio, State Portfolio and Discount Portfolio consisted of long-term (approximately 15 to 40 year maturities) obligations; each Long Intermediate Portfolio consisted of intermediate to long-term (approximately 11 to 19 year maturities) obligations; each Intermediate Portfolio and State Intermediate Portfolio consisted of intermediate-term (approximately 5 to 15 year maturities) obligations; each Short Intermediate Portfolio and State Short Intermediate Portfolio consisted of short to intermediate-term (approximately 3 to 7 year maturities) obligations; and each Short Term Portfolio consisted of short-term (approximately 1 to 5 year maturities) obligations.

         Each Portfolio consists of fixed-rate municipal debt obligations. Because of this an investment in a Portfolio should be made with an understanding of the risks which investment in debt obligations may entail, including the risk that the value of the debt obligations, and therefore of the Units, will decline with increases in market interest rates. In general, the longer the period until the maturity of a Bond, the more sensitive its value will be to fluctuations in interest rates. During the past decade there have been substantial fluctuations in interest rates and, accordingly, in the value of long-term debt obligations. The Sponsor cannot predict the extent or timing of such fluctuations and, accordingly, their effect upon the value of the Bonds. Other risks include the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, "mandatory put" features, early call provisions and the potential for changes in the tax status of the Bonds.

         Each Unit of a Portfolio represents a fractional undivided interest in the principal and net income of such Portfolio in the ratio set forth in "Essential Information" in Part Two of the Prospectus for the applicable Portfolio. To the extent that any Units are redeemed by the Trustee, the aggregate value of the Portfolio's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Portfolio will increase proportionately. The Units offered hereby are issued and outstanding Units which have either been reacquired by the Sponsor through the purchase of Units tendered to the Trustee for redemption or by purchase by the Sponsor or dealers in the open market. No offering is being made on behalf of the Portfolios and any profit or loss realized on the sale of Units will accrue to the Sponsor.

Objectives of the Portfolios

         The objectives of the Portfolios are income exempt from Federal income tax and, in the case of State Portfolios, where applicable, from state income and intangibles taxes, and conservation of capital, through an investment in obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from Federal income tax under existing law. Bonds in any State Portfolio have been issued primarily by or on behalf of the state for which such Portfolio is named and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel, exempt from Federal and (except for certain Bonds in the Connecticut Portfolios, which were issued prior to the taxation by Connecticut of interest income of resident individuals) certain state income tax and intangibles taxes, if any, for purchasers who qualify as residents of that state. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Portfolio has been obtained, and as a result of such insurance, the Bonds in the Insured Portfolios are rated "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's. (See "Insurance on the Bonds.") All obligations in each Traditional Portfolio were rated at the date the Portfolio was established in the category "A" or better (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Trust 76 and earlier National Trusts and SP-1, MIG 2 or F-2 or better, respectively, in the case of short-term obligations included in a Short Term Traditional Trust) by Standard & Poor's, Moody's and/or Fitch (including provisional or conditional ratings). In addition, certain Bonds in certain Traditional Portfolios may be covered by insurance guaranteeing the timely payment, when due, of all principal and interest. There is, of course, no guarantee that the Portfolios' objectives will be achieved. Gains realized on the sale, payment on maturity or redemption of the Bonds by the Trustee or on the sale or redemption of Units by a Unitholder are included in a Unitholder's gross income for Federal income tax purposes. (See "Tax Status.") For a comparison of net after-tax returns for various tax brackets, see the "Taxable Equivalent Yields" table herein.

Summary of Portfolios

         In selecting Bonds for each Portfolio, the following factors, among others, were considered: (i) the Standard & Poor's, Moody's and/or Fitch ratings of the Bonds, (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity (in addition, in the case of Discount Portfolios, the prices relative to newly issued bonds of comparable quality, coupon, and maturity, i.e., the existence of "market" discount), (iii) the diversification of Bonds as to purpose of issue and location of issuer, (iv) the maturity dates of the Bonds, and (v) in the case of Insured Portfolios only, the availability of insurance on such Bonds. (See "Insurance on the Bonds.")

         Each Portfolio consists of municipal bonds. As set forth in Part Two of this Prospectus, the Portfolios may contain or be concentrated in one or more of the types of bonds discussed below. The following paragraphs briefly discuss certain circumstances which may adversely affect the ability of issuers of Bonds held in a Portfolio to make payments of principal and interest or the ratings of such Bonds. For economic risks specific to the individual Portfolios, see herein this Part One Prospectus and the Information Supplement of this Prospectus.

         Escrow Secured Obligations are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

         Health Care Facility Obligations are obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels of the facility, demand for services, wages of employees, overhead expenses, competition from other similar providers, government regulation, the cost of malpractice insurance, and the degree of governmental financial assistance, including Medicare and Medicaid.

         Housing Obligations are obligations of issuers whose revenues are primarily derived from mortgage loans on single family residences or housing projects for low to moderate income families. Housing obligations are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities.

The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels, rental income, mortgage default rates, operating expenses, governmental regulations and the appropriation of subsidies.

         Industrial Revenue Obligations are industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. Debt service payment on IRBs is dependent upon various factors, including the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor, revenues generated from the project, expenses associated with the project and regulatory and environmental restrictions.

         Utility Obligations are obligations of issuers whose revenues are primarily derived from the sale of several types of energy, including electric and natural gas. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including the rates for electricity and natural gas, the demand for electricity and natural gas, the degree of competition, governmental regulation, overhead expenses and variable costs, such as fuel.

         Transportation Facility Revenue Bonds are obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The ability of issuers to make debt service payments on airport obligations is dependent on the capability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, many airlines may have difficulty meeting their obligations under these use agreements. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. The revenue of issuers of transit system obligations will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, competition from other forms of transportation, and increased costs. Port authorities derive their revenues primarily from fees imposed on ships using the facilities which may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by increases in fuel costs, competition from toll-free vehicular bridges and roads and alternative modes of transportation.

         Water and/or Sewerage Obligations are obligations of issuers whose revenues are payable from the sale of water and/or sewerage services. The problems of such issuers include the ability to obtain rate increases, population declines, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of obtaining new supplies of fresh water, the effect of conservation programs and "no-growth" zoning ordinances.

         University and College Revenue Obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include declines in the number of the population consisting of "college" age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Bridge Authority and Tollroad Obligations are obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and Tunnel Authority.

         Dedicated-Tax Supported Bonds are obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such Bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

         Municipal Lease Obligations are obligations that are secured by lease payments of a governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligations could result in insufficient funds available for payment of the obligations secured thereby.

         Market Discounts or Premiums. Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable securities. The current returns of market discount securities are lower than comparably rated securities selling at par because discount securities tend to increase in market value as they approach maturity. The current returns of market premium securities are higher than comparably rated securities selling at par because premium securities tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium security will result in reduction in yield to a Portfolio. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

         Original Issue Discount Bonds and Stripped Obligations are bonds which were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

         Certain of the original issue discount bonds in a Portfolio may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

         Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "Accreted Value") plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" in Part Two for call provisions of portfolio Bonds.

         Certain of the Bonds in a Portfolio may be stripped obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation ("Stripped Obligations."). Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

         Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

Composition of Portfolios

         Each Portfolio consists of such Bonds listed in the Schedules of Investments in Part Two as may continue to be held from time to time (including certain securities deposited in the Trust in exchange or substitution for Bonds upon certain refundings), together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders, and not reinvested, no assurance can be given that a Portfolio will retain for any length of time its present size and composition.

         The Sponsor participated as either the sole underwriter or manager or as a member of the syndicates which were the original underwriters of a number of the Bonds in certain Portfolios. An underwriter or underwriting syndicate purchases bonds from the issuer on a negotiated or competitive bid basis as principal with the intention of marketing such bonds to investors at a profit.

         A Trust portfolio may consist of Bonds priced at a deep "market" discount from par value at maturity. A primary reason for the market values of the Bonds being less than their par values is that the coupon interest rates on the Bonds are lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the Bonds were for the most part issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds are lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. (See "Tax Status.") Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the market discount of discount bonds will increase and the value of such bonds will decrease; and if interest rates decline, the market discount of discount bonds will decrease and the value of the bonds will increase. Market discount attributable to interest rate changes does not necessarily indicate a lack of market confidence in the issuer. Investors should also be aware that many of the Bonds in each Trust portfolio are subject to special or extraordinary redemption at par (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to redemption; such price is hereafter referred to as "Accreted Value") under certain circumstances, including economic and other defaults. Under such circumstances the redemption price for such Bonds would not include any premium over par or Accreted Value which the investor may have paid for such Bonds.

         As a number of the Trusts contain Bonds issued by school districts, investors should be aware that litigation challenging the validity, under state constitutions, of present systems of financing public education has been initiated in a number of states. Decisions have been reached in some states holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor, however, does not believe that such efforts, even if successful, will have a material adverse effect on the ability of any of the issuers of Bonds contained in the Trusts' portfolios to make principal and interest payments when due.

         Sale, maturity and redemption of bonds. Certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms. The proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders and not reinvested; accordingly, no assurance can be given that a Portfolio will retain for any length of time its present size and composition.

         All of the Bonds in each Portfolio are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "Schedules of Investments" in Part Two and in most cases pursuant to a sinking fund or special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption of all or a portion of an issue upon the occurrence of certain circumstances usually related to defaults or unanticipated changes in circumstances. Events that may permit or require the special or extraordinary redemption of bonds include, among others: substantial damage to or destruction of the project for which the proceeds of the bonds were used; exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; a final determination that the interest on the bonds is taxable; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomical; changes in law or an administrative or judicial decree which render the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which create unreasonable burdens or which impose excessive liabilities, such as taxes, not imposed on the date the bonds were issued, on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds which may be applied to redeem bonds; an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds; or a default in payment or failure to comply with the restrictions created as part of the bond financing on the part of the operator or principal user of a project financed by the bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See the discussion of the various types of bond issues, above, for information on the call provisions of such bonds, particularly single family mortgage revenue bonds. Certain Bonds may carry a "mandatory put" (also referred to as a "mandatory tender" or "mandatory repurchase") feature pursuant to which the holder of such a Bond will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Bond. The Trustee does not have the authority to act to retain any Bonds with such features; accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Portfolios and for purposes of calculating the average maturity of the Bonds in any Portfolio.

         The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Portfolio involved. The exercise of redemption call provisions is more likely to occur in situations where the Bonds have an offering side evaluation which represents a premium over par (as opposed to a discount from par). (In the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to the date of redemption; such price is referred to as "Accreted Value"). Because Bonds may have been valued at prices above or below par value or the then-current Accreted Value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Bonds. (See "Tax Status" and "Distributions to Unitholders" herein and the "Schedules of Investments" in Part Two of this Prospectus.)

         Legislation. Legislation may be enacted at any time with respect to the Bonds in a Portfolio or the issuers of the Bonds. Changing approaches to regulation, particularly with respect to the environment, may have a negative impact on certain companies represented in a Portfolio. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Portfolio or will not impair the ability of the issuers of the Bonds to meet their obligations.

         Certain tax matters; Litigation. Certain of the Bonds in each Portfolio may be subject to continuing requirements regarding the actual use of Bond proceeds, the manner of operation of the project financed from bond proceeds or the rebate of excess earnings on bond proceeds, any of which may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in each Portfolio an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, and the issuers covenanted to comply with all requirements necessary to retain the tax-exempt status of the Bonds, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unitholders to unanticipated tax liabilities.

         Except as otherwise indicated herein or in Part Two of the Prospectus, to the best knowledge of the Sponsor, there was no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect on any of the Portfolios. It is possible that after the date of this Prospectus, litigation may be initiated with respect to Bonds in any Portfolio. Any such litigation may affect the validity of such Bonds or the tax-exempt nature of the interest thereon, but while the outcome of litigation of such nature can never be entirely predicted, the opinions of bond counsel to the issuer of each Bond on the date of issuance state that such Bonds were validly issued and that the interest thereon is, to the extent indicated, exempt from Federal income tax.

         An investment in Units of any Portfolio should be made with an understanding of the risks that such an investment may entail. These include but are not limited to the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. The following paragraphs discuss certain characteristics of the Bonds in the Portfolios and of certain types of issuers in whose securities a Portfolio may be deemed to be "concentrated." These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Portfolio or which may adversely affect the ratings of such Bonds; with respect to the Insured Portfolios, however, because of the insurance obtained by the Sponsor or by the Bond issuers, such changes should not adversely affect any Insured Portfolio's receipt of principal and interest, or the Standard & Poor's AAA, Fitch's AAA or Moody's Aaa ratings of the Bonds in an Insured Portfolio's portfolio.

Risk Factors

         You can lose money by investing in a Portfolio. Your investment is at risk primarily because of:

         Interest rate risk. Interest rate risk is the risk that Bonds in a Portfolio will decline in value because of a rise in interest rates. Generally, Bonds will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, Bonds with longer periods before maturity are more sensitive to interest rate changes.

         Credit risk. Credit risk is the risk that an issuer of a Bond in a Portfolio or an insurer is unable or unwilling to meet its obligations to make interest and principal payments.

         Call risk. Call risk is the risk that Bonds can be prepaid or "called" by the issuer before their stated maturity. If Bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield. Also, an early call at par of a premium Bond will reduce your return. Bonds in a Portfolio are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Portfolio. The dates and prices upon which the Bonds are first subject to optional calls are provided in "Schedule of Investments." The Bonds may also be subject to special or extraordinary call provisions and "mandatory put" features that may cause the Bonds to be removed from a Portfolio prior to maturity or stated call dates.

         Market risk. Market risk is the risk that the market value of a Bond or a Portfolio may change rapidly and unpredictably, causing the Bond or the Portfolio to be worth less than its original price. Volatility in the market price of the Bonds in a Portfolio changes the value of the Units of the Portfolio. Market value may be affected by a variety of factors including, among others:

         .    Changes in the perceptions about the issuers or insurers;

         .    Changes in interest rates or inflation;

         .    Changes in the ratings of the issuers or insurers; or

         . Changes in the financial condition of the issuers or insurers of the bonds.

         Liquidity risk. Liquidity risk is the risk that the value of the Bonds may be reduced if trading in the bonds is limited or absent. Because the Bonds will generally trade in the over-the-counter market, a liquid trading market may not exist.

         Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

         Bond quality risk. Bond quality risk is the risk that a reduction in a Bond's rating may decrease its value and the value of your investment in a Portfolio.

         Reduced diversification risk. Reduced diversification risk is the risk that the diversification of your investment is reduced as Bonds in a Portfolio are called, sold or mature. This reduction in diversification may increase the risk of loss and increase your share of Portfolio expenses.

         Litigation and legislation risk. Litigation and legislation risk is the risk that future litigation or legislation could affect the value of a Portfolio. In particular, future tax legislation could affect the value of a Portfolio by reducing tax rates, imposing a flat or other form of tax, exempting investment income from tax or changing the tax status of the Bonds.

         Concentration risk. When Bonds in a particular industry make up 25% or more of a Portfolio, it is said to be "concentrated" in that industry, which makes a Portfolio less diversified and subject to more market risk. See "Risk/Return Summary--Primary Risks" for each Portfolio for a description of any concentrations and the related risks.

         Zero coupon risk. If a Portfolio contains zero coupon Bonds, the following factors should be considered. Zero coupon Bonds do not provide for the payment of any current interest. The buyer receives only the right to receive a final payment of the face amount of the Bond at its maturity. Zero coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are Bonds of comparable quality that pay interest currently.

Insurance on the Bonds

         The Bonds in the Insured Portfolios are covered by insurance policies obtained by the Sponsor or by the issuers or underwriters of Bonds from the Municipal Bond Insurance Association (the "Association") (for Insured Series 1 through 107), "MBIA" (for Insured Series 108 through Series 1153), or from AMBAC, FGIC, FSA or MBIA guaranteeing payment of principal and interest on the bonds when due (the "Insurers"). From Series 1154 onward, the Schedule of Investments in Part Two of this Prospectus identifies the insurer of each bond. Insurance guarantees the timely payment, when due, of all principal and interest on the bonds. Such insurance is effective so long as the insured bond is outstanding and the insurer remains in business. Insurance relates only to the particular bond and not to the Units offered hereby or to their market value. The bonds have received a rating of "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's in recognition of such insurance. There can be no assurance that any Insurer listed will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each Insurer "AAA," "AAA" or "Aaa," respectively. The following are brief descriptions of the Insurers. See the Information Supplement to this Prospectus for more complete for more complete descriptions. The Information Supplement may be requested from the Trustee.

         AMBAC Assurance Corporation. AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico. AMBAC is a wholly owned subsidiary of AMBAC Financial Group, Inc., a 100% publicly-held company.

         Financial Guaranty Insurance Company. FGIC is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against FGIC. FGIC is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. FGIC is currently licensed to write insurance in all 50 states and the District of Columbia.

         Financial Security Assurance Inc. FSA is a monoline insurance company incorporated under the laws of the State of New York. FSA is licensed to engage in the financial guaranty insurance business in all 50 states, the

District of Columbia, Puerto Rico and the U.S. Virgin Islands. FSA and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities. FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation.

         MBIA Insurance Corporation. MBIA is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain.

         Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Portfolio may have been obtained by the Sponsor, issuer or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of "AAA" by Standard & Poor's, "AAA" by Fitch and/or "Aaa" by Moody's, in recognition of such insurance.

         If a Bond in a Traditional Portfolio is insured, the "Schedule Of Investments" in Part Two of this Prospectus will identify the insurer. There can be no assurance that any insurer listed herein will be able to satisfy its commitments in the event claims are made in the future. However, at the date hereof, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each insurer "AAA," "AAA" or "Aaa," respectively.

         Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

         The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds. See the Information Supplement for further information concerning insurance.

         Because the insurance, if any, will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Portfolios. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

Public Offering Price

         The Public Offering Price of the Units of each Portfolio for secondary market purchases is determined by adding to the bid price of each Bond in the Portfolio the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond. See "Unit Value and Evaluation."

         The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least $50,000 or 500 Units and will be applied on whichever basis is more favorable to the purchaser. For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Portfolio by executing and delivering a letter of intent to the Sponsor (such letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months) will be eligible to receive a reduced sales charge, according to the table set forth below, based on the amount of intended aggregate purchases (excluding rollover purchases) as expressed in the letter of intent. Due to administrative limitations and in order to permit adequate tracking, the only secondary market purchases that will be permitted to be applied toward the intended specified amount and that will receive the corresponding reduced sales charge are those Units that are acquired through or from the Sponsor.

         By establishing a letter of intent, a Unitholder agrees that the first purchase of Units following the execution of such letter of intent will be at least 5% of the total amount of the intended aggregate purchases expressed in such Unitholder's letter of intent. Further, through the establishment of the letter of intent, such Unitholder agrees that Units representing 5% of the total amount of the intended purchases will be held in escrow by the Trustee, pending completion of these purchases. All distributions on Units held in escrow will be credited to such Unitholder's account. If total purchases prior to the expiration of the letter of intent period equal or exceed the amount specified in a Unitholder's letter of intent, the Units held in escrow will be transferred to such Unitholder's account. A Unitholder who purchases Units during the letter of intent period in excess of the number of Units specified in a Unitholder's letter of intent, the amount of which would cause the Unitholder to be eligible to receive an additional sales charge reduction, will be allowed such additional sales charge reduction on the purchase of Units which caused the Unitholder to reach such new breakpoint level and on all additional purchases of Units during the letter of intent period. If the total purchases are less than the amount specified, the Unitholder involved must pay the Sponsor an amount equal to the difference between the amounts paid for those purchases and the amounts which would have been paid if the higher sales charge had been applied; the Unitholder will, however, be entitled to any reduced sales charge qualified for by reaching any lower breakpoint level. If such Unitholder does not pay the additional amount within 20 days after written request by the Sponsor or the Unitholder's securities representative, the Sponsor will instruct the Trustee to redeem an appropriate number of the escrowed Units to meet the required payment. By establishing a letter of intent, a Unitholder irrevocably appoints the Sponsor as attorney to give instructions to redeem any or all of such Unitholder's escrowed Units, with full power of substitution in the premises. A Unitholder or his securities representative must notify the Sponsor whenever such Unitholder makes a purchase of Units that he wishes to be counted toward the intended amount.

         The Public Offering Price of the Units of each Portfolio for secondary market purchases is determined by adding to the bid price of each Bond in the Portfolio the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond. See "Unit Value and Evaluation." The effect of this method of sales charge calculation will be that different sales charge rates will be applied to each of the various Bonds in a Trust portfolio based upon the maturities of such Bonds, in accordance with the following schedule. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to purchases of at least $50,000 or 500 Units:

                                               Amount of Purchase*

                                $50,000     $100,000    $250,000    $500,000 $1,000,000   $2,500,000       Wrap
    Years to          Under        to          to          to          to        to           or          Account
    Maturity         $50,000     $99,999    $249,999    $499,999    $999,999 $2,499,999      more        Purchases

Less than 1                0          0            0           0           0           0           0        0.000%

1 but less than 2      1.523%     1.446%       1.369%      1.317%      1.215%      1.061%       .900%       0.523%

2 but less than 3      2.041      1.937        1.833       1.729       1.626       1.420       1.225        0.741%

3 but less than 4      2.564      2.433        2.302       2.175       2.041       1.781       1.546        0.964%

4 but less than 5      3.093      2.961        2.828       2.617       2.459       2.175       1.883        1.093%

5 but less than 7      3.627      3.433        3.239       3.093       2.881       2.460       2.165        1.327%

7 but less than 10     4.167      3.951        3.734       3.520       3.239       2.828       2.489        1.567%

10 but less than 13    4.712      4.467        4.221       4.004       3.788       3.253       2.842        1.712%

13 but less than 16    5.263      4.988        4.712       4.439       4.167       3.627       3.169        2.013%

16 or more             5.820      5.542        5.263       4.987       4.603       4.004       3.500        2.320%


______________________

* Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

         The secondary market sales charges above are expressed as a percent of the net amount invested; expressed as a percent of the Public Offering Price, the maximum sales charge on a Portfolio, for instance one consisting entirely of Bonds with 16 years or more to maturity, would be 5.50% (5.820% of the net amount invested). The actual secondary sales charge included in the Public Offering Price of any particular Portfolio will depend on the maturities of the Bonds in the Portfolio.

         Pursuant to the terms of the Indenture, the Trustee may terminate a Portfolio if the net asset value of such Portfolio, as shown by certain evaluations, is less than 20% of the original principal amount of the Portfolio.

         At all times while the Units are being offered for sale, the Sponsor will appraise or cause to be appraised daily the value of the underlying Bonds in each Portfolio (1) as of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the "Exchange") is normally open, or (2) as of such earlier closing time on each day on which the Exchange is scheduled in advance to close at an earlier time (the "Evaluation Time"), and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time, or such earlier closing time, on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

         Accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units. (See "Accrued Interest.")

         The graduated sales charge set forth above will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of any Series will be aggregated with concurrent purchases of Units of any other Series or of shares of any open-end management investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed. Purchases by or for the account of individuals and their spouses, parents, children, grandchildren, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings ("immediate family members") will be aggregated to determine the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

         Units may be purchased in the secondary market with the applicable reduced sales charge provided for "Wrap Account Purchases" provided in the Secondary Market Sales Charge Table provided above by: (1) investors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory services, brokerage services, investment services or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors, (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates, (5) officers or directors and bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp., Rittenhouse Financial Services, Inc., and The John Nuveen Company, including in each case these individuals and their spouses, children, parents and spouses' parents, however, purchases by parents and adult children who are not members of the household of the officers, directors or full-time employees described above, must be made through a registered broker-dealer, and
(6) any person who for at least 90 days, has been an officer, director or bona fide employee of any vendor who provides services to the Sponsor and who purchases Units through a registered broker-dealer (collectively, the "Discounted Purchases"). Notwithstanding anything to the contrary in this Prospectus, investors who purchase Units with the reduced sales charges described in this paragraph will not receive sales charge reductions for quantity purchases.

         Whether or not Units are being offered for sale, the Trustee will determine the aggregate value of each Portfolio as of 4:00 p.m. eastern time:
(i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on each day on which any Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day), and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "Unit Value and Evaluation.")

Market For Units

         Although it is not obligated to do so, the Sponsor intends to maintain a secondary market for outstanding Units of each Portfolio at its own expense and continuously to offer to purchase Units of each Portfolio at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective Portfolios as of the Evaluation Time. If the supply of Units of any of the Trusts exceeds the demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Trust at such prices. Unitholders who wish to dispose of Units should inquire of the Trustee or their broker as to current redemption prices. (See "Redemption.") In connection with its secondary market-making activities, the Sponsor may from time to time enter into secondary market joint account agreements with other brokers and dealers. Pursuant to such an agreement, the Sponsor will purchase Units from the broker or dealer at the bid price and will place the Units into a joint account managed by the Sponsor; sales from the account will be made in accordance with the then current prospectus and the Sponsor and the broker or dealer will share profits and losses in the joint account in accordance with the terms of their joint account agreement.

         In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold or redeemed. The secondary market Public Offering Price of Units may be greater or less than the cost of such Units to the Sponsor.

         Certificates, if any, for Units are delivered to the purchaser as promptly after the date of settlement (three business days after purchase) as the Trustee can complete the mechanics of registration, normally within 48 hours after registration instructions are received. Purchasers of Units to whom Certificates are issued will be unable to exercise any right of redemption until they have received their Certificates, properly endorsed for transfer. (See "Redemption.")

Accrued Interest

         Accrued interest is the accumulation of unpaid interest on a Bond from the last day on which interest thereon was paid. Interest on Bonds in each Portfolio is accounted for daily on an accrual basis. For this reason, the purchase price of Units of a Portfolio will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement. Accrued interest does not include accrual of original issue discount on zero coupon bonds, stripped obligations or other original issue discount bonds. Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.

         The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the Portfolios. Assuming each Portfolio retains the size and composition shown in the accompanying Part Two and expenses and fees remain the same, annual interest collected and distributed in future periods will approximate the estimated Net Annual Interest Income stated therein. However, the amount of accrued interest at any point in time will be greater than the amount that the Trustee will have actually received and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is included in the purchase price and the redemption price of the Units.

         Interest is accounted for daily, and a proportionate share of accrued and undistributed interest computed from the preceding Record Date is added to the daily valuation of each Unit of each Portfolio. (See "Distributions to Unitholders.") As Bonds mature, or are redeemed or sold, the accrued interest applicable to such Bonds is collected and subsequently distributed to Unitholders. Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the third business day following the date of sale or tender.

Estimated Long Term Return and Estimated Current Return

         The Estimated Long Term Return for each Portfolio is a measure of the return to the investor expected to be earned over the estimated life of the Portfolio. The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in the Portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the bond's purchase price. In the calculation of Estimated Long Term Return, the average yield for a Portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of a Portfolio. The Estimated Long Term Return calculation does not take into account the difference in timing of payments to Unitholders who choose quarterly or semi-annual plans of distribution, each of which will reduce the return.

         Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in a Portfolio. Net Annual Interest Income per Unit is calculated by dividing the annual interest income to a Portfolio, less estimated expenses, by the number of Units outstanding.

         Net Annual Interest Income per Unit, used to calculate Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds. A Unitholder's actual return may vary significantly from the Estimated Long Term Return, based on his or her holding period, market interest rate changes, other factors affecting the prices of individual bonds in the Portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that the Unitholder remains in a Portfolio; such actual holding periods may be reduced by termination of a Portfolio, as described in "Other Information." Since both the Estimated Current Return and the Estimated Long Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then current market value of the underlying Bonds and may be higher or lower. The Sponsor will provide estimated cash flow information relating to a Portfolio without charge to each potential investor in a Portfolio who receives this prospectus and makes an oral or written request to the Sponsor for such information.

         A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns and taxable-equivalent returns on a Portfolio and returns over specified periods on other similar Nuveen Portfolios with returns on taxable investments such as corporate or U.S. Government bonds, bank CD's and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Portfolio. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CD's and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Portfolios are described more fully elsewhere in the Prospectus.

Tax Status

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Portfolio. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         Assets of the Portfolios. Each Portfolio will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Portfolio constitute the "Portfolio Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         Portfolio Status. The Portfolios will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a pro rata portion of the assets of your Portfolio, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Portfolio Assets when such income would be considered to be received by you if you directly owned the Portfolio Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Portfolio Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Portfolio expenses (including the deferred sales charge, if any).

         Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Portfolios, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Portfolios for State tax matters have made any special review for the Portfolios of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includable in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         In the opinion of Chapman and Cutler, counsel to the Portfolios, under existing law:

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. Except as otherwise noted in Part Two for certain Portfolios, the Portfolios do not include any such bonds.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Portfolios. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Portfolio.

         Your Tax Basis and Income or Loss Upon Disposition. If your Portfolio disposes of Portfolio Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Portfolio Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Portfolio Asset by apportioning the cost of your Units, generally including sales charges, among each Portfolio Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         Discount, Accrued Interest and Premium on Debt Obligations. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Portfolio at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Portfolio pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Portfolio receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Portfolio at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Portfolio receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         Exchanges and Rollovers. If you elect to reinvest amounts received from the Portfolio into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Portfolio for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         Limitations on the Deductibility of Portfolio Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Portfolio's income, even if some of that income is used to pay Portfolio expenses. You may deduct your pro rata share of each expense paid by the Portfolio to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Portfolio as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Portfolio expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Portfolio.

         In the opinion of Carter, Ledyard & Milburn, counsel to the Trustee and special counsel for the Portfolios for New York tax matters, under existing law:

         Under the income tax laws of the State and City of New York, each Portfolio is not an association taxable as a corporation and the income of each Portfolio will be treated as the income of the Unitholders.

         A summary of each opinion of special counsel to the respective State Portfolios for state tax matters is set forth below.

Taxable Equivalent Yields

         The following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published 2001 marginal Federal tax rates. The tables illustrate what you would have to earn on taxable investments to equal the tax-exempt estimated current return for your income tax bracket. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. Locate your adjusted gross income and your taxable income (which is your adjusted gross income reduced by any deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable estimated current return you would need to match the tax-free income.

                                  2001 Tax Year

                 Marginal Federal Tax Rates for Joint Taxpayers
                          with Four Personal Exemptions

                                                                   Tax-Free Estimated Current Return
                                                 ---------------------------------------------------------------------
                        Federal
        Federal         Adjusted
        Taxable          Gross         Federal
         Income          Income          Tax
       (1,000's)        (1,000's)       Rate*      4.25%     4.50%     4.75%     5.00%     5.25%     5.50%     5.75%
----------------------------------------------------------------------------------------------------------------------
    $ 12.00- 45.20   $     0-132.95     15.0%      5.00      5.29      5.59      5.88      6.18      6.47      6.76
      45.20-109.25         0-132.95     27.5       5.86      6.21      6.55      6.90      7.24      7.59      7.93
                      132.95-199.45     28.5       5.94      6.29      6.64      6.99      7.34      7.69      8.04
     109.25-166.50         0-132.95     30.5       6.12      6.47      6.83      7.19      7.55      7.91      8.27
                      132.95-199.45     31.5       6.20      6.57      6.93      7.30      7.66      8.03      8.39
                      199.45-321.95     34.0       6.44      6.82      7.20      7.58      7.95      8.33      8.71
     166.50-297.35    132.95-199.45     36.5       6.69      7.09      7.48      7.87      8.27      8.66      9.06
                      199.45-321.95     40.0       7.08      7.50      7.92      8.33      8.75      9.17      9.58
                        Over 321.95     36.5**     6.69      7.09      7.48      7.87      8.27      8.66      9.06
       Over 297.35    199.45-321.95     44.0       7.59      8.04      8.48      8.93      9.38      9.82     10.27
                        Over 321.95     40.5***    7.14      7.56      7.98      8.40      8.82      9.24      9.66

                                  2001 Tax Year

                 Marginal Federal Tax Rates for Single Taxpayers
                           With One Personal Exemption

                                                                   Tax-Free Estimated Current Return
                                                 ---------------------------------------------------------------------
                          Federal
       Federal            Adjusted
       Taxable             Gross       Federal
        Income             Income        Tax
      (1,000's)          (1,000's)      Rate*      4.25%     4.50%     4.75%     5.00%     5.25%     5.50%     5.75%
----------------------------------------------------------------------------------------------------------------------
   $   6.00-27.05     $     0-132.95    15.0%      5.00      5.29      5.59      5.88      6.18      6.47      6.76
      27.05-65.55           0-132.95    27.5       5.86      6.21      6.55      6.90      7.24      7.59      7.93
     65.55-136.75           0-132.95    30.5       6.12      6.47      6.83      7.19      7.55      7.91      8.27
                       132.95-255.45    32.0       6.25      6.62      6.99      7.35      7.72      8.09      8.46
    136.75-297.35      132.95-255.45    37.5       6.80      7.20      7.60      8.00      8.40      8.80      9.20
                         Over 255.45    36.5       6.69      7.09      7.48      7.87      8.27      8.66      9.06
      Over 297.35        Over 255.45    40.5       7.14      7.56      7.98      8.40      8.82      9.24      9.66

____________________

* The table reflects the effect of the limitations on itemized deductions and the deduction for personal exemptions. They were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the current maximum marginal combined state and Federal tax rate to approximately 43.90% for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 40.27% for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions.

** Federal tax rate reverts to 36.50% after the 80% cap on the limitation on itemized deductions has been met. The above table reflects only the effect of exemption from Federal income taxes. Unitholders of State Portfolios, which are exempt from both Federal and state taxes, would need a somewhat higher taxable yield than shown in the table to equal the tax-exempt yield of such Portfolios. There can be no assurance that state tax rates will remain unchanged.

*** Federal tax rate reverts to 39.10% after the 80% cap on the limitation on itemized deductions has been met.

         A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns and taxable equivalent returns on a Portfolio and returns over specified periods on other similar Nuveen Portfolios with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of a Portfolio. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the Federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Portfolios are described more fully elsewhere in this Prospectus.

         The Sponsor believes the information summarized below describes some of the more significant events relating to the various State Portfolios. The sources of such information are official statements of issuers in each state and other publicly available information, generally as of the date on or before the date of this Part One of the Prospectus, unless otherwise indicated. The Sponsor has not independently verified this information and makes no representation regarding the accuracy or completeness of the sources of information which have been available to it, but believes them to be complete and has itself relied upon them.

Alabama Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Alabama is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of banking, manufacturing, mining, oil and gas production and service industries, supplemented by rural areas with selective commercial agriculture. Alabama has a low growth rate in civilian labor. Income growth has also slowed in Alabama and is lower than the U.S. average. The Alabama economy grows at a slower rate than the national economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Alabama currently maintains a "AA," "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Alabama risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Alabama Portfolio, Balch & Bingham, special counsel to the Portfolio for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

         Under the income tax laws of Alabama, an Alabama Portfolio is not taxable as a corporation or otherwise.

         Income of an Alabama Portfolio, to the extent it is taxable, will be taxable to the Unitholders, not to an Alabama Portfolio.

         Each Unitholder's distributive share of the Alabama Portfolios' net income will be treated as the income of the Unitholder for Alabama income tax purposes.

         Interest on obligations of the State and subdivisions thereof and the Possessions of the United States held by an Alabama Portfolio which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

         Each Unitholder will, for the purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by an Alabama Portfolio as though the Bonds were sold or disposed of directly by the Unitholders.

         Gains realized on the sale or redemption of Units by Unitholders who are subject to the Alabama income tax will be includable in the Alabama income of such Unitholders.

Arizona Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Arizona is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Snell & Wilmer acted as special Arizona counsel to Arizona Traditional Portfolios 192 and all prior Arizona Traditional Portfolio. Chapman and Cutler, counsel to the Portfolios, acted as special Arizona counsel to Arizona Traditional Portfolio 193 and all subsequent Portfolios, including all Arizona Insured Portfolios. At the time of the closing for each Arizona Portfolio, the respective counsel to the Portfolios for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of each Arizona Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by a Portfolio is exempt from State income taxes.

         Neither the Sponsor nor counsel to the Portfolios have independently examined the Bonds to be deposited in and held in a Portfolio. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor counsel to the Portfolios has made any review for the Arizona Portfolios of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of Chapman and Cutler, counsel to the Portfolios, under existing law:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of an Arizona Portfolio, and the income of an Arizona Portfolio therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Arizona Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by an Arizona Portfolio, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by an Arizona Portfolio and distributed to the Unitholders.

         To the extent that interest derived from an Arizona Portfolio by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Portfolios will be exempt from Arizona income taxation and therefore will not be includable in the income of the Unitholders for income tax purposes when distributed by an Arizona Portfolio and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in an Arizona Portfolio are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to an Arizona Portfolio, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to an Arizona Portfolio, if any, with respect to the Bonds in the Portfolio which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Portfolios, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

California Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of California is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters and cutbacks in federal defense spending, weakness in the technology sector and fluctuations in the energy supply. In addition, California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase in demand for government services and which may impede future economic growth.

         The nationwide economic slowdown was not felt strongly in California as late as the fourth quarter of 2000, but is expected to affect the economy in 2001, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses). Widely publicized difficulties in California's energy supplies also pose some risks to the economy, especially if there are prolonged blackouts or shortages of natural gas. Slower than expected economic growth, or significant interruptions in energy supplies, could adversely affect the State's revenues.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

         All outstanding general obligation bonds of the State are rated "A+" by Standard & Poor's, "Aa3" by Moody's and "AA" by Fitch.

         Further information concerning California risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Jones, Day, Reavis & Pogue acted as special California counsel to California Traditional Portfolio 206 and all prior California Traditional Portfolios and to California Insured Portfolio 77 and all prior California Insured Portfolios. Wyman, Bautzer, Kuchel & Silbert acted as special California counsel to California Traditional Portfolio 207 through California Traditional Portfolio 239 and California Insured Portfolio 78 through California Insured Portfolio 107. Orrick, Herrington & Sutcliffe, L.L.P. acted as special California counsel to

California Traditional Portfolio 240 and all subsequent California Traditional Portfolios and to California Insured Portfolio 108 and to all subsequent California Insured Portfolios and to California Intermediate Insured Portfolio 1 and all subsequent California Intermediate Insured Portfolios. At the time of the closing for each California Portfolio, the respective counsel to the Portfolios rendered an opinion under then existing California income and property tax law applicable to individuals who are California residents substantially to the effect that:

         A California Portfolio is not an association taxable as a corporation and the income of a California Portfolio will be treated as the income of the Unitholders thereof under the income tax laws of California.

         Interest on the underlying securities (which may include bonds or other obligations issued by the governments of Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands) which is exempt from tax under California personal income tax and property tax laws when received by a California Portfolio will, under such laws, retain its status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax.

         Under California income tax law, each Unitholder in a California Portfolio will have a taxable event when the California Portfolio disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total tax cost of each Unit to a Unitholder is allocated among each of the bond issues held in a California Portfolio (in accordance with the proportion of the California Portfolio comprised by each bond issue) in order to determine his per unit tax cost for each bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per unit cost of each bond issue. Unitholders' bases in their Units, and the bases for their fractional interest in each California Portfolio asset, may have to be adjusted for the their pro rata share of accrued interest received, if any, on securities delivered after the Unitholders' respective settlement dates.

         Under the California personal property tax laws, bonds (including the bonds in a California Portfolio as well as "regular-way" and "when-issued" contracts for the purchase of bonds) or any interest therein are exempt from such tax.

         Any proceeds paid under an insurance policy, if any, issued to the Trustee of the Fund with respect to the bonds in a California Portfolio as well as "regular-way" and "when-issued" contracts for the purchase of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         Under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of a Portfolio is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

Colorado Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Colorado is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State experienced significant revenue shortfalls. A Constitutional Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. The economy of the State continues to be dependent on tourism and its position as a transportation hub. These sectors tend to be cyclical.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Colorado Trust, Sherman & Howard L.C., special Colorado counsel to the Colorado Portfolios, rendered an opinion under then existing law substantially to the effect that:

         A Portfolio will consist of obligations which were issued by the State of Colorado or its political subdivisions or by the United States or possessions of the United States including Puerto Rico, the Virgin Islands and Guam ("Colorado Bonds").

         Because Colorado income tax law is based upon the Federal law and in light of the opinion of Chapman and Cutler, each Portfolio is not an association taxable as a corporation for purposes of Colorado income taxation.

         With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above and the opinion of Chapman and Cutler referred to above:

         Each Colorado Unitholder will be treated as owning a share of each asset of a Portfolio for Colorado income tax purposes, in the proportion that the number of Units of such Portfolio held by the Unitholder bears to the total number of outstanding Units of the Portfolio, and the income of the Portfolio will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described.

         Interest on Colorado Bonds that would not be subject to Colorado income tax or Colorado alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income tax or alternative minimum tax when received by a Portfolio and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

         Any proceeds paid under an insurance policy issued to the issuer of the Colorado Bonds involved, to the Depositor prior to deposit of the Colorado Bonds in the Portfolio, or to the Portfolio, which proceeds represent maturing interest on defaulted Colorado Bonds and which proceeds would not be subject to Colorado income tax or alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income and alternative minimum tax when received by the Portfolio and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

         Generally, each Colorado Unitholder will realize gain or loss taxable in Colorado when the Portfolio disposes of a Colorado Bond (whether by sale, exchange, redemption or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Colorado Bonds during the interval between the Colorado Unitholder's settlement date and the date such Colorado Bonds are delivered to a Portfolio, if later). However, beginning in 2000, a Colorado Unitholder who is an individual, a trust or an estate may be able to exclude from Colorado taxable income up to $1,200 per year ($2,400 for a married couple filing jointly; which limits increase to $1,500 and $3,000, respectively, for years beginning with 2001) of interest income from the Colorado Bonds, gains from a Portfolio's disposition of Bonds or gains from the redemption or sale of the Colorado Unitholder's Units. Under legislation enacted by Colorado in 1999, interest income, dividend income and net capital gains (as defined in Section 1222(11) of the Code) otherwise includable in taxable income qualify for the exclusion. The exclusion will be available only in years during which state revenues exceed by $220 million ($350 million, indexed annually, for fiscal years beginning after July 1, 2000) state spending limits mandated by the

Colorado Constitution, as such revenue and spending limits are described in the Information Supplement to this Prospectus.

         Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing gain taxable in Colorado when their Units are sold or redeemed for an amount equal to or less than their original cost. Such gain may qualify for the exclusion from Colorado taxable income described in the preceding paragraph during years in which the exclusion becomes available.

         If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in a Trust is not deductible for Federal income tax purposes, it will not be deductible for Colorado income tax purposes.

Connecticut Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Connecticut is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Connecticut currently maintains a "AA," "Aa2" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Connecticut risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each Connecticut Portfolio consist of obligations issued by or on behalf of the State of Connecticut or its political subdivisions or public instrumentalities, State or local authorities, districts, or similar public entities created under the laws of the State of Connecticut or by or on behalf of a United States territory or possession the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder (the "Bonds"). Certain Bonds in the Connecticut Portfolios that were issued by the State of Connecticut or governmental authorities located in Connecticut may have been issued prior to the enactment of a Connecticut tax on the interest income of individuals; therefore, bond counsel to the issuers of such Connecticut Bonds did not opine as to the exemption of the interest on such Connecticut Bonds from such tax. However, the Sponsor and special counsel to the Portfolios for Connecticut tax matters believe that such interest will be so exempt. Interest on Connecticut Bonds in the Connecticut Portfolios is exempt from the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates.

         At the time of the closing for each Connecticut Portfolio, Day, Berry & Howard, special counsel to the Trusts for Connecticut tax matters, rendered an opinion, which relied explicitly on the opinion of Chapman and Cutler regarding Federal income tax matters, under then existing Connecticut law, substantially to the effect that:

         A Connecticut Portfolio is not subject to any tax on or measured by net income imposed by the State of Connecticut.

         Interest income from Bonds held by a Connecticut Portfolio is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Income Tax"), when such interest is received by a Connecticut Portfolio or distributed by it to a Unitholder.

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by a Connecticut Portfolio of a Bond held by a Connecticut Portfolio or upon the redemption, sale, or other disposition of a Unit of a Connecticut Portfolio held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of a Connecticut Portfolio as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond") held by a Connecticut Portfolio are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of a Connecticut Portfolio held by him.

         The portion of any interest income or capital gain of a Connecticut Portfolio that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

         An interest in a Unit of a Connecticut Portfolio that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         Gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of the Connecticut Income Tax. This rule would apply to gain or loss recognized by a Unitholder holding a Unit of a Connecticut Portfolio as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by a Connecticut Portfolio. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by a Connecticut Portfolio, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by the Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

Florida Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Florida is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the construction and construction-related manufacturing industries. These industries tend to be highly cyclical and there is no assurance that Florida's rapid population growth, which drove these industries in the past, will continue. Tourism is also one of the State's most important industries. Because many international travelers visit Florida, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, Florida could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems, particularly with regard to the citrus and sugar industries.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa2, AA+ and AA from Moody's, Standard & Poor's and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.

         Further information concerning Florida risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each Florida Portfolio will consist solely of interest-bearing obligations issued by or on behalf of the State of Florida, its political subdivisions and authorities or by the Commonwealth of Puerto Rico, Guam or the Virgin Islands (the "Florida Bonds").

         At the time of the closing for each Florida Portfolio, Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., special counsel to the Portfolios for Florida tax matters, rendered an opinion under then existing law substantially to the effect that:

         For Florida State income tax purposes, the Florida Portfolios will not be subject to the Florida income tax imposed by the Florida Code so long as the Portfolios have no income subject to federal taxation. In addition, political subdivisions of Florida do not impose any income taxes.

         Because Florida does not impose an income tax on individuals, non-corporate Unitholders will not be subject to any Florida income tax on income realized by the Portfolios. Each corporate Unitholder will be subject to Florida income taxation on its share of the income realized by the Portfolios notwithstanding the tax exempt status of the interest received from any bonds under Section 103(a) of the Internal Revenue Code of 1986 or any other federal law, unless the interest income constitutes nonbusiness income. Nevertheless, any corporate Unitholder that has its commercial domicile in Florida will be taxable under the Florida Code on its share of the Florida Portfolio income which constitutes nonbusiness income.

         Florida Trust Units will be subject to Florida estate tax only if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 [and in some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

         Neither the Florida Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.

         Because Florida Bonds issued by the State of Florida or its political subdivisions or by the Commonwealth of Puerto Rico, Guam and the Virgin Islands are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes, as amended, the Florida Portfolios will not be subject to Florida intangible personal property tax. In addition, the Unitholders will not be subject to Florida intangible personal property tax on the Units.

Georgia Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Georgia is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch.

         Further information concerning Georgia risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Smith, Gambrell & Russell acted as special Georgia counsel to Georgia Portfolio 188 and all prior Georgia Portfolios. Chapman and Cutler, Counsel to the Portfolios, acted as special Georgia Counsel to Georgia Portfolio 189 and all subsequent Georgia Portfolios. At the time of the closing for each Georgia Portfolio, the respective counsel to the Portfolios rendered an opinion under then existing law substantially to the effect that:

         The assets of the Portfolios will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor counsel to the Georgia Portfolios has independently examined the Bonds to be deposited in and held in the Portfolios. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor counsel to the Georgia Portfolios has made any review for the Portfolios of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of Chapman and Cutler, special counsel to the Portfolios for Georgia tax matters, under existing Georgia law:

                   (1) For Georgia income tax purposes, each Georgia Portfolio is not an association taxable as a corporation, and the income of the Georgia Portfolio will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Portfolio, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Portfolio and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia Portfolio will be exempt from Georgia income taxation and therefore will not be includable in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia Portfolio and received by the Unitholders.

                   (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

                   (3) Amounts paid by the Insurer under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Georgia Portfolio which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

                   (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Maryland Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Maryland is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maryland currently maintains a "AAA" bond rating from Standard & Poor's and Fitch and "Aaa" from Moody's on its general obligation indebtedness.

         Further information concerning Maryland risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each Maryland Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of Maryland, its political subdivisions and authorities and, provided the interest thereon is exempt from State income taxes by the laws or treaties of the United States, obligations issued by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam and the Virgin Islands, their political subdivisions and authorities (the "Maryland Bonds").

         At the time of the closing for each Maryland Portfolio, Venable, Baetjer and Howard, special counsel for the Maryland Portfolios previous to Portfolio 319 for Maryland tax matters. Ober, Kaler, Grimes & Shriver, P.C., acted as special counsel for Portfolio 319 through Portfolio 345, for Maryland tax matters. Blank Rome Comisky and McCauley L.L.P. acted as special counsel for Portfolio 346 and subsequent series for Maryland tax matters, and rendered an opinion under then existing law substantially to the effect that:

         For Maryland State and local income tax purposes, each Maryland Portfolio will not be taxable as an association, and the income of the Maryland Portfolio will be treated as the income of the Unitholders.

         For Maryland State and local tax purposes, interest on the Maryland Bonds which is exempt from Maryland State and local income tax when received by a Maryland Portfolio, and which would be exempt from Maryland State and local income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by a Maryland Portfolio and distributed to the Unitholders.

         Interest derived from a Maryland Portfolio by a Unitholder with respect to the Maryland Bonds will not be subject to Maryland State or local income taxes; provided that interest or profit derived from a Maryland Portfolio by a financial institution, as defined in Section 8-101(c) of the Tax-General Article of the Annotated Code of Maryland, will be subject to the Maryland state franchise tax on financial institutions, except to the extent such interest is expressly exempt from the Maryland state franchise tax by the statutes which authorize the issuance of such Maryland Bonds (see Section 8-204 of the Tax-General Article of the Annotated Code of Maryland).

         A Unitholder will not be subject to Maryland state or local income tax with respect to gain realized when Maryland Bonds held in a Maryland Portfolio are sold, redeemed or paid at maturity, except with respect to gain realized upon a sale, redemption or payment at maturity of such Maryland Bonds as are issued by or on behalf of United States territories or possessions, their political subdivisions and authorities; such gain will equal the proceeds of sale, redemption or payment, less the tax basis of the Maryland Bonds (adjusted to reflect (a) the amortization of Bond premium or discount, and (b) the deposit in a Maryland Portfolio after the Unitholder's settlement date of Maryland Bonds with accrued interest).

         Gain realized by a Unitholder from the redemption, sale or other disposition of a Maryland Portfolio Unit will be subject to Maryland state income tax except in the case of individual Unitholders who are not Maryland residents.

         If interest on indebtedness incurred or continued by a Unitholder to purchase Units in the Maryland Trust is not deductible for Federal income tax purposes, it will also be nondeductible for Maryland state income tax purposes and, if applicable, local income tax purposes.

         Maryland Portfolio Units will be subject to Maryland inheritance and estate tax only if held by Maryland residents. Neither the Maryland Bonds nor the Maryland Trust Units will be subject to Maryland personal property tax, sales tax or use tax.

Massachusetts Risk Factors and Tax Status

         Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The economic base of the Commonwealth has diversified as reliance on traditional manufacturing and defense spending has waned in favor of emerging technologies, high tech manufacturing, financial services and health care industries.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         Projected costs for the ongoing Central Artery/Ted Williams Tunnel Project have exceeded initial estimates requiring additional financing mechanisms to support its completion, and the project is now subject to increased federal oversight. In light of the risks involved in such a large construction project, the actual amount and timing of construction costs may differ significantly from current estimates. The Sponsor cannot predict the effect cost overruns may have on the fiscal health of the Commonwealth.

         All outstanding general obligation bonds of the state are rated "AA- " by Standard and Poor's, "Aa2" by Moody's and "AA-" by Fitch.

         Further information concerning Massachusetts risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Peabody & Arnold acted as special Massachusetts counsel to Massachusetts Traditional Portfolio 182 and all prior Massachusetts Traditional Portfolios and to Massachusetts Insured Portfolio 44 and all prior Massachusetts Insured Portfolios. Edwards & Angell acted as special Massachusetts counsel to Massachusetts Traditional Portfolio 183 and all subsequent Massachusetts Traditional Portfolios and to Massachusetts Insured Portfolio 45 and all subsequent Massachusetts Insured Portfolios. At the time of the closing for each Massachusetts Portfolio, the respective counsel to the Portfolios rendered an opinion, based on rulings by the Commissioner of Revenue and under then existing law, substantially to the effect that:

         For Massachusetts income tax purposes, each Portfolio will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws ("M.G.L.") and not as a grantor trust under Section 10(e) of M.G.L. Chapter 62.

         A Portfolio will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

         Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from a Portfolio in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest excludable from gross income for Federal income tax purposes received by a Massachusetts Portfolio on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or other possessions of the Untied States within the meaning of
Section 103(c) of the Internal Revenue Code of 1986, as amended ("Massachusetts Obligations").

         Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from a Portfolio in their Massachusetts gross income to the extent that such earnings or distributions are derived from the proceeds of insurance obtained by the Sponsor of the Portfolios or by the issuer or underwriter of an obligation held by a Portfolio that represent maturing interest on defaulted obligations held by the Trustee, if and to the same extent that such earnings or distributions would have been excludable from the gross income of such Unitholders if derived from interest paid by the issuer of the defaulted obligation.

         Unitholders which are corporations subject to taxation under M.G.L. Chapter 63 will be required to include their respective shares of the earnings of or distributions from a Portfolio in their Massachusetts gross income to the extent that such earnings or distributions represent interest from bonds, notes or indebtedness of any state, including Massachusetts, except for interest which is specifically exempted from such tax by the acts authorizing issuance of said Massachusetts Obligations.

         Each Portfolio's capital gains and/or capital losses which are includable in the Federal gross income of Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts taxation under M.G.L. Chapter 63 will be included as capital gains and/or losses in the Unitholders' Massachusetts gross income, except for capital gain which is specifically exempted from taxation under such Chapters by the acts authorizing issuance of said Massachusetts Obligations.

         Unitholders which are corporations subject to tax under M.G.L. Chapter 63 and which are tangible property corporations will not be required to include the Units when determining the value of their tangible property. Unitholders which are intangible property corporations will be required to include the Units when determining their net worth.

         Gains or losses realized on sales or redemptions of Units by Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63, will be includable in their Massachusetts gross income. In determining such gain or loss Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Massachusetts Obligations delivered to the Trustee after the Unitholders pay for their Units, for amortization of premiums, if any, on Massachusetts Obligations held by a Portfolio, and for accrued original issue discount with respect to each Massachusetts Obligation which, at the time the Massachusetts Obligation was issued, had original issue discount.

         The Units of a Portfolio are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

Michigan Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Michigan is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on manufacturing, tourism and agriculture. These sectors tend to be cyclical and are facing increasing competition from foreign producers.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the state are rated "AAA" by Standard & Poor's, "Aaa" by Moody's, and "AAA" by Fitch.

         Further information concerning Michigan risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Michigan Portfolio, Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel to the Michigan Portfolios, rendered an opinion under then-existing law substantially to the effect that:

         The assets of a Michigan Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of Michigan, and counties, municipalities, authorities and political subdivisions thereof, and, in limited instances, bonds issued by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or possessions of the United States (the "Michigan Bonds").

         Under the Michigan income tax act, the Michigan single business tax act, the Michigan city income tax act (which authorizes the only income tax ordinance that may be adopted by cities in Michigan), and under the law which authorizes a "first class" school district to levy an excise tax upon income, a Michigan Portfolio is not subject to tax. The income of a Michigan Portfolio will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Portfolio.

         Interest on the Michigan Bonds in a Michigan Portfolio which is exempt from Federal income tax is exempt from Michigan state and local income taxes and from the Michigan single business tax. Further, any amounts paid under the insurance representing maturing interest on defaulted obligations held by the Trustee will be excludable from Michigan state and local income taxes and from the Michigan single business tax if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

         For purposes of the foregoing Michigan tax laws (corporations and financial institutions are not subject to the Michigan income tax), so long as and to the same extent that a Michigan Portfolio is governed by the provisions of Subchapter J of the Internal Revenue Code of 1986, as amended, (relating to trusts) and will not be taxed as an association each Unitholder will be considered to have received his pro rata share of Michigan Bond interest when it is received by a Michigan Portfolio, and each Unitholder will have a taxable event when a Michigan Portfolio disposes of a Michigan Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Due to the requirement that tax cost be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The tax cost of each Unit to a Unitholder will be allocated for purposes of these Michigan tax laws in the same manner as the cost is allocated for Federal income tax purposes.

         If a Unitholder is subject to the Michigan single business tax (i.e., is engaged in a "business activity" as defined in the Michigan single business tax act), and has a taxable event for Federal income tax purposes when a Michigan Portfolio sells or exchanges Michigan Bonds or the Unitholder sells or exchanges Units, such event may impact the adjusted tax base upon which the single business tax is computed. Any capital gain or loss realized from such taxable event which was included in the computation of the Unitholder's Federal taxable income, plus the portion, if any, of such capital gain excluded in such computation and minus the portion, if any, of such capital loss not deducted in such computation for the year the loss occurred, will be included in the adjusted tax base. The adjusted tax base of any person other than a corporation is affected by any gain or loss realized from the taxable event only to the extent that the resulting Federal taxable income is derived from "business activity."

Minnesota Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Minnesota is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue which results in a fiscal system unusually sensitive to economic conditions. The State's economic base is diversified, consisting of manufacturing, construction, service industries and technology industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Minnesota currently maintains a "AAA" bond rating from Standard & Poor's and Fitch, and "Aaa" from Moody's on its general obligation indebtedness.

         Further information concerning Minnesota risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Minnesota Portfolio, Dorsey & Whitney, special Minnesota counsel for the Portfolios, rendered an opinion under then-existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         Counsel understands that a Minnesota Portfolio will have no income other than (i) interest income on bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and on bonds issued by Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate (and the term "Bonds" as used herein refers only to such bonds), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         "Taxable income" for Minnesota income tax purposes is the same as "taxable income" for Federal income tax purposes with certain modifications that (with one exception) do not apply to the present circumstances. The exception is that corporations must add to Federal taxable income the amount of any interest received on the obligations of states and their agencies and instrumentalities, political and governmental subdivisions, and municipalities. The terms "trust" and "corporation" have the same meanings for Minnesota income tax purposes, as relevant to the Minnesota tax status of the Minnesota Portfolio, as for Federal income tax purposes.

         In view of the relationship between Federal and Minnesota law described in the preceding paragraph and the opinion of Chapman and Cutler with respect to the Federal tax treatment of a Minnesota Portfolio and its Unitholders, (1) a Minnesota Portfolio will be treated as a trust rather than a corporation for Minnesota income tax purposes and will not be deemed the recipient of any Minnesota taxable income; (2) each Unitholder of a Minnesota Portfolio will be treated as the owner of a pro rata portion of a Minnesota Portfolio for Minnesota income tax purposes and the income of a Minnesota Portfolio will therefore be treated as the income of the Unitholders under Minnesota law; (3) interest on the Bonds will be exempt from Minnesota income taxation of Unitholders who are individuals, trusts and estates, when received by the Minnesota Portfolio and attributed to such Unitholders and when distributed to such Unitholders (except as hereinafter provided with respect to "industrial development bonds" and "private activity bonds" held by "substantial users");
(4) interest on the Bonds will be includable in the Minnesota taxable income (subject to allocation and apportionment) of Unitholders that are corporations;
(5) each Unitholder will realize taxable gain or loss when a Minnesota Portfolio disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units at a price which differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to a Minnesota Portfolio, if later); (6) tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders' realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; (7) any proceeds paid under an insurance policy issued to the Trustee with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligation; (8) any proceeds paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; (9) net capital gains of Unitholder attributable to the Bonds will be fully includable in the Minnesota taxable income of Unitholders (subject to allocation and apportionment in the case of corporate Unitholders); and (10) interest on bonds includable in the computation of "alternative minimum taxable income" for Federal income tax purposes will also be includable in the computation of "alternative minimum taxable income" for Minnesota income tax purposes.

         Interest income attributable to Bonds that are "industrial development bonds" or "private activity bonds" as those terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unitholder who is a "substantial user" of the facilities financed by the proceeds of such Bonds (or a "related person" to such a "substantial user") to the same extent as if such Bonds were held directly by such Unitholder.

Missouri Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Missouri is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, agriculture and service industries. The State's financial situation may be affected by increased costs in court-ordered desegregation payments in St. Louis.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch.

         Further information concerning Missouri risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Missouri Portfolio, Watson & Marshall, special counsel to the Portfolios for Missouri tax matters, rendered an opinion under then existing Missouri income tax law (not including any Missouri law imposing a franchise tax) applicable to corporations with Missouri taxable income and to individuals who are Missouri residents for Missouri income tax purposes substantially to the effect that:

         Each Missouri Portfolio will not be an association taxable as a corporation for purposes of Missouri income taxation.

         Each Missouri Unitholder will be treated as owning a pro rata share of each asset of a Missouri Portfolio for Missouri income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of a Missouri Portfolio, and the income of a Missouri Portfolio will therefore be treated as the income of each Missouri Unitholder under Missouri law in the proportion described.

         Interest on Bonds that would not be includable in Missouri adjusted gross income when paid directly to a Missouri Unitholder will not be includable in Missouri adjusted gross income when received by a Missouri Portfolio and attributed to such Missouri Unitholder or when distributed to such Missouri Unitholder.

         Each Missouri Unitholder will realize taxable gain or loss when a Missouri Portfolio disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) at a gain or loss or when the Missouri Unitholder redeems or sells Units at a price that differs from the adjusted basis. Gain or loss and the adjusted basis will be computed in the same manner as for Federal income tax treatment. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Missouri Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to or less than their original cost.

         If interest on indebtedness incurred or continued by a Missouri Unitholder to purchase Units in the Missouri Portfolio is not deductible for Federal income tax purposes, it also will be nondeductible for Missouri income tax purposes.

         Obligations issued by United States Possessions will not be subject to a Missouri intangibles tax or a personal property tax.

New Jersey Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of New Jersey is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AA+" by Standard & Poor's, "Aa1" by Moody's and "AA+" by Fitch.

         Further information concerning New Jersey risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets for each New Jersey Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of New Jersey and counties, municipalities, authorities and other political subdivisions thereof, and certain territories of the United States, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands (the "New Jersey Bonds").

         Pitney, Hardin, Kipp & Szuch acted as special New Jersey counsel to New Jersey Portfolio 257 and all prior New Jersey Portfolios. Herold and Haines, P.A. acted as special New Jersey Counsel to New Jersey Portfolio 258 and all subsequent series of the New Jersey Portfolios. At the time of the closing for each New Jersey Portfolio, the respective counsel to the New Jersey Portfolios rendered an opinion under then-existing law substantially to the effect that:

         Each New Jersey Portfolio will be recognized as a trust and not an association taxable as a corporation. Each New Jersey Portfolio will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         With respect to the non-corporate Unitholders who are residents of New Jersey, the income of each New Jersey Portfolio will be treated as the income of such Unitholders under the New Jersey Gross Income Tax. Interest on the underlying New Jersey Bonds which is exempt from tax under the New Jersey Gross Income Tax Law when received by a New Jersey Portfolio will retain its status as tax-exempt interest when distributed to the Unitholders.

         Any proceeds paid under individual policies obtained by issuers of New Jersey Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey Portfolio disposes of a New Jersey Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under individual policies obtained by issuers of New Jersey Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         Units of a New Jersey Portfolio may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in a New Jersey Portfolio which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the New Jersey Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

New York Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of New York is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The September 2001 terrorist attacks on the World Trade Center have caused extensive property and infrastructure damage, as well as significant loss of life. The long term effects on the economy on both the City and State of New York are unknown.

         The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

         All outstanding general obligation bonds of the State are rated "AA" by Standard & Poor's, "A2" by Moody's and "AA" by Fitch.

         Further information concerning New York risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each New York Portfolio, Edwards & Angell, special counsel to the New York Portfolios for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

         Interest on obligations issued by New York State, a political subdivision thereof, Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands, or other possessions of the United States within the meaning of Section 103(c) of the Internal Revenue Code of 1986, as amended ("New York Obligations"), which would be exempt from New York State or New York City personal income tax if directly received by a Unitholder, will retain its status as tax-exempt interest when received by the New York Portfolio (the "Portfolio") and distributed to such Unitholder. Thus, interest on bonds received by Unitholders which is not subject to New York State tax is also exempt from New York City personal income tax.

         Interest (less amortizable premium, if any) derived from a Portfolio by a resident of New York State (or New York City) in respect of obligations issued by states other than New York (or their political subdivisions) will be subject to New York State (or New York City) personal income tax.

         A Unitholder who is a resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in a New York Portfolio are sold, redeemed or paid at maturity or when the Unitholder's Units are sold or redeemed; such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held by a Portfolio, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued, had original issue discount, and (c) the deposit of New York Obligations with accrued interest in a Portfolio after the Unitholder's settlement date).

         Interest or gain from a Portfolio derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

         In the case of a Portfolio, amounts paid under the insurance policies representing maturing interest on defaulted New York Obligations held by the Trustee in a Portfolio will be excludable from New York State and New York City income if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

         For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of obligations of any state or subdivision thereof including New York.

         If borrowed funds are used to purchase Units in a Portfolio, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Portfolio.

North Carolina Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of North Carolina is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, industry, tourism and technology, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of North Carolina currently maintains a "AAA" bond rating from Standard & Poor's and Fitch and "Aaa" from Moody's on its general obligation indebtedness.

         Further information concerning North Carolina risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each North Carolina Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of North Carolina, its political subdivisions and authorities and, provided the interest thereon is exempt from North Carolina income taxes by the laws or treaties of the United States, by or on behalf of the United States territories or possessions (including Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands), their political subdivisions and authorities (the "North Carolina Bonds").

         At the time of the closing for each North Carolina Portfolio, Moore & Van Allen, special North Carolina counsel to the Portfolios, rendered an opinion under then existing law substantially to the effect that:

         A North Carolina Portfolio is not an association taxable as a corporation for North Carolina income tax purposes. Interest on the North Carolina Bonds which is exempt from North Carolina income tax when received by a North Carolina Portfolio will retain its status as tax-exempt interest when distributed to Unitholders.

         For North Carolina income tax purposes, each Unitholder will have a taxable event when, upon redemption or sale of his Units, he receives cash or other property. Gain or loss will be determined by computing the difference between the proceeds of such a redemption or sale and the Unitholder's adjusted basis for the Units.

         For North Carolina income tax purposes, each Unitholder will have a taxable event when a North Carolina Portfolio disposes of one of the North Carolina Bonds (whether by sale, payment at maturity, retirement or otherwise); provided that when any of the North Carolina Bonds held by a North Carolina Portfolio have been issued under an act of the General Assembly of North Carolina that provides that all income from such North Carolina Bond, including a profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by a North Carolina Portfolio will retain its tax-exempt status in the hands of each Unitholder.

         Interest on indebtedness paid or accrued by a Unitholder in connection with ownership of Units in a North Carolina Portfolio will not be deductible by the Unitholder for North Carolina state income tax purposes.

         Amortization of North Carolina Bond premiums is mandatory for North Carolina state income tax purposes for all North Carolina resident Unitholders. Amortization for the taxable year is accomplished by lowering the basis or adjusted basis of the Units, with no deduction against gross income for the year.

         Portfolio Units will be subject to North Carolina inheritance and estate tax if owned by a North Carolina resident on the date of his death. Neither the North Carolina Bonds nor the Units will be subject to the North Carolina sales tax or use tax.

Ohio Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Ohio is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1, AA+ and AA+ from Moody's, Standard & Poor's and Fitch, respectively, on its general obligations indebtedness.

         Further information concerning Ohio risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Each Ohio Portfolio is comprised primarily of interest-bearing obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (the "Ohio Obligations"), or by the governments of Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam ("Territorial Obligations") (collectively, "Obligations").

         At the time of the closing for each Ohio Portfolio, Squire, Sanders & Dempsey L.L.P., special Ohio counsel to the Ohio Portfolios, rendered an opinion under then existing law substantially to the effect that, provided that at all times at least 50% of the value of the total assets of the Ohio Portfolios consist of Ohio Obligations, or similar obligations of other states or their subdivisions, under existing Ohio law:

         Each Ohio Portfolio is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         Distributions with respect to Units of an Ohio Portfolio will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and municipal and school district income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         Distributions properly attributable to interest on Ohio Obligations held by the Ohio Portfolios are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         Distributions properly attributable to interest on the Territorial Obligations held by an Ohio Portfolio the interest on which is exempt from state income taxes under the laws of the United States is exempt from Ohio personal income taxes, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         Distributions properly attributable to proceeds paid under insurance policies, if any, to the Trustee of an Ohio Portfolio representing maturing interest on defaulted obligations held by the Ohio Portfolio that is excluded from gross income for federal income tax purposes will be exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         Distributions of profit made on the sale, exchange or other disposition by the Ohio Portfolios of Ohio Obligations, including distributions of "capital gains dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

Pennsylvania Risk Factors and Tax Status

         Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational and financial institutions. Growth in these sectors may be affected by federal funding and state legislation.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the Commonwealth are rated AA by Standard & Poor's, Aa2 by Moody's and AA by Fitch.

         Further information concerning Pennsylvania risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Pennsylvania Portfolio, Dechert Price & Rhoads, special Pennsylvania counsel to the Portfolios, rendered an opinion under then existing law substantially to the effect that:

         The proportion of interest income representing interest income from Pennsylvania Bonds distributed to Unitholders of the Portfolio is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax, nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

         Gains on the sale, exchange, redemption, or payment at maturity of a Pennsylvania Bond issued on or after February 1, 1994, will be taxable to Unitholders under the Pennsylvania Personal Income Tax and Corporate Net Income Tax, as will gains on the redemption or sale of a unit to the extent that each Portfolio is comprised of Pennsylvania Bonds issued on or after February 1, 1994. (The School District Tax has no application to gain or the disposition of property held by the taxpayer for more than six months.)

         The disposition by the Portfolios of a Pennsylvania Bond will not constitute a taxable event to a Unitholder under these taxes if the Pennsylvania Bond was issued prior to February 1, 1994. Although there is no published authority on the subject, counsel is of the opinion that a Unitholder of the Portfolios will not have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of his Unit to the extent that the Portfolios are then comprised of Pennsylvania Bonds issued prior to February 1, 1994.

         Units evidencing fractional undivided interests in the Portfolios are not subject to any of the personal property taxes presently authorized in Pennsylvania to the extent of that proportion of the Portfolio represented by Bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality and local housing or parking authority in the Commonwealth of Pennsylvania or issued by Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands ("Pennsylvania Bonds").


Tennessee Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Tennessee is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction, trade and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Tennessee currently maintains a "AA+," "Aa1" and "AA+" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Tennessee risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Tennessee Portfolio, Special Counsel to the Tennessee Portfolios for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of a Tennessee Portfolio will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that a Tennessee Portfolio held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from a Tennessee Portfolio would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by a Tennessee Portfolio that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as a Tennessee Portfolio that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Portfolios. The occurrence of such an event could cause distributions of interest income from a Portfolio to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

         In the opinion of Chapman and Cutler, Special Counsel to the Tennessee Portfolios, under existing Tennessee State law as of the date of this prospectus:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, a Tennessee Portfolio will not be subject to such taxes.

         For Hall Income Tax purposes, a proportionate share of such distributions from a Tennessee Portfolio to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from a Portfolio to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from a Tennessee Portfolio attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of a Tennessee Portfolio (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Portfolio) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from a Tennessee Portfolio (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by a Tennessee Portfolio) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to a Tennessee Portfolio, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, a Tennessee Portfolio will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by a Tennessee Portfolio (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

         The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

         Neither the Sponsor nor Chapman and Cutler has examined any of the Bonds to be deposited and held in a Tennessee Portfolio or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as the exemption of interest from the Income taxes imposed and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor counsel to the Tennessee Portfolios has made any review for the Tennessee Portfolios of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Texas Risk Factors and Tax Status

         Risk Factors. The financial condition of the State of Texas is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The state's economic base is diversified, consisting of construction, manufacturing, mining, business servicer, retail trade and technology industries. These industries tend to be highly cyclical.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of AA, Aa1 and AA+ from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Texas risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Texas Portfolio, Special Counsel to each Texas Portfolio for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         The State of Texas currently imposes no income tax. However, several proposals have been introduced in the Texas Legislature that would, among other things, impose a Texas income tax on individuals, trusts and businesses. It is impossible to predict whether any such proposals will be enacted, and whether, if enacted, any such law would exempt interest on Texas Bonds (or out of state Bonds) from the Texas income tax, or if so whether income distributed by a Texas Portfolio would retain its tax-exempt status when received by Unitholders. While no opinion is rendered as to whether income distributions from any Texas Portfolio will be exempt from any income tax that may be imposed on residents of Texas in the future, at the time of the closing for each Texas Portfolio, Johnson & Gibbs, P.C., special Texas counsel to the Texas Portfolios, rendered an opinion pursuant to then existing Texas law applicable to individuals who are residents of Texas for Texas tax purposes substantially to the effect that:

         Neither the State nor any political subdivision of the State currently imposes an income tax. Therefore, no portion of any distribution received by a Unitholder of a Texas Portfolio in respect of his Units is subject to income taxation by the State or any political subdivision of the State.

         Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Portfolio is taxable under any property tax levied in the State;

         The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of a Texas Portfolio included in the estate of such Unitholder; and

         With respect to any Unitholder which is subject to the State corporate franchise tax, Units in a Texas Portfolio held by such Unitholder, and distributions received thereon, will be taken into account in computing the taxable capital of the Unitholder allocated.

Virginia Risk Factors and Tax Status

         Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Virginia currently maintains a "AAA" bond rating from Standard & Poor's and Fitch, and "Aaa" from Moody's.

         Further information concerning Virginia risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Virginia Portfolio, Christian & Barton, L.L.P., special counsel to each Virginia Portfolio for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of each Virginia Portfolio will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia, its counties, municipalities, authorities or political subdivisions and, provided the interest thereon is exempt from Virginia income taxes by the laws or treaties of the United States, by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands, and their political subdivisions and authorities (the "Virginia Bonds").

         Each Virginia Portfolio will be treated as a trust for Virginia income tax purposes and not as an association taxable as a corporation. As a result, income of each Virginia Portfolio will be treated as the income of the Unitholders.

         Amounts representing tax-exempt interest for Federal income tax purposes received or accrued by the Portfolio with respect to the Virginia Bonds, will not be taxed to the Portfolio or to the Unitholders for Virginia income tax purposes. To the extent that interest on obligations of the Commonwealth or any political subdivision or instrumentality thereof is included in federal adjusted gross income, that income shall be subtracted in arriving at Virginia taxable income.

         Where an independent Virginia income tax exemption is provided for interest on certain obligations, including those issued by industrial development authorities pursuant to the Virginia Industrial Development and Revenue Bond Act, by the Virginia Housing Development Authority, by the Virginia Resources Authority and by the Virginia Education Loan Authority, interest on such obligations is exempt from Virginia income taxation without regard to any exemption from Federal income taxes.

         Gain which is subject to Federal income taxation as a result of the sale of a Unit by the Unitholder will be included in the Unitholder's Virginia taxable income.

         No income tax is imposed by any political subdivision of the Commonwealth of Virginia. The Commonwealth of Virginia does not impose a gift tax and the Virginia estate tax on a resident's Federal taxable estate and a non-resident's Federal taxable estate located in the Commonwealth is equal to the maximum state death tax credit allowable against the Federal estate tax payable by the estate.

Portfolio Operating Expenses

         No annual advisory fee is charged to the Portfolios by the Sponsor. The Sponsor does, however, receive a fee as set forth in Part Two of the Prospectus for regularly evaluating the Bonds and for maintaining surveillance over the Portfolio (the "Sponsor's Evaluation Fee"). Estimated annual Portfolio expenses are set forth in Part Two of the Prospectus; if actual expenses are higher than the estimate, the excess will be borne by that Portfolio.

         The Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Portfolio as set forth in Part Two of the Prospectus. Each annual fee is per $1,000 principal amount of the underlying Bonds in a Portfolio for that portion of the Portfolio that represents a particular plan of distribution. The Trustee's compensation and the Sponsor's Evaluation Fee with respect to each Portfolio is computed on the basis of the largest principal amount of Bonds in a Portfolio at any time during the period with respect to which such compensation is being computed. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). In addition, the Sponsor's Evaluation Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Portfolios, or if such index no longer exists, a comparable index. In addition, with respect to any fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Portfolio, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which Nuveen Investments is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliates of supplying such services, in the aggregate, in such year. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Portfolio for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Portfolios is expected to result from such use of these funds.

         Premiums for the policies of insurance obtained by the Sponsor or by the Bond issuers with respect to Bonds in Insured Portfolios and with respect to insured Bonds in Traditional Portfolios have been paid in full prior to the deposit of the Bonds in the Portfolios, and the value of such insurance has been included in the evaluation of the Bonds in each Portfolio and accordingly in the Public Offering Price of Units of each Portfolio. There are no annual or continuing premiums for such insurance.

         Commencing with Series 1011 and continuing through Series 1100, the Portfolios (and therefore Unitholders) will bear as an operating expense all or a portion of their offering and/or organization costs, including costs of registering Units with the Securities and Exchange Commission and states, and legal fees, but not including expenses incurred in the printing of preliminary and final prospectuses, and expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses as is common for mutual funds. Total offering costs will generally be amortized over the first five years of such Portfolios. For Series 814 through Series 1010, all or a portion of the expenses incurred in establishing the Portfolios, including costs of preparing the registration statements, the trust indentures and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, were paid by the Portfolios and amortized over the first five years of such Portfolios. For Series prior to Series 814, the Sponsor has borne all costs of creating and establishing such Portfolios.

         The following are additional expenses of the Portfolios and, when paid by or owed to the Trustee, are secured by a lien on the assets of the Portfolio or Portfolios to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Portfolios and the rights and interests of the

Unitholders; (2) all taxes and other governmental charges upon the Bonds or any part of the Portfolios (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses including counsel fees (including fees of bond counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not otherwise available in the Interest and Principal Accounts of the appropriate Portfolio.

         Except as provided in the Indenture, the Indenture for certain Series generally requires each Portfolio to be audited on an annual basis at the expense of the Portfolio by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Portfolio shall exceed $.05 per Unit on an annual basis. Unitholders of a Portfolio covered by an audit may obtain a copy of the audited financial statements upon request.

Distributions to Unitholders

         Interest received by the Trustee on the Bonds in each Portfolio, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, shall be credited to the "Interest Account" of the appropriate Portfolio and all other moneys received by the Trustee shall be credited to the "Principal Account" of the appropriate Portfolio.

National Traditional Portfolios 4 Through 39 - Semi-Annual Distributions

         The pro rata share of the Interest Account and the pro rata share of the cash in the Principal Account for each Portfolio will be computed by the Trustee semi-annually each year on the Record Dates (stated in Part Two of this Prospectus). Shortly after such computations, distributions will be made to the Unitholders as of the Record Date. Proceeds received from the disposition of any of the Bonds after a Record Date and prior to the following Distribution Date will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next Record Date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.10 per Unit. Persons who purchase Units after a Record Date and prior to the following Distribution Date will receive their first distribution on the second Distribution Date after their purchase of Units.

         As of each Record Date, the Trustee will deduct from the Interest Account or, to the extent funds are not sufficient therein, from the Principal Account, amounts needed for payment of expenses of the Portfolios. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Portfolios. Amounts so withdrawn shall not be considered a part of a Portfolio's assets until such time as the Trustee shall return all or part of such amount to the appropriate account.

National Traditional Portfolio 40 and Subsequent National Traditional Portfolios; All Other Portfolios - Optional Distributions

         The pro rata share of cash in the Principal Account in each Portfolio will be computed as of each semi-annual Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month. Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next semi-annual Record Date. The Trustee is not required to make a distribution from the Principal Account of any Portfolio unless the amount available for distribution in such account equals at least $0.10 per Unit.

         The pro rata share of the Interest Account in each Portfolio will be computed by the Trustee each month as of the Record Date. For National Traditional Portfolios 40 through 51, distributions will be made on or shortly after the fifteenth day of each month to Unitholders as of the Record Date. For National Traditional Portfolio 52 and subsequent National Traditional Portfolios, State Traditional Portfolios and subsequent State Traditional Portfolios and all other Portfolios, Unitholders have the option of receiving distributions monthly, quarterly or semi-annually. Record Dates are the first day of each month for Unitholders under the monthly plan of distribution, the first day of

March, June, September and December for quarterly distributions, and the first day of June and December for semi-annual distributions (for National Traditional Portfolio 140 and subsequent National Traditional Portfolios and all other Portfolios, quarterly Record Dates are the first day of February, May, August and November and for semi-annual distributions the Record Dates are the first day of May and November). Distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Portfolio as of the Record Date who are entitled to distributions at that time under the plan of distribution in effect. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution.

         The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units of a Portfolio in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of Portfolios having more than one available plan of distribution who desire to change their plan of distribution may do so by sending a written notice requesting the change, together with any Certificate(s), to the Trustee. The notice and any Certificate(s) must be received by the Trustee not later than the semi-annual Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date. Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date. Certificates should only be sent by registered or certified mail, return receipt requested, to minimize the possibility of their being lost or stolen. (See "Ownership and Transfer of Units.")

         As of the first day of each month, the Trustee will deduct from the Interest Account of a Portfolio or, to the extent funds are not sufficient therein, from the Principal Account of a Portfolio, amounts needed for payment of expenses of such Portfolio. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Portfolio. Amounts so withdrawn shall not be considered a part of a Portfolio's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. Funds which are available for future distributions, redemptions and payments of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

         The amount of the regular distributions will generally change when Bonds are redeemed, mature or are sold or when fees and expenses increase or decrease. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Portfolio, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Portfolio. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.


Accumulation Plan

         The Sponsor is also the principal underwriter of several open-end mutual funds (the "Accumulation Funds") into which Unitholders may choose to reinvest Portfolio distributions. Unitholders may elect to reinvest principal distributions or interest and principal distributions automatically, without any sales charge. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Portfolios and may invest in securities which would not be eligible for deposit in the Portfolios. Further information concerning the Accumulation Plan and a list of Accumulation Funds is set forth in the Information Supplement to this Prospectus, which may be obtained by contacting the Trustee at the phone number listed on the back cover of this Prospectus.

         Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from principal only reinvestment to reinvestment of both principal and interest or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. Such notice will be effected as of the next Record Date occurring at least ten days after the Trustee's receipt of the notice. There will be no charge or other penalty for such change of election or termination. The character of Portfolio distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

Reports to Unitholders

         The Trustee shall furnish Unitholders of a Portfolio in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Portfolio outstanding and a year-to-date summary of all distributions paid on said Units. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person, who at any time during the calendar year was a registered Unitholder of a Portfolio, a statement with respect to such Portfolio (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), and, except for any State Portfolio, the percentage of such interest by states in which the issuers of the Bonds are located, deductions for fees and expenses of such Portfolio, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. Each annual statement will reflect pertinent information in respect of all plans of distribution so that Unitholders may be informed regarding the results of other plans of distribution.


Unit Value and Evaluation

         The value of each Portfolio is determined by the Sponsor on the basis of (1) the cash on hand in the Portfolio or moneys in the process of being collected, (2) the value of the Bonds in the Portfolio based on the bid prices of the Bonds and (3) interest accrued thereon not subject to collection, less
(1) amounts representing taxes or governmental charges payable out of the Portfolio (2) amounts representing unpaid organization costs, if applicable, and
(3) the accrued expenses of the Portfolio. The result of such computation is divided by the number of Units of such Portfolio outstanding as of the date thereof to determine the per Unit value ("Unit Value") of such Portfolio. The Sponsor may determine the value of the Bonds in each Portfolio (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Portfolio, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or (4) by any combination of the above. Although the Unit Value of each Portfolio is based on the bid prices of the Bonds, the Units are sold initially to the public in the primary market at the Public Offering Price based on the offering prices of the Bonds.

         Because the insurance obtained by the Sponsor or by the issuers of Bonds with respect to the Bonds in the Insured Portfolios and with respect to insured Bonds in Traditional Portfolios is effective so long as such Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Bonds and therefore some value attributable to such insurance will be included in the value of Units of Portfolios that include such Bonds.


Distribution of Units to the Public

         The Sponsor currently intends to maintain a secondary market for Units of certain Portfolios. (See "Market for Units.") The amount of the dealer concession on secondary market purchases of Portfolio Units through the Sponsor will be computed based upon the value of the Bonds in the Portfolio, including the sales charge computed as described in "Public Offering Price," and adjusted to reflect the cash position of the Portfolio principal account, and will vary with the size of the purchase as shown in the following table:

                               Amount of Purchase*

                                  $50,000     $100,000      $250,000       $500,000     $1,000,000      $2,500,000
                        Under        to          to            to             to            to              or
 Years to Maturity     $50,000    $99,999     $249,999      $499,999       $999,999     $2,499,999         More
Less than 1                0          0            0             0             0              0               0
1 but less than 2       1.00%       .90%         .85%          .80%          .70%           .55%           .467%
2 but less than 3       1.30%      1.20%        1.10%         1.00%          .90%           .73%           .634%
3 but less than 4       1.60%      1.45%        1.35%         1.25%         1.10%           .90%           .781%
4 but less than 5       2.00%      1.85%        1.75%         1.55%         1.40%          1.25%          1.082%
5 but less than 7       2.30%      2.15%        1.95%         1.80%         1.65%          1.50%          1.320%
7 but less than 10      2.60%      2.45%        2.25%         2.10%         1.95%          1.70%          1.496%
10 but less than 13     3.00%      2.80%        2.60%         2.45%         2.30%          2.00%          1.747%
13 but less than 16     3.25%      3.15%        3.00%         2.75%         2.50%          2.15%          1.878%
16 or more              3.50%      3.50%        3.40%         3.35%         3.00%          2.50%          2.185%

____________________

* Breakpoint sales charges and related dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

         The Sponsor reserves the right to change the foregoing dealer concessions from time to time.

         Volume incentives can be earned as a marketing allowance by eligible dealer firms who reach cumulative firm sales or sales arrangement levels of a specified dollar amount of Nuveen Defined Portfolios sold in the primary or secondary market during any quarter as set forth in the table below. Eligible dealer firms are dealers that are providing marketing support for Nuveen Defined Portfolios in the form of 1) distributing or permitting the distribution of marketing materials and other product information, 2) providing Nuveen representatives access to the dealer's branch offices, and 3) generally facilitating the placement of orders by the dealer's registered representatives such as putting Nuveen unit trusts on their order entry screens. Eligible firms will not include firms that solely provide clearing services to broker/dealer firms. For purposes of determining the applicable volume incentive rate for a given quarter, the dollar amount of all units sold over the current and three previous quarters (the "Measuring Period") is aggregated. The volume incentive received by the dealer firm will equal the dollar amount of units sold during the current quarter times the highest applicable rate for the Measuring Period. For firms that meet the necessary volume level, volume incentives may be given on all applicable trades originated from or by that firm.

         Total Dollar Amount Sold
         Over Measuring Period           Volume Incentives

         $25,000,000 to $49,999,999      0.10% of current quarter sales
         $50,000,000 to $74,999,999      0.125% of current quarter sales
         $75,000,000 to $99,999,999      0.1375% of current quarter sales
         $10,000,000 or more             0.15% of current quarter sales

         Only sales through the Sponsor qualify for volume incentives and for meeting minimum requirements. The Sponsor reserves the right to modify or change the volume incentive schedule at any time and make the determination as to which firms qualify for the marketing allowance and the amount paid.

         Firms are not entitled to receive any dealer concession for any sales made to investors which qualified as "Discounted Purchases" (as defined in "Public Offering Price").


Ownership and Transfer of Units

         Ownership of Units is evidenced in Certificated form unless the Unitholder expressly requests that in the purchased Units be evidenced by book-entry positions recorded on the books and records of the Trustee. [For Portfolios included in Nuveen Tax-Free Unit Trust, Series 723 and all subsequent Portfolios, the ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee unless the Unitholder expressly requests that the purchased Units be evidenced in Certificate form.] The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book-entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book-entry form. Likewise, a Unitholder who holds Units in book-entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book-entry Unitholders will receive a Book-Entry Position Confirmation reflecting their ownership.

         For Portfolios allowing optional plans of distribution, Certificates for Units bear an appropriate notation on their face indicating which plan of distribution has been selected. When a change is made, the existing Certificates must be surrendered to the Trustee and a new Certificates issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book-entry Units can change their plan of distribution by making a written request to the Trustee, which will issue a new Book-Entry Position Confirmation to reflect the change.

         Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee at its address listed on the back cover of this Part One of the Prospectus, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholder. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book-Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued. Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

         The process of registration and delivery to the Unitholder of Certificates or Book-Entry Position Confirmations may take up to 30 days. Purchasers of Units will be unable to exercise any right to transfer or redemption until they have received their Certificate(s) or Book-Entry Position Confirmation(s). (See "Redemption.")


Replacement of Lost, Stolen or Destroyed Certificates

         To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary, but currently amounts to 1.0% of the market value of the Units represented by the Certificate. In the case, however, of a Portfolio as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.


Redemption

         Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at its address listed on the back cover of this Part One of the Prospectus (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or by providing satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See "Ownership and Transfer of Units.") No redemption fee will be charged by the Portfolio, Sponsor or the Trustee. However, a Unitholder's financial adviser may charge for serving as agent in the redemption of Units. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

         On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Portfolio determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender ("Redemption Price"). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

         The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that as regards a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which the Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

         Accrued interest paid on redemption will be withdrawn from the Interest Account of the appropriate Portfolio or, if the balance therein is insufficient, from the Principal Account of such Portfolio. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Portfolio. The Trustee is empowered to sell underlying Bonds of a Portfolio in order to make funds available for redemption. (See "How Bonds May Be Removed from the Portfolios.") Units so redeemed shall be cancelled. To the extent that Bonds are sold from a Portfolio, the size and diversity of such Portfolio will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The Redemption Price is determined on the basis of the bid prices of the Bonds in each Portfolio.

         The right of redemption may be suspended and payment postponed for any period during which the Securities and Exchange Commission determines that trading in the municipal bond market is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

         Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time the Certificate or Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as noted above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "back-up withholding."

How Units May Be Purchased by the Sponsor

         The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "Redemption.") The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

How Bonds May Be Removed From the Portfolios

         Bonds will be removed from a Portfolio as they mature or are redeemed by the issuers thereof. See the "Schedule of Investments" in Part Two and "Composition of Portfolios" herein for a discussion of call provisions of Portfolio Bonds.

         The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture, the Sponsor is obligated to provide the Trustee with a current list of Bonds in each Portfolio to be sold in such circumstances. In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of the Portfolio. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to the Portfolio. To the extent Bonds are sold, the size and diversity of the Portfolio will be reduced.

         In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred. The Sponsor may also direct the Trustee to liquidate Bonds in a Portfolio if the Bonds in the Portfolio are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded bonds on their redemption date.

         Except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture, and except as otherwise provided in the Prospectus or the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in a Portfolio.

Information About the Trustee

         The Trustee and its address are stated on the back cover of this Part One of the Prospectus. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities. The Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information not furnished by it contained in this Prospectus.

         Limitations on Liabilities of Sponsor and Trustee. The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

         The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Portfolio which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

         Successor Trustees and Sponsors. The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

         If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

         If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture, (1) appoint a successor sponsor, or (2) terminate the Indenture and liquidate the Portfolios.

Information About the Sponsor

         Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors seeking to build and sustain their wealth. More than 1.5 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

         To meet the unique circumstances and financial planning needs of our investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, defined portfolios, exchange-traded funds, customized asset management services and cash management products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal office located in Chicago (333 West Wacker Drive).

         To help advisors and investors better understand and more efficiently use an investment in the Portfolios to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Portfolios, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Portfolios to meet these and other specific investor needs.

Descriptions of Ratings

         The Bonds included in the Portfolios are rated by one of the rating agencies provided below. The following descriptions are published by the rating agencies.

         Standard & Poor's. The following is a brief description of the applicable Standard & Poor's rating symbols and their meanings:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         . Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         .    Nature of and provisions of the obligation; and

         . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on an obligation is extremely strong.

         AA--An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A--An obligation rated A is somewhat more susceptible to changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.

         Note Ratings: A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         . Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         . Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

                 SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

                  SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         Moody's Investors Service, Inc. The following is a description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings:

                  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

                  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                  Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Con. (...)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
         (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                  Note Ratings: U.S. Short-Term Ratings. In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

                  MIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

                  Fitch, Inc. The following is a brief description of the applicable Fitch, Inc. rating symbols and their meanings:

                  AAA--Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  AA--Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  A--High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or economic conditions than is the case for higher ratings.

                  BBB--Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                  "+" or "--" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

         Note Ratings:

                  F1--Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                  F2--Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


Other Information

         Amendment of Indenture. The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended to increase the number of Units in any Portfolio or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in any Portfolio except the substitution of refunding bonds under certain circumstances and except as otherwise provided in the Prospectus or the Indenture. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

         Termination of Indenture. Any Portfolio may be liquidated at any time by the written consent of 100% of the Unitholders or by the Trustee when the value of such Portfolio, as shown by any evaluation, is less than 20% of the original principal amount of such Portfolio. In the course of regularly appraising the value of Bonds in each Portfolio, the Sponsor will attempt to estimate the date on which a Portfolio's value will fall below the 20% level based on anticipated bond events over a five-year period, including maturities, escrow calls and current calls or refundings, assuming certain market rates. The Sponsor intends from time to time to recommend that certain Portfolios whose values have fallen or are anticipated to fall below the 20% level be terminated based on certain criteria which could adversely affect the Portfolio's diversification. Once the Sponsor has determined that a Portfolio's value has fallen or may fall below the 20% level within a five-year period, for purposes of computing the sales charge, the maturity of each bond in such Portfolio will be deemed to be the earlier of the estimated termination date of the Portfolio or the actual date used when pricing the bond under Municipal Securities Rulemaking Board rules and interpretations issued thereunder.

         The sale of Bonds from the Portfolio upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution for National and State Portfolios, beyond the end of the calendar year preceding the twentieth anniversary of its execution for Long Intermediate, and Intermediate Portfolios or beyond the end of the calendar year preceding the tenth anniversary of its execution for Short Intermediate and Short Term Portfolios.

         Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of a Portfolio maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds in the Portfolio then held and shall deduct from the assets of such Portfolio any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Portfolio, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Portfolio their pro rata share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Code of Ethics

         The Sponsor and the Portfolios have adopted a code of ethics requiring the Sponsor's employees who have access to information on Portfolio transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Portfolios.

Legal Opinion

         The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Special counsel for the Trusts for respective state matters are named in "Tax Status" herein. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for the Trustee with respect to the Trusts and as special New York tax counsel for the Series.

Auditors

         The "Statement of Condition" and the "Schedule of Investments" for each Portfolio in a Series and the related "Statement of Operations" and "Statement of Changes in Condition" and changes in the Portfolio Units have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report in Part Two of this Prospectus with information pertaining to the specific Portfolios in the Series to which such report relates, and are set forth in reliance upon the authority of said firm as experts in giving said report.

Supplemental Information

         Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about the Portfolios, which has been filed with the Securities and Exchange Commission and is intended to supplement information contained in Parts One and Two of the Prospectus. The supplemental information includes more detailed information concerning certain of the Bonds included in the Portfolios, taxable-equivalent yield tables and more specific risk information concerning the individual state Portfolios. This supplement also includes additional general information about the Sponsor, the accumulation plan and the Portfolios.

Nuveen Defined Portfolios

                           Nuveen Tax-Free Unit Trust

                                   Prospectus
                                    Part One
                               September 26, 2001

                                        Prospectus Part One must be accompanied by Part Two

Sponsor                                 Nuveen Investments
                                        333 West Wacker Drive
                                        Chicago, Illinois 60606-1286

Trustee                                 The Chase Manhattan Bank
                                        4 New York Plaza
                                        New York, New York 10004-2413
                                        800/257-8787

Legal Counsel to the Portfolios         Chapman and Cutler
                                        111 W. Monroe Street
                                        Chicago, Illinois 60603

Legal Counsel to Trustee                Carter, Ledyard & Milburn
                                        2 Wall Street
                                        New York, New York 10005

Independent Public
   Accountants for the Trust            Arthur Andersen LLP
                                        33 West Monroe Street
                                        Chicago, Illinois 60603

__________________

     This Prospectus does not contain complete information about the Portfolios filed with the Securities and Exchange Commission in Washington, DC under the Securities Act of 1933 and the Investment Company Act of 1940.

     More information about the Portfolios, including the code of ethics adopted by the Sponsor and the Nuveen Tax-Free Unit Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Portfolio information is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

     No person is authorized to give any information or representation about the Portfolios not contained in Parts One or Two of this Prospectus or the Information Supplement, and you should not rely on any other information.

     When Units of a Portfolio are no longer available or for investors who will reinvest into subsequent series of the Trusts may be used as preliminary Prospectus for a future series. If this is the case, investors should note the following:

          1. Information in this Prospectus is not complete and may be changed;

          2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

          3. This Prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

                           NUVEEN TAX-FREE UNIT TRUST

                             INFORMATION SUPPLEMENT

         This Information Supplement provides additional information concerning the structure, operations and risks of a Nuveen Tax-Free Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing (the"Prospectus"). Copies of the Prospectus can be obtained by calling or writing the Trustee at the telephone number and address indicated in Part One of the Prospectus dated September 26, 2001. This Information Supplement has been created to supplement information contained in the Prospectus.

         This Information Supplement is dated September 26, 2001. Capitalized terms have been defined in the Prospectus.

                                Table of Contents

General Risk Disclosure ........................................................   1

Why and How are the Bonds Insured? .............................................   6

Accumulation Plan ..............................................................   9

Information About the Sponsor ..................................................  11

Alabama Risk Factors ...........................................................  12

Arizona Risk Factors ...........................................................  13

California Risk Factors ........................................................  15

Colorado Risk Factors ..........................................................  24

Connecticut Risk Factors .......................................................  26

Florida Risk Factors ...........................................................  27

Georgia Risk Factors ...........................................................  34

Maryland Risk Factors ..........................................................  35

Massachusetts Risk Factors .....................................................  37

Michigan Risk Factors ..........................................................  41

Minnesota Risk Factors .........................................................  43

Missouri Risk Factors ..........................................................  44

New Jersey Risk Factors ........................................................  47

New York Risk Factors ..........................................................  49

North Carolina Risk Factors ....................................................  50

Ohio Risk Factors ..............................................................  52

Pennsylvania Risk Factors ......................................................  57

Tennessee Risk Factors .........................................................  63

Texas Risk Factors .............................................................  64

Virginia Risk Factors ..........................................................  67

General Risk Disclosure

         An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail. These include the ability of the issuer, or, if applicable, an insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. As set forth in the portfolio summaries in Part Two of this Prospectus, the Trusts may contain or be concentrated in one or more of the types of bonds discussed below. The following paragraphs discuss certain circumstances which may adversely affect the ability of issuers of the various types of Bonds held in the portfolio of a Trust to make payment of principal and interest thereon or which may adversely affect the ratings of such Bonds; with respect to Insured Trusts, however, because of the insurance obtained by the Sponsor or by the issuers of the Bonds, such changes should not adversely affect an insured Trust's receipt of principal and interest, the Standard & Poor's Corporation ("Standard & Poor's") AAA ratings or the Moody's Investors Service, Inc. ("Moody's") Aaa ratings of the Bonds in an Insured Trust portfolio. For economic risks specific to the individual Trusts, see "Risk Factors" for each Trust.

         Health Care Facility Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds.

         Certain hospital bonds provide for redemption at par upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

         Single Family and Multi-Family Housing Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for the elderly or for low to moderate income families. Such issues are generally characterized by mandatory redemption at par or, in the case of original issue discount bonds, accreted value in the event of economic defaults and in the event of a failure of the operator of a project to comply with certain covenants as to the operation of the project. The failure of such operator to comply with certain covenants related to the tax-exempt status of interest on the Bonds, such as provisions requiring that a specified percentage of units be rented or available for rental to low or moderate income families, potentially could cause interest on such Bonds to be subject to Federal income taxation from the date of issuance of the Bonds. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies, and social and economic trends affecting the localities in which the projects are located. Occupancy of such housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs.

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         Single Family Mortgage Revenue Bonds. Some of the Bonds in a Trust may
be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The redemption price of such issues may be more or less than the offering price of such bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, as amended, or Section 143 of the Internal Revenue Code of 1986, which Sections contain certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirements and the bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurance that such continuing requirements will be satisfied; the failure to meet such requirements could cause interest on the Bonds to be subject to Federal income taxation, possibly from the date of issuance of the Bonds.

         Congregate Care Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from loans to finance the construction and/or acquisition of congregate care facilities, including retirement facilities and nursing care units. A facility's gross receipts and net income available for debt service may be affected by future events and conditions, including, among other things, demand for services, the ability of the facility to provide the services required, management capabilities, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation and the termination or restriction of governmental financial assistance.

         Federally Enhanced Obligations. Some of the mortgages which secure the various health care or housing projects which underlie the previously discussed Health Care Facility Revenue, Single Family and Multi-Family Housing Revenue Single Family Mortgage Revenue Obligations and Congregate Care Revenue Bonds (the "Obligations") in a Trust may be insured by the Federal Housing Administration ("FHA"). Under FHA regulations, the maximum insurable mortgage amount cannot exceed 90% of the FHA's estimated value of the project. The FHA mortgage insurance does not constitute a guarantee of timely payment of the principal of and interest on the Obligations. Payment of mortgage insurance benefits may be (1) less than the principal amount of Obligations outstanding or
(2) delayed if disputes arise as to the amount of the payment or if certain notices are not given to the FHA within the prescribed time periods. In addition, some of the previously discussed Obligations may be secured by mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"), a wholly owned corporate instrumentality of the United States, and/or the Federal National Mortgage Association ("Fannie Mae") a federally chartered and stockholder-owed corporation. GNMA and Fannie Mae guarantee timely payment of principal and interest on the mortgage-backed certificates, even where the underlying mortgage payments are not made. While such mortgage-backed certificates are often pledged to secure payment of principal and interest on the Obligations, timely payment of interest and principal on the Obligations is neither insured nor guaranteed by the United States, GNMA, Fannie Mae or any other governmental agency or instrumentality. The GNMA mortgage-backed certificates constitute a general obligation of the United States backed by its full faith and credit. The obligations of Fannie Mae, including its obligations under the Fannie Mae mortgage-backed securities, are obligations solely of Fannie Mae and are not backed by or entitled to, the full faith and credit of the United States.

         Public Housing Authority Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from loans to finance public housing projects. These bonds are guaranteed by the federal Department of Housing and Urban Development. Such issues are generally characterized by mandatory redemption at par or, in the case of original issue discount bonds, accreted value in the event of

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economic defaults. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, changes in laws and governmental regulations, and social and economic trends affecting the localities in which the projects are located. In addition, the federal Department of Housing and Urban Development may impose regulations and/or limitations which may have an adverse impact on the Bonds in a Trust.

         Industrial Revenue Obligations. Certain of the Bonds in a Trust may be industrial revenue bonds ("IRBs"), which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restriction, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may have an impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected. The IRBs in a Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, in the case of original issue discount bonds, accreted value. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs in a Trust prior to the stated maturity of such Bonds.

         Power Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from pollution control bonds as well as the sale of electric energy and oil and gas. Some of these obligations are backed by the credit of an investor owned utility (IOU). The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reductions in estimates of future demand for electricity in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds.

         Utility Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from the sale of natural gas or the combined net revenue of two or more municipal utility systems operating as a single entity. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reductions in estimates of future demands for natural gas in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds.

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         Transportation Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The major portion of an airport's gross operating income is generally derived from fees received from airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. Transit system net revenues will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, demographic and population shifts, and competition from other forms of transportation; and by increased costs, including costs resulting from previous deferrals of maintenance. Port authorities derive their revenues primarily from fees imposed on ships using the facilities. The rate of utilization of such facilities may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks.

         Water and/or Sewerage Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

         Resource Recovery Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of sewerage or solid waste disposal services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

         Education Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which are, or which govern the operation of, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations that may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

         Bridge and Tollroad Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and Tunnel Authority.

         Dedicated-Tax Supported Revenue Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure

                                     Page 4

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the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

         Municipal Lease Revenue Bonds. Some of the Bonds in a Trust may be obligations that are secured by lease payments of a governmental entity. Such payments are normally subject to annual budget appropriations of the leasing governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.

         Special Obligation to Crossover. Some of the Bonds in a Trust may be issued with the intention of crossover refunding an outstanding issue at a future date. These bonds are secured to the crossover date by U.S. Government securities purchased with the proceeds of the refunding bonds. The revenues of such an issuer could be adversely affected by problems associated with the outstanding issue, economic, social and environmental policies and conditions that are not within the control of the issuer and governmental policies and regulations affecting the issuer.

         Civic Organization Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the pledge of civic organizations, including their assets. The problems faced by such issuers include the ability to collect pledges made, the unpredictable nature of an organization's composition and participation, the quality and skill of management, increased costs and delays attributable to organizations, expenses, and legislation regarding certain organizational purposes.

         Original Issue Discount Bonds and Stripped Obligations. Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. This original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See "TAX STATUS" in Part One of this Prospectus. The current value of an original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

         Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at

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higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

         Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "accreted value") plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" for more information about the call provisions of portfolio Bonds.

         Certain of the Bonds in a Trust may be Stripped Obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation. An obligation is "stripped" by depositing it with a custodian, which then effects a separation in ownership between the bond and any interest payment which has not yet become payable, and issues evidences of ownership with respect to such constituent parts. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

         Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. With respect to each Unitholder, the Internal Revenue Code treats as "original issue discount" that portion of the discount which produces a yield to maturity (as of the date of purchase of the Unitholder's Units) equal to the lower of the coupon rate of interest on the underlying obligation or the yield to maturity on the basis of the purchase price of the Unitholder's Units which is allocable to each Stripped Obligation. Original issue discount which accrues with respect to a Stripped Obligation will be exempt from Federal income taxation to the same extent as interest on the underlying obligations. (See "TAX STATUS" in Part One of this Prospectus.)

         Unitholders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

WHY AND HOW ARE THE BONDS INSURED?

Insurance on the Bonds

         Insured Trusts -- The bonds in the Trusts are covered by insurance policies obtained by the Sponsor or by the issuers or underwriters of the bonds from AMBAC Assurance Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA") or MBIA Insurance Corporation ("MBIA") (the "Insurers"). The "Schedules of Investments" in Part Two of the Prospectus identify the Insurer of each bond. Insurance guarantees the timely payment, when due, of all principal and interest on the bonds. Such insurance is effective so long as the insured bond is outstanding and the insurer remains in business. Insurance relates only to the particular bond and not to the Units offered hereby or to their market value. The bonds have received a rating of "Aaa" by Moody's, "AAA" by Fitch, Inc. ("Fitch") and/or "AAA" by Standard & Poor's in recognition of such insurance. There can be no assurance that any Insurer listed will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each Insurer "AAA," "AAA" or "Aaa," respectively. The following are brief descriptions of the Insurers.

         AMBAC Assurance Corporation. Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to AMBAC Assurance Corporation. AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,568,000,000 (unaudited) and statutory capital of approximately $2,787,000,000 (unaudited) as of March 31, 2001. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. Moody's, Fitch and Standard & Poor's have each assigned a triple-A financial strength rating to AMBAC.

                                       Page 6

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         Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC. The address of AMBAC's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

         AMBAC has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

         MBIA Insurance Corporation. MBIA is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         As of December 31, 2000, MBIA had admitted assets of $7.6 billion (audited), total liabilities of $5.2 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 2001, MBIA had admitted assets of $8.1 billion (unaudited), total liabilities of $5.8 billion (unaudited), and total capital and surplus of $2.3 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

         Furthermore, copies of MBIA's year-end financial statements prepared in accordance with statutory accounting practices are available without charge from MBIA. A copy of the Annual Report on Form 10-K of the Company is available from MBIA or the Securities and Exchange Commission. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

         Moody's rates the financial strength of MBIA "Aaa."

         Standard & Poor's rates the financial strength of MBIA "AAA."

         Fitch rates the financial strength of MBIA "AAA."

         Each rating of MBIA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Bonds. MBIA does not guaranty the market price of the Bonds nor does it guaranty that the ratings on the Bonds will not be revised or withdrawn.

         Financial Guaranty Insurance Company. FGIC is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against FGIC. FGIC is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of June 30, 2001, the total capital and surplus of FGIC was $1.181 billion. FGIC prepares financial statements on the basis of both statutory accounting principles

                                     Page 7

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and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to FGIC at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

         In addition, FGIC is currently licensed to write insurance in all 50 states and the District of Columbia.

         Financial Security Assurance Inc. FSA is a monoline insurance company incorporated in 1984 under the laws of the State of New York. FSA is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

         FSA and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities--thereby enhancing the credit rating of those securities--in consideration of payment of a premium to the insurer. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are typically supported by residential mortgage loans, consumer or trade receivables, securities or other asset having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities include general obligation bonds, special revenue bonds and other special obligations of state and local governments. FSA insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy FSA underwriting criteria.

         FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia S.A., a publicly held Belgian corporation. Dexia S.A., through its banks subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of FSA is obligated to pay any debt of FSA or its subsidiaries or any claim under any insurance policy issued by FSA or its subsidiaries or to make any additional contribution to the capital of FSA. As of June 30, 2001, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of FSA and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,481,333,000 (unaudited) and $776,018,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of FSA and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $1,589,409,000 (unaudited) and $632,823,000 (unaudited). Copies of FSA's financial statements may be obtained by writing to FSA at 350 Park Avenue, New York, New York 10022, Attention: Communications Department. Its telephone number is (212) 826-0100.

         Under an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by FSA or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by FSA as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit FSA's obligations under any financial guaranty insurance policy.

         FSA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Fitch. FSA's insurer financial strength is rated "AAA" by Standard & Poor's and Standard & Poor's (Australia) Pty Ltd. FSA's claims-paying ability is rated "AAA" by Fitch and Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

         Traditional Trusts-- Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Trust may have been obtained by the Sponsor, issuer or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is

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outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of "Aaa" by Moody's and/or "AAA" by Standard & Poor's in recognition of such insurance.

         If a Bond in a Traditional Trust is insured, the Schedule of Investments in Part Two of this Prospectus will identify the insurer. Such insurance will be provided by FGIC, AMBAC, Bond Investors Guaranty Insurance Company, now known as MBIA Corp. of Illinois ("BIG"), FSA, Municipal Bond Insurance Association (the "Association"), MBIA or Connie Lee Insurance Company ("ConnieLee"). There can be no assurance that any insurer listed therein will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's has rated the claims-paying ability of each insurer "AAA," and Moody's has rated all bonds insured by each such insurer, except ConnieLee, "Aaa." Moody's gives no ratings for bonds insured by ConnieLee.

         Because any such insurance will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trust that includes such Bonds. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

ACCUMULATION PLAN

         The Sponsor, Nuveen Investments ("Nuveen"), is also the principal underwriter of the Accumulation Funds listed in the following table. Each of these funds is an open-end, diversified management investment company into which Unitholders may choose to reinvest Trust distributions automatically, without any sales charge. Unitholders may reinvest both interest and principal distributions or principal distributions only. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. The investment advisor to each Accumulation Fund is a wholly-owned subsidiary of the Sponsor. Unitholders should contact their financial advisor or the Sponsor to determine which of the Accumulation Funds they may reinvest into, as reinvestment in certain of the Accumulation Funds may be restricted to residents of a particular state or states. Unitholders may obtain a prospectus for each Accumulation Fund through their financial advisor or through the Sponsor at (800) 257-8787. For a more detailed description, Unitholders should read the prospectus of the Accumulation Fund in which they are interested.

         The following is a complete list of the Accumulation Funds currently available, as of the Date of Deposit of this Prospectus, to Unitholders under the Accumulation Plan. The list of available Accumulation Funds is subject to change without the consent of any of the Unitholders.

Accumulation Funds

Mutual Funds

Nuveen Flagship Municipal Trust

         Nuveen Municipal Bond Fund
         Nuveen Insured Municipal Bond Fund
         Nuveen Flagship All-American Municipal Bond Fund
         Nuveen Flagship Limited Term Municipal Bond Fund

Nuveen Flagship Multistate Trust I

         Nuveen Flagship Arizona Municipal Bond Fund
         Nuveen Flagship Colorado Municipal Bond Fund
         Nuveen Flagship Florida Municipal Bond Fund
         Nuveen Maryland Municipal Bond Fund
         Nuveen Flagship New Mexico Municipal Bond Fund

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         Nuveen Flagship Pennsylvania Municipal Bond Fund
         Nuveen Flagship Virginia Municipal Bond Fund

Nuveen Flagship Multistate Trust II

         Nuveen California Municipal Bond Fund
         Nuveen California Insured Municipal Bond Fund
         Nuveen Flagship Connecticut Municipal Bond Fund
         Nuveen Massachusetts Municipal Bond Fund
         Nuveen Massachusetts Insured Municipal Bond Fund
         Nuveen Flagship New Jersey Municipal Bond Fund
         Nuveen Flagship New York Municipal Bond Fund
         Nuveen New York Insured Municipal Bond Fund

Nuveen Flagship Multistate Trust III

         Nuveen Flagship Georgia Municipal Bond Fund
         Nuveen Flagship Louisiana Municipal Bond Fund
         Nuveen Flagship North Carolina Municipal Bond Fund
         Nuveen Flagship Tennessee Municipal Bond Fund

Nuveen Flagship Multistate Trust IV

         Nuveen Flagship Kansas Municipal Bond Fund
         Nuveen Flagship Kentucky Municipal Bond Fund
         Nuveen Flagship Kentucky Limited Term Municipal Bond Fund Nuveen Flagship Michigan Municipal Bond Fund
         Nuveen Flagship Missouri Municipal Bond Fund
         Nuveen Flagship Ohio Municipal Bond Fund
         Nuveen Flagship Wisconsin Municipal Bond Fund

Nuveen Investment Trust

         Nuveen Large Cap Value Fund
         Nuveen Balanced Stock and Bond Fund
         Nuveen Balanced Municipal and Stock Fund
         Nuveen European Value Fund

Nuveen Investment Trust II

         Nuveen Rittenhouse Growth Fund
         Nuveen Innovation Fund
         Nuveen International Growth Fund

Nuveen Investment Trust III

         Nuveen Income Fund

         Each person who purchases Units of a Trust may become a participant in the Accumulation Plan and elect to have his or her distributions on Units of a Trust invested directly in shares of one of the Accumulation Funds. Reinvesting Unitholders may select any interest distribution plan. Thereafter, each distribution of interest income or principal on the participant's Units (principal only in the case of a Unitholder who has chosen to reinvest only principal distributions) will, on the applicable distribution date, or the next day on which the New York Stock Exchange is normally open ("business day") if the distribution date is not a business day, automatically be received

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by the transfer agent for each of the Accumulation Funds, on behalf of such participant and applied on that date to purchase shares (or fractions thereof) of the Accumulation Fund chosen at net asset value as computed as of 4:00 p.m. eastern time on each such date. All distributions will be reinvested in the Accumulation Fund chosen and no part thereof will be retained in a separate account. These purchases will be made without a sales charge.

     The Transfer Agent of the Accumulation Fund will mail to each participant in the Accumulation Plan a quarterly statement containing a record of all transactions involving purchases of Accumulation Fund shares (or fractions thereof) with Trust interest distributions or as a result of reinvestment of Accumulation Fund dividends. Any distribution of principal used to purchase shares of an Accumulation Fund will be separately confirmed by the Transfer Agent. Unitholders will also receive distribution statements from the Trustee detailing the amounts transferred to their Accumulation Fund accounts.

     Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from principal only reinvestment to reinvestment of both principal and interest or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

Information About the Sponsor

     The Sponsor has also acted as co-managing underwriter of Nuveen Senior Income Fund, Nuveen Floating Rate Fund, Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax-Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal

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Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Insured Premium
Income Municipal Fund 2, all registered closed-end management investment companies. Including the registered open-end and closed-end investment companies listed above and its defined portfolios, Nuveen has approximately $71 billion in securities under management.

Alabama Risk Factors

     Economic Outlook. In the past three years, Alabama's economy has been driven by growth in consumer spending, services, residential and commercial construction, and state and local governments. Alabama's economy grew 3.4% in 2000 compared to 3.5% in 1999. Four factors contributed to the slight slowdown of the state economy in 2000: higher energy prices, high consumer debt, more job losses in manufacturing, and slower income growth. Additionally, increased energy prices acted as a tax on disposable income, reducing consumer expenditures on other items.

     Personal income in 2000 grew approximately 4.3% compared to 4.4% in 1999. Lost manufacturing jobs and increased retail trade jobs resulted in slower income growth overall and failure to add high-wage jobs is the primary reason why state income growth has not kept up with the national rate.

     There were approximately 3,600 new jobs in the construction sector in 2000, an increase of 3.6% over the previous year. The manufacturing sector, which accounts for about 20% of the state's total nonagricultural employment, lost almost 12,000 jobs in the last two years. During the first half of 2000, Alabama exports rose by nearly 10.9% over the same period in 1999. Most exports were to Canada, Mexico or Japan. Since 1998, when Mercedes-Benz decided to assemble the M-class vehicle at their plant in Vance, Alabama, there has been a large increase in exports to Austria. Consequently, Austria is now Alabama's fourth largest export market. Exports to Austria during the first half of 2000 increased by almost 298% over the same period in 1999.

     The State of Alabama has become the second largest banking state in the United States. The Alabama Department of Banking regulates 131 state charter banks which have operations in 16 states representing more than $173 billion in assets. Alabama is second only to New York in assets under regulation.

     The overall forecast for 2001 is for slower growth than in 2000. Alabama's gross state product is expected to increase by 3.1% in 2001. Services, such as technology-related businesses, are expected to remain strong. Slower consumer spending will affect both retail and housing markets.

     Revenues and Expenditures. Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

     The General Fund accounts for many different governmental functions. Certain revenue sources are earmarked for use only in the General Fund. Total revenues on a cash basis in 2000 for the General Fund were $1.132 billion, an increase of $103 million over 1999. The largest increase occurred in Investment Income, the largest revenue source for the General Fund, which increased $28.3 million, accounting for 17.8% of total revenues. General Fund expenditures totaled $1.090 billion in 2000, an increase of $74.9 million over 1999. General Fund expenditures are used primarily to support three functional areas of state government: protection of persons and property (28.8%), physical and mental health (35.8%) and general government (22.4%).

     Debt Management. Both the Alabama Constitution and statutes require a balanced budget for annual financial operations. The State Constitution prohibits the issuance of debt. Therefore, the only way to issue general obligation debt is by amending the Constitution through a statewide vote of the people. The State does issue revenue bonds which are limited obligations of public corporations governed by State officials. Those revenue bonds are

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backed by a pledge of specific revenue sources for which the annual collections are generally predictable. The total outstanding general obligation bond indebtedness as of September 30, 2000, was $292.5 million and the total outstanding revenue bond indebtedness for the primary government was $514.1 million. The total outstanding revenue bond indebtedness for component units was $4.471 billion. The total outstanding bond indebtedness for the reporting entity at September 20, 2000, was $5.277 billion. The State's general obligation bond debt per capita decreased to $66 during the year. The ratio of general obligation bond debt to assessed property valuation dropped to 0.77% and the ratio of general obligation debt to personal income dropped to 0.28%.

     Ratings. State of Alabama general obligation bonds have been assigned the following ratings: Standard & Poor's, AA; Moody's, Aa3; and Fitch, AA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Alabama issuers may be unrelated to the creditworthiness of obligations issued by the State of Alabama, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Alabama Trust is susceptible to political, economic or regulatory factors affecting issuers of Alabama municipal obligations (the "Alabama Municipal Obligations"). These include the possible adverse effects of certain Alabama constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Alabama and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Alabama or contained in Official Statements for various Alabama Municipal Obligations.

Arizona Risk Factors

     Economic Outlook. The outlook for the Arizona economy is similar to that of the United States, as the Arizona economy tends to mirror the U.S. economy. In the current business cycle, the state has even outperformed that national average in areas such as personal income and employment growth. The forecast for Arizona anticipates that this trend will hold but still calls for a gradual slowing of the Arizona economy over the next two to three years.

     The strength of Arizona's economy is evident from its rapid recovery from the Asian financial crisis in the fall of 1998. At that time, Arizona's export industry was severely affected by the reduced demand for its manufactured goods and many layoffs resulted from it. Today, the State Department of Commerce reports that 2000 will likely break the record set in 1997 when $13.8 billion worth of goods were exported from Arizona to other countries.

     In the five years between the summer of 1995 and the summer of 2000, the Arizona economy added more than 450,000 new jobs. This type of explosive growth has often earned Arizona the number one ranking in the nation with respect to job creation over the last few years. In September 2000, however, Arizona had to yield its number one position to Nevada, but it still enjoys a healthy growth rate of 4.1% year-to-year. Employment growth is expected to end at 3.2% in 2001 and 3.0% in 2001. All sectors of Arizona's economy are posting high employment gains except construction. In September 2000, construction growth was ranked 37th in the nation with a showing of only 1.8%. Even with the small gain, Arizona's construction employment is at an all time record high level of 160,000 jobs, twice as many as in 1993.

     As of October 2000, the unemployment rate in the state was 3.7%, 0.06% less than what was recorded at the same time in 1999. Unemployment rates are projected to reach 4.5% in 2001 and 2002.

     Revenues and Expenditures. Although Arizona's fiscal year runs from July 1st to June 30th, the Legislature adopts 2-year budgets. The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal Biennium 2000-01, all State agencies, including capital improvement budgeting, moved to a biennial budgeting system. From Fiscal Years 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs." The Budget

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Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies selected for annual review and appropriation are designated as Major Budget Units ("MBUs"). The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units ("OBUs").

     The General Fund ended the 2000 fiscal year with $952.9 million in unreserved fund balance and a $482.1 million reserved fund balance for a total fund balance of $1.435 billion. This compares to the previous year total fund balance of $1.291 billion. Included in the $482.1 million reserved fund balance is $407.8 million for the Budget Stabilization Fund ("BSF").

     The BSF was established by the legislature in 1991 to set revenue aside during times of above-trend economic growth, utilizing the revenue during times of below-average growth. Recent legislation requires that refund payments for alternative fuel vehicle tax credits and consumer loss recovery fund liabilities be funded by the BSF up to $200 million. The deposit into or withdrawal from the BSF for a given fiscal year is determined by comparing the annual growth rate of inflation adjusted Arizona personal income to the trend growth rate of inflation adjusted Arizona personal income for the most recent seven years. If the annual growth rate exceeds the trend growth rate, the excess is multiplied by General Fund revenue of the prior fiscal year and the result is the amount to be deposited into the BSF. If that annual growth rate is less than the trend growth rate by 2.0% or more, the deficiency when multiplied by the General Fund revenue of the prior year would be equal to the amount withdrawn from the BSF. Based on the projections of a gradually slowing economy, the difference between the annual adjusted personal income and the seven-year average will be 1.9% in FY 2002 and 0.9% in FY 2003. Since these are not greater than 2.0%, no withdrawal from the BSF is anticipated. At the end of FY 2000, balances in the BSF, including accrued interest, had reached $407.8 million. As a result of alternative fuel vehicle related legislation, up to $200 million will be withdrawn to pay tax credits in excess of normal taxpayer liabilities in FY 2001. Legislation also requires an annual repayment to the BSF of up to $16 million from sales tax revenues.

     Debt Management. The Arizona Constitution, under Article 9, Section 5, provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. Thus, the state is not permitted to issue general obligation debt. As a result, the State finances most of its major capital needs by lease purchase transactions and by issuing revenue bonds. Lease purchase transactions are funded by Certificates of Participation ("COPs"). Revenue bonds are associated with specific State functions and are funded by dedicated revenue sources.

     The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any Fiscal Year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

     In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that reformulates education funding by providing $350 million of state funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized state funded system. The bill should not affect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

     Each Arizona Trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain

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Arizona constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arizona.

California Risk Factors

General

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances improved significantly starting in 1995. After several years of very strong growth, the State's financial condition has started to worsen since the start of 2001. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 34 million represents about 12.5% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.

     Total personal income in the State, at an estimated $991 billion in 1999, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Recovery did not begin in California until 1994, later than the rest of the nation, but since that time California's economy has outpaced the national average. Through the end of 2000, unemployment in the State was under 5%, its lowest level in three decades. Economic indicators have shown a steady and strong recovery underway in California since the start of 1994, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and nonresidential construction. Residential construction has increased since the lows of the early 1990's but is lower than during the previous expansion in the 1980's. Exports have been very strong, especially to Asia (other than Japan), Latin America and Canada. Following the strongest growth in a decade in 1999 and 2000, the State's economy is projected to grow more slowly in 2001. The nationwide economic slowdown was not felt strongly in California as late as the fourth quarter of 2000, but is expected to affect the economy in 2001, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses). Widely publicized difficulties in California's energy supplies also pose some risks to the economy, especially if there are prolonged blackouts or shortages of natural gas, but these factors, and the impact of rising energy prices, are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1997 revealed that California ranked 49th of the 50 states in energy expenditures as a percentage of state domestic product. Nevertheless, slower than expected economic growth, or significant interruptions in energy supplies, could adversely affect the State's revenues.

     Recent Developments Regarding Energy. California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years.

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Energy usage in the State has been rising sharply with the strong economy, but no new power generating plants have been built since the 1980's. The three major investor-owned utilities in the State ("IOUs") have been purchasing electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, while the retail prices they can charge their residential and small business customers have been capped at specified levels. Starting in mid-2000, power purchase costs exceeded retail charges, and the IOUs incurred substantial losses and accumulated large debts to continue to purchase power for their customers. As a result, the credit ratings of the IOUs have deteriorated, making it impossible for the two largest IOUs to continue to purchase power after mid-January, 2001, when they defaulted on paying certain of their obligations. On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the federal Bankruptcy Code. The second-largest IOU continues in default of various obligations, and may be forced into bankruptcy in the future, but it has entered an agreement with the Governor of the State (described below) which is intended to restore its financial viability.

     In mid-January 2001, there were rolling electricity blackouts in northern California affecting millions of customers. The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end-use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases are initially being funded by advances from the State's General Fund; almost $5 billion was expended in the first three months. The DWR is entitled to repayment from a portion of retail end use customer's payments, remitted through the IOUs, but these amounts will not equal the power purchase costs. The General Fund advances and the balance of energy purchase costs are intended to be funded from the issuance of up to $13 billion of revenue bonds. Legislation has been passed and signed by the Governor to authorize issuance of these revenue bonds, expected to be issued starting in August 2001. Pending implementation of these repayment mechanisms, the State has sufficient cash reserves and available internal borrowings to fund the DWR power purchases at least through the summer of 2001. The revenue bonds will be repaid from a dedicated revenue stream derived from customer payments. The DWR has the legal power to set retail rates at a sufficient level to recover all its costs. These bonds will not be backed in any way by the faith and credit or taxing power of the State.

     Proceedings are underway before the California Public Utilities Commission ("CPUC") to increase rates for electricity supplied by the DWR. In March 2001, the CPUC approved substantial rate increases (averaging about 40%) for customers of the two largest IOUs, but further proceedings will be necessary to implement these increases and determine the portion which will be due the DWR. The IOUs are challenging aspects of recent CPUC decisions concerning rates and other matters affecting the IOUs.

     The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and will come on-line in 2001-2003. As noted, the State is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

     Natural gas prices in California have been increasing significantly as a result of limited pipeline capacity into the State and nationwide price increases. The prices nationally may remain high for some time until additional supplies are produced, as natural gas prices are not regulated. One of the State's IOUs also supplies natural gas, and its credit difficulties have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

     A number of additional plans are under consideration by the Administration and the State Legislature, including the authorization of State agencies to own, build or purchase power generation or transmission facilities and assist energy conservation efforts. Plans are also being considered to assist the IOUs repay their debts incurred in purchasing power. In April, 2001, the Governor entered into a Memorandum of Understanding ("MOU") with the second largest IOU which includes, among a number of things, purchase by the State of the IOU's long-distance transmission facilities. Implementation of the MOU will require legislation and regulatory approval from both the

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CPUC and Federal Energy Regulatory Commission; there can be no assurance that the MOU will be implemented as written, or in a modified form. A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the CPUC may charge retail customers, financial responsibility for purchases of power by the IOUs, and various antitrust and fraud claims against energy suppliers.

Constitutional Limitations on Taxes, Other Charges and Appropriations

     Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.

     Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. For the last ten years, appropriations subject to limitation have been under the State's limit. However, because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $700 million above the limit. No refund will occur unless the State also exceeds its limit in fiscal year 2000-01; the State Department of Finance estimates the State will be about $3.6 billion below its appropriation limit in fiscal year 2000-01.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 2001, the State had outstanding approximately $22.6 billion of long-term general obligation bonds, plus $800 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $14.9 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1999-2000, debt service on general obligation bonds and lease purchase debt was approximately 3.7% of General Fund revenues.

Recent Financial Results

     The principal sources of General Fund revenues in 1999-2000 were the California personal income tax (55 percent of total revenues), the sales tax (29 percent), bank and corporation taxes (9 percent), and the gross premium tax on insurance (2 percent). An estimated 20% of personal income tax receipts (10% of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile. The State has taken account of the recent drop in stock market levels and reduced its estimated receipts from these revenues in the future.

     The State maintains a Special Fund for Economic Uncertainties (the
"SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

     Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

     Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

     The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 and 1999-2000, significant new spending programs were also enacted, particularly for education. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the "SFEU") totaled $8.7 billion at June 30, 2000.

     The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding has increased to over $6,700 per pupil in FY 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

     One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut will be offset by about $2.6 billion in General Fund money in FY 2000-01, and $3.6 billion for fiscal year 2001-02. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures.

     Fiscal Year 2000-01 Budget. By the spring of 2000, as the fiscal year 2000-01 budget was being enacted, the Administration released updated revenue and expenditure projections for 1999-2000 and 2000-01. These reports showed that the State's very strong economy together with the strong stock market, resulted in extraordinary growth in revenues, particular personal income taxes. The Administration revised its revenue estimates for 1999-2000 upward to $71.2 billion, an increase of $8.2 billion above the original Budget Act estimate. Expenditures were projected to increase to about $67.2 billion. The Administration's projected balance in the SFEU at June 30, 2000 increased from about $880 million at the time of the original Budget Act to over $8.7 billion. As noted above under "Constitutional Limitations on Taxes, Other Charges and Appropriations," the extraordinary and rapid growth of State revenues placed the State $700 million over its Constitutional appropriations limit in fiscal year 1999-2000.

     The Administration estimated over $12 billion additional revenue for the fiscal years 1999-2000 and 2000-01, compared to initial estimates made in January 2000. The 2000-01 Budget Act (the "2000 Budget Act") was signed on June 30, 2000. The spending plan assumed General Fund revenues and transfers of $73.9 billion, and appropriated $78.8 billion (the difference coming from the SFEU surplus generated in fiscal year 1999-2000). To avoid pressures on future budgets, the Administration devoted about $7.0 billion of the new spending on one-time expenditures and investments.

     The Administration estimated that the SFEU would have a balance of $1.781 billion at June 30, 2001. The Governor also held back $500 million as a set-aside for litigation costs, which have been spent. Because of the State's strong cash position, the Administration announced the State would not undertake any revenue anticipation note borrowing in 2000-01.

     The largest program in the 2000 Budget Act is aid to K-12 school districts, which increased by $3.0 billion above 1999-2000 levels. There was also a large increase in funding for the public higher education systems, and for health and welfare programs. New investments were made for capital outlay, including $2.0 billion General Fund support for transportation projects, to supplement gasoline taxes normally used for those purposes, part of a six-year $6.9 billion transportation package. A total of about $1.5 billion was devoted to tax relief, including the additional VLF reduction described above under "Recent Budgets." The Legislature also enacted a one-time tax relief package for senior citizen homeowners and renters valued at about $150 million, a personal income tax credit for credentialed teachers ($218 million) and a refundable tax credit for child care expenses ($195 million). The 2000 Budget Act included a $200 million unrestricted grant to cities and counties, as well as about $200 million in funding to support various local law enforcement programs.

     Although, as noted, the Administration projected a budget reserve in the SFEU of about $1.78 billion on June 30, 2001, the General Fund fund balance on that date also reflects $350 million of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 2000-01 Budget Act contained a $350 million appropriation from the General Fund toward this settlement.

     Reports since the FY 2000-01 Budget Act was enacted show that revenues were significantly higher than projected through the first half of the fiscal year. As a result, the State will reduce its sales tax by 0.25% for at least one year, starting January 1, 2001. This will result in about $1.15 billion in lower revenues during calendar year 2001.

         On January 10, 2001, the Governor released his proposed Budget for fiscal year 2001-02 (the "Governor's Budget"). On May 14, 2001, the Administration released updated estimates and budgetary proposals (the "May Revision"). The May Revision estimated that General Fund revenues in fiscal year 2000-01 would be about $78 billion, $1.1 billion above the Governor's Budget estimate and $4.1 billion above the estimates when the 2000-01 Budget Act was signed. Expenditures for 2000-01 were estimated to be about $80.2 billion, $1.3 billion above the original spending plan. The Governor's Budget revised the estimate for the SFEU, the budget reserve, at June 30, 2001 from $1.78 billion to $5.9 billion. As noted above, however, the State has been expending and will ultimately expend all of these funds for energy purchases. The May Revision assumes these moneys will be repaid from the sale of revenue bonds.

         The May Revision revealed that the weakening economy and, most particularly the sharp drop in the stock market, especially for technology-related companies, cutting into capital gains and option income, would have a severe impact on revenues in 2001-02, with both personal income taxes and corporate taxes projected to decline from 2000-01 levels. General Fund revenues in fiscal year 2001-02 were projected to drop to $74.8 billion, a decline of more than 4 percent from the current year. Even this estimate may be reduced if economic activity is more strongly affected by the energy situation or the national economic slowdown, or if the stock markets perform poorly. The May Revision proposed a reduction of more than $3 billion in expenditures compared to the Governor's Budget, holding at almost the same level as the current year, utilizing a portion of the expected surplus. The May Revision proposed to fund a small reserve of $1 billion, less than half the amount proposed in the Governor's Budget. The final 2001-02 budget will be adopted in the summer after further deliberation between the Legislature and the Governor.

         Although the State's strong economy has produced record revenues to the State government in recent years, the State's budget faces one or more years of significant constraints due to weaker economic conditions, and it continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Ratings

         The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. In the spring of 2001, Standard & Poor's and Moody's reduced California's senior ratings to "A+" and "Aa3," respectively, because of concerns about the energy situation. Both Moody's and Fitch have, as of April 2001, placed California's ratings on watch with negative implications.

         There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

         The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

         Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

         State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

         In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For the last several years, the State has also provided $100 million annually to support local law enforcement costs. In 2000-01, the State provided $200 million in unrestricted grants to cities and counties.

         To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

         Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

         Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

         California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered

"indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

         The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

         Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

         Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

         The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Colorado Risk Factors

         Restrictions of Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is 4% of total appropriations from the General Fund. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 3% for 1995 and later years. The balance held in the State Controlled Maintenance Trust Fund is now used to satisfy the Emergency Reserve requirement.

         For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of
(i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

         According to the Colorado Economic Perspective, State Revenue and Economic Projections through FY 2005-06, dated June 20, 2001 (the "2001 Economic Report"), which is published by the Office of State Planning and Budgeting, the fiscal year 2001 ending General Fund reserve will be $434.2 million, which is $220.6 million over the Unappropriated Reserve requirement. The 2000 fiscal year ending General Fund reserve was $783.8 million, or $583.4 million over the required Unappropriated Reserve. Based on the 2001 Economic Report estimates, the fiscal year 2002 ending General Fund reserve is forecast to be approximately $226.2 million, which is exactly equal to the four percent statutory requirement.

         On November 3, 1992, voters in Colorado approved a constitutional amendment (the "TABOR") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. TABOR applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of TABOR.

         The provisions of TABOR are unclear and have required judicial interpretation. Among other provisions, TABOR requires voter approval prior to tax increases, the imposition of a new tax, creation of debt, or mill levy or valuation for assessment ratio increases or a change of tax policy resulting in a net revenue gain. TABOR also limits increases in government spending and property tax revenues to specified percentages. TABOR requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in TABOR. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to TABOR, local government spending is to be limited by the same formula as the limitation for property tax revenues. TABOR limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits were fiscal year 1992 spending and 1991 property taxes collected in 1992. The base for spending and revenue limits for each subsequent fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. TABOR also prohibits new or increased real property transfer taxes, new State real property taxes and local District income taxes.

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         Litigation concerning several issues relating to TABOR has been brought in the Colorado courts. Colorado appellate courts have held that (1) Districts can increase mill levies to pay debt service on voter approved general obligation bonds issued after the effective date of TABOR; (2) Districts can increase mill levies to pay general obligation bonds issued prior to TABOR provided that such bonds or bonds issued to refund such bonds were voter approved; (3) multi-year lease-purchase agreements subject to annual appropriation do not require voter approval; (4) notes to be issued by the State the repayment of which was subject to legislative appropriation must be approved by the voters under TABOR; (5) entities with the power to levy taxes may not themselves be "enterprises" for purposes of TABOR (however, the Court did not address the issue of how valid enterprises may be created); and (6) that a properly worded ballot question can permanently exempt a District from the TABOR revenue limits. There is currently pending litigation (1) regarding whether certain government entities are Districts for purposes of TABOR and (2) seeking to effectively overturn the decision that local voters can permanently exempt Districts from TABOR's revenue limits. It is possible that additional litigation construing TABOR will be brought in the future which could impact the State or local governments.

         According to the 2001 Economic Report, for fiscal year 2000, general fund revenues (adjusted for cash funds that are exempt from TABOR) were $6,257.4 million and program revenues (cash funds) were $2,245.6 million, for revenues totaling $8,503 million. During year 1998, inflation and population grew at rates of 3.0% and 1.9%, respectively, for a combined total limit of 4.9%. Accordingly, under TABOR, State expenditures during the 2000 fiscal year could not exceed $7563.7 million and the actual 2000 fiscal year general fund and program revenues of $8,503 million were over the limit. The 2001 Economic Report projects TABOR surpluses of $898.7 million and $328.9 million for the 2001 and 2002 fiscal years, respectively. All of these surpluses must be refunded, unless voters allow the State to retain some or all of those revenues.

         Because of the significant anticipated surpluses, many permanent tax reductions were passed by the General Assembly during the last three legislative sessions. In total, taxes were reduced by an estimated $580.2 million in fiscal year 2002. The largest tax cut was a reduction in the income and sales tax rates. The income tax rate is now 4.63%, compared to 5.0% in 1998. As of January 1, 2001, the sales tax rate was lowered to 2.9% from the prior 3.0%.

         There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

         State Finances. According to State of Colorado Audited Financial Reports, under generally accepted accounting principles, the State had unrestricted General Fund ending balances at June 30 of approximately $368.5 million for fiscal year 1996, $514.1 million for fiscal year 1997, $901.0 million for fiscal year 1998 and $678.5 million for fiscal year 1999. The ending balances starting with fiscal year 1997 are required give effect to HB 98-1414, which specifies that the refunds required by TABOR are to be booked in the year of the refund rather than in the year incurred.

         For fiscal year 2000, the following tax categories generated the following percentages of the State's $6,286.3 million total revenues (accrual basis): individual income taxes represented 59.1% of gross fiscal year 2000 receipts; sales, use, and other excise taxes represented 30.1% of gross fiscal year 2000 receipts; and corporate income taxes represented 4.6% of gross fiscal year 2000 receipts. For fiscal year 2001, General Fund revenues of approximately $6,693.7 million and appropriations of approximately $6,686.3 million are projected. The percentages of General Fund revenue generated by type of tax for fiscal year 2001 and 2002 are not expected to be significantly different from fiscal year 2000 percentages.

         State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized

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to issue short-term revenue anticipation notes. Local government units in the
State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise. At the November 2, 1999 election, Colorado voters approved the State's issuance of $1.7 billion of revenue anticipation notes for highway funding, of which approximately $1.03 billion has been issued to date by the Colorado Department of Transportation.

         State Economy. Based on estimates published by the State of Colorado, Office of State Planning and Budgeting as presented in the 2001 Economic Report, 53.7% of non-agricultural employment in Colorado in 2000 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the next largest employment sectors in the State, representing approximately 15.3% and 9.3%, respectively, of non-agricultural employment in the State in 2000. The Office of Planning and Budgeting expects similar concentrations for calendar years 2001 and 2002.

         According to the 2001 Economic Report, the Colorado unemployment rate averaged 2.7% in 2000, with an average unemployment rate of 3.0% projected for 2001. Colorado continued to surpass the non-agricultural employment growth rate of the U.S., with a 3.9% rate of growth for Colorado in 2000, as compared with 2.0% for the nation as a whole, but forecasts call for a gradual slowing. Employment growth is expected to slow to 3.5% for 2001 due to layoffs in the advanced technology and service sections, and employment growth is projected at 3.4% in 2002 and 3.1% in 2003.

         Personal income rose 10.8% in Colorado during 2000, as compared with an increase of 6.3% for the nation as a whole. Total Colorado retail sales in 2000 increased by a near record 11.5% over calendar year 1999.

Connecticut Risk Factors

         Connecticut, like the nation, has been moving through a period of extraordinary economic growth. For more than a decade the state has ranked first in the nation in per capita income and employment has been growing steadily since 1993. Defense and insurance continue to be important industries, but bio-science, software development, communications, pharmaceuticals, medical technology and tourism have contributed to a diversification in Connecticut's industrial base and have fueled economic growth.

         Connecticut's economy was slow to emerge from a recession that began in early 1989 and ended in late 1992. While its recovery lagged behind most of the New England region, Connecticut has regained over 80% of the jobs lost during the recession. Through October of 2000, a year-over-year gain of 23,700 jobs had been realized, a growth rate of 1.4%. The state's low unemployment rate--2.0% in October of 2000-- is contributing to the present restrained growth in payroll employment.

         Connecticut continues to lead the nation in per capita income with a 1999 figure of $39,300, compared to $28,542 nationally. This places Connecticut at 138% of the national average. Connecticut ranks fourth in the nation in real median household income. In 1999, Connecticut's real median household income of $50,798 was 125% of the United States' average of $40,816. While rising in recent years, the state's real median income is still below its pre-recession level of $56,860 in 1989.

         Revenues and Expenditures. Connecticut operates on a fiscal year ending June 30 of each year. In Fiscal Year 2000, the state recorded a General Fund deficit of $77 million with revenues totaling approximately $12.336 billion and expenditures of approximately $12.413 billion. The deficit is equal to 0.6% of General Fund

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expenditures. Since the introduction of the income tax in 1991, the state's cumulative General Fund surpluses total to $756 million. The sum of $34,960,241 was placed in the state's Rainy Day Fund in Fiscal Year 2000 bringing the balance to $564,037,776. In addition, $265,474,330 was made available for school construction and rewiring to support information technology in classrooms.

         In Fiscal Year 2000, total General Fund revenue increased 7.7% over the prior year. Sizable revenue growth occurred despite tax reductions approximating $300 million that were implemented in Fiscal Year 2000. General Fund spending increased by 10% in Fiscal Year 2000, almost triple the general rate of inflation. This approximates the historically high spending levels of the early part of the last decade.

         For the third straight year the state's constitutional cap on spending was exceeded. The additional appropriations required a declaration of extraordinary circumstances by the Governor. The cap was exceeded by $232.8 million in Fiscal Year 2000. Over the last three years, the spending cap has been lifted to permit additional spending totaling $952.5 million.

         Debt Management. Connecticut continues to lead the nation in state tax supported debt per capita. Bonded debt per capita has more than doubled over the past decade growing to $2,863 by the end of Fiscal Year 2000. In Fiscal Year 2000, the state added an additional $397 million to its net outstanding bonded debt total and issued $1.126 billion in new debt. Of this total $489 million was for infrastructure or other assets benefiting future generations of taxpayers. The remaining $637 million was used to fund on-going state operating expenses.

         The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. Bonded debt represents about half of the state's total long-term obligations. In Fiscal Year 2000, state long-term debt obligations totaled $18.002 billion, an increase of $798 million or 4.6% over the previous year. Bond debt and unfunded pension liabilities account for 96.5% of the total long-term obligations.

         General obligation bonds issued by the state of Connecticut's general obligation bonds are rated AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Connecticut Trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

Florida Risk Factors

Population

     . In 1980, Florida was the seventh most populous state in the U.S. Florida has grown dramatically since then, and, as of April 1, 2000, ranks fourth with an estimated population of 16 million.

     . The U.S. average population increase since 1990 is about 1.0% annually, while Florida's average increase is about 1.8% annually.

     . From 1990 to 1999, 82.4% of Florida's population growth was due to more people moving into Florida than moved out. The remaining 17.6% was due to the excess of births over deaths.

     . Approximately one-third of the population increase due to the net in-migration was due to people moving to Florida from foreign countries, and the other two-thirds was due to people moving from other states.

     . Approximately 60% of Florida's total population is at the working age (18-64). This share is not expected to increase significantly in the next decade.

     . However, the percentage of Florida residents aged 85 and older was projected to increase by 29% between 1995 and 2000 and by another 23% between 2000 and 2005.

Income

     .    Personal income in Florida has been growing steadily the last decade.

     . Florida's real income per person has tracked closely with the U.S. average and has tracked above the southeast.

     . Since 1992, however, Florida's real income per person has been consistently slightly below that of the U.S.

     Florida has a proportionately greater retirement age population than most states. As a result, property income (dividends, interest, and rent), and transfer payments (for example, Social Security and pension benefits) are relatively more important sources of income to persons residing in Florida. Transfer payments are typically less sensitive to the ups and downs of the economy than wages and salaries and other employment income, and, therefore, act as a stabilizing force in weak economic periods.

     The personal income of residents of the various states in the U.S. is frequently used to make comparisons among the various states. However, using personal income to compare Florida to other states can be misleading. Florida's personal income is systematically underestimated. Contributions by employers to employees' pension, profit sharing, and other retirement plans are included in personal income of that employee while the employee is working and earning wages and salary. When those same employees retire, to avoid double accounting, retirement payments to them from those retirement plans are excluded in computing personal income. Florida retirees are more likely to be collecting retirement benefits that they earned in a state other than Florida. As a result, Florida personal income is underestimated.

     .    Florida has no personal income tax.

     .    Florida's real income per person in 1999 was $28,023.

     . The U.S. average real income per person was slightly higher at $28,542.

     . Real income per person in the southeast United States was significantly lower at $25,703.

     . Total Florida real income increased 4.6% from 1998 to 1999 and is forecasted to increase 3.6% in the fiscal year ended June 30, 20001, and 4.0% in the fiscal year ending June 30, 2001.


____________________________

/1/ All figures in this risk disclosure that are stated as projections or estimations for the fiscal year ended June 30, 2000 are referred to as such because the relevant data had not been conclusively calculated to provide actual figures as of January 23, 2001.

     . Florida real income per person is projected to increase 1.6% in the fiscal year ended June 30, 2000, and 2.1% in the fiscal year ending June 30, 2001.

     . The national economic forecast indicates slower growth during the next two fiscal years. While the Florida economy will also slow, it is expected to continue outperforming the U.S. economy.

Employment

     . Since 1990, Florida's working age population (age 18-64) has increased approximately 17%, while the number of employed persons in Florida increased approximately 20.2%.

     . Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services.

     . In 1998, 13 of the 20 public companies in Florida generating the most revenue were Fortune 500 companies with headquarters in Florida.

     In 1998, services constituted 36% and trade constituted 25.5% of Florida's total non-farm jobs. The U.S., however, continues to have a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of manufacturing jobs tend to be less cyclical.

     . From 1990 to 1994, Florida's unemployment rate was consistently slightly higher than that of the U.S.

     . From 1994 to 1997, Florida's unemployment rate was generally below that of the U.S.

     . In 1998, Florida's unemployment rate was again very slightly above that of the U.S.

     . It is estimated that in 1999 and 2000 Florida's unemployment rate will once again fall below the U.S. unemployment rate.

     . It is estimated that Florida's unemployment rate will be 3.8% in the fiscal year ended June 30, 2000, and 4.1% in the fiscal year ending June 30, 2001.

     . Florida's economy is expected to grow at a slow rate along with the U.S., but is expected to outperform the U.S. as a whole.

     . Total non-farm employment in Florida is expected to increase 3.5% for the fiscal year ended June 30, 2000, and 2.5% for the fiscal year ending June 30, 2001.

     . Trade and services, the two largest employment sectors, currently account for more than half of the total non-farm employment in Florida.

     . Employment in the service sectors should experience an increase of 5.4% for the fiscal year ended June 30, 2000, while growing 4.5% for the fiscal year ending June 30, 2001. Trade is expected to expand 2.9% for each of the fiscal years ended June 30, 2000, and ending June 30, 2001.

     . The service sector is now Florida's largest non-farm employment category.

Construction

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     In the past, Florida's economy has been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years as a result of continued diversification of Florida's economy. For example, in 1973, total contract construction employment as a share of total non-farm employment was about 10%, in the late 1980's, the share had edged downward to 7.5%, and in 1998, the share was only 5.2%. This trend is expected to continue as Florida's economy continues to diversify.

     While recent federal tax reforms reducing capital gains realized on the sale of homes may increase the purchases of second, preretirement homes in Florida, single and multi-family private housing starts in Florida are projected to slow over the next two years.

     . Single and multi-family private housing starts in Florida for the fiscal year ended June 30, 2000, are projected to fall to a combined level of 138,600 decreasing to 134,900 for the fiscal year ending June 30, 2001.

     . Total construction expenditures in Florida are forecasted to increase
       3.5% for the fiscal year ended June 30, 2000, and increase 0.8% for the fiscal year ending June 30, 2001

Tourism

     Tourism is one of Florida's most important industries. Approximately 48.7 million tourists visited Florida in 1998. Florida's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Due in large part to the fact that Florida does not have a state individual income tax, tourists in Florida are, in essence, additional residents for purposes of determining Florida tax revenues.

     . Tourist arrivals to Florida are forecasted to increase by 4.9% for the fiscal year ended June 30, 2000, and 2.7% for the fiscal year ending June 30, 2001.

     . Tourist arrivals to Florida by air are expected to increase by 6.3% for the fiscal year ended June 30, 2000, and increase by 4.3% for the fiscal year ending June 30, 2001.

     . Tourist arrivals by car are expected to increase by 3.1% for the fiscal year ended June 30, 2000, and decrease 0.5% for the fiscal year ending June 30, 2001.

     In the fiscal year ended June 30, 2000, 51.2 million domestic and international tourists are expected to have visited Florida. For the fiscal year ending June 30, 2001, about 52.6 million tourists are expected to visit Florida.

Revenues and Expenses

     Estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida for the fiscal year ending June 30, 2001, total $21,561.2 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to Florida, $19,361.7 million of that is Estimated Revenues and represents an increase of 4.8% over the previous year's Revenues. With effective General Revenues plus Working Capital and Budget Stabilization Funds appropriations at $20,143.7 million, including $47.0 million transferred to the Budget Stabilization Fund, unencumbered reserves at the fiscal year ending June 30, 2001, are estimated at $1,464.5 million. Estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida for the fiscal year ending June 30, 2002, total $21,900.3 million, a 1.6% increase over the fiscal year ending June 30, 2001. The $20,350.4 million in Estimated Revenues represents an increase of 5.1% over the previous year's Estimated Revenues.

     General Revenues and Expenses. For the fiscal year ended June 30, 1999, approximately 68% of Florida's total direct revenue to its four operating funds was derived from Florida taxes and fees, with Federal grants and other special revenue accounting for the balance. The large majority of Florida General Revenue Funds available to Florida for the fiscal year ended June 30, 1999, were made up of the following taxes:

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          . Sales and use tax -- 71%

          . Corporate income tax -- 8%

          . Intangible personal property tax -- 4%

          . Estate tax -- 4%

          . Documentary stamp tax -- 3%

     During the same fiscal year ended June 30, 1999, the large majority of expenditures from Florida's General Revenue Fund were as follows:

          . Health and social concerns -- 36%

          . Education -- 27%

          . Government -- 12%

     Florida Sales And Use Tax. Florida's sales and use tax (6%) currently accounts for Florida's single largest source of tax receipts. Slightly less than 10% of Florida's sales and use tax is designated for local governments and is distributed to the respective counties in which the tax is collected for use by the counties, and the municipalities in such counties. In addition to this money from the State of Florida, local governments may (by a vote of the residents) assess a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are used for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other taxing powers in addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. The indigent health care tax alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%.

     . With the exception of the tax on gasoline and special fuels, the receipts from the sales and use tax are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or to local governments.


     . For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the General Revenue Fund totaled $13,766.7 million, an increase of 8.3% over the fiscal year ended June 30, 1999, collections.

     . For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the Solid Waste Management Trust Fund totaled $46.0 million, an increase of 3.1% over the fiscal year ended June 30, 1999, collections.

     . For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to local governments totaled $1,264.1 million, an increase of 8.4% over the fiscal year ended June 30, 1999, collections.

     Alcoholic Beverage Tax. Florida imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of Florida's major tax sources. The surcharge on alcoholic beverages sold for consumption on premises was reduced by the 1999 Legislature. This reduction is expected to reduce collections by $30.3 million in the fiscal year ended June 30, 2000, and $37.4 million in the fiscal year ending June 30, 2001. Approximately 88% of the revenues collected from this tax are deposited into Florida's General Revenue Fund.

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     .    Receipts from the alcoholic beverage tax and liquor license fees that were credited to the General Revenue Fund totaled $556.6 million for the fiscal year ended June 30, 2000, a decrease of 1.0% from the fiscal year ended June 30, 1999.

     Corporate Income Tax. Florida imposes an income tax on corporations. All receipts of the corporate income tax are credited to the General Revenue Fund.

     . For the fiscal year ended June 30, 2000, corporate income tax totaled $1,406.5 million, a decrease of 4.5% from the fiscal year ended June 30, 1999.

     Documentary Stamp Tax. Florida imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The receipts from the documentary stamp tax are credited mainly to various trust funds. For the fiscal year ended June 30, 2000, only 7.56% of these taxes were deposited to the General Revenue Fund.

     . Documentary stamp tax collections totaled $1,223.4 million for the fiscal year ended June 30, 2000, a 3.2% increase from the fiscal year ended June 30, 1999.

     Intangible Personal Property Tax. Florida imposes an annual intangible personal property tax on stocks, bonds, including bonds secured by liens on Florida real property, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is currently 1 mill (a mill is $1.00 of tax per $1,000.00 of property value). Florida also imposes a non-recurring tax on mortgages and other obligations secured by liens on Florida real property. The rate of the non-recurring tax was reduced as of January 2000, from 2 mills to 1.5 mills, and a further reduction to 1 mill was effective January 2001. The rate reduction is expected to reduce general revenues by $202.3 million for the fiscal year ending June 30, 2001, and by $252.7 million for the fiscal year ending June 30, 2002. After reduction for administrative costs incurred by the Florida Department of Revenue, 66.5% of the receipts from the intangible personal property tax are distributed to the General Revenue Fund and the remaining 33.5% are distributed to the County Revenue Sharing Trust Fund.

     . For the fiscal year ended June 30, 2000, total intangible personal property tax collections were $994.7 million, a 17.8% decrease from the fiscal year ended June 30, 1999.

     Estate Tax. Florida imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. The estate tax is limited by the Florida Constitution to an amount equal to the aggregate credit or deduction allowable against an estate's federal or other state tax liability. Therefore, an elimination or reduction of the federal estate tax could significantly reduce the revenue from the Florida estate tax. All receipts of the estate tax are credited to the General Revenue Fund.

     . For the fiscal year ended June 30, 2000, receipts from this tax were $778.7 million, an increase of 15.5% over the fiscal year ended June 30, 1999.

     Lottery. Florida began its own lottery in 1988. Florida law requires that lottery revenues be distributed 50% to the public in prizes, at least 38.0% for use in enhancing education, and no more than 12.0% for costs of administering the lottery.

     . Lottery ticket sales for the fiscal year ended June 30, 2000, totaled an estimated $2,266.5 million, providing education with approximately $861.2 million.

Tobacco Litigation Award to Florida

     Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to exceed $11 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and

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other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors. A portion of the settlement funds have been deposited in the Lawton Chiles Endowment Fund as a continuing source of funding for services to children and elders, and for biomedical research. As of June 30, 2000, the value of the Lawton Chiles Endowment Fund was approximately $1,182 million.

Debt-Balanced Budget Requirement

     At the end of the fiscal year ended June 30, 1999, Florida had outstanding about $9,260 million in principal amount of debt secured by its full faith and credit. Since then, the State has issued about $691.3 million in principal amount of full faith and credit bonds.

     Florida's Constitution and statutes require that Florida not run a deficit in its budget, as a whole, or in any separate fund within its budget. Rather its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

Litigation

     Currently under litigation are several issues relating to Florida actions or Florida taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida's financial position. A brief summary of these matters follows.

     Nathan M. Hameroff, M.D., et al. v. Agency for Healthcare Administration, et al.

     The plaintiff challenged the constitutionality of Florida's Public Medical Assistance Trust Fund annual assessment on net operating revenue of free standing out-patient facilities offering sophisticated radiology services. The case is set to be heard in Leon County Circuit Court, 2nd Judicial Circuit, and is currently in the discovery phase. If Florida is unsuccessful in its action, the potential cost to Florida could be $116.8 million.

     Barnett Banks, Inc. v. Florida Department of Revenue

     The taxpayer in this case challenged the imposition of interest on additional amounts of corporate income tax due as a result of adjustments under a Federal income tax audit that were reported to Florida. DOR's historical position is that interest is due from the due date of the return until payment of the additional amount of tax is made. The taxpayer contends that interest should begin to accrue only from the date the Federal audit adjustments were due to be reported to Florida. A Final Order was issued adopting DOR's position, but the taxpayer won on appeal. The potential lost revenue and refund exposure are estimated in the range of $12 to $20 million annually.

     Savona, et al. v. Agency for Health Care Administration

     The plaintiffs seek reimbursement of differential between Medicare and Medicaid rates for dual-enrolled eligibles. The case is set to be heard in Leon County Circuit Court, 2nd Judicial Circuit. If the plaintiffs prevail, Florida's share (45%) of the potential liability could be up to $270 million.

Deficit Fund Equity

     The Special Disability Trust Fund has a deficit fund balance of approximately $1.7 billion. This deficit is the result of claims expense over net assessment revenue.

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Bond Ratings

     Florida maintains a bond rating of AA+, Aa2, and AA from Standard & Poor's, Moody's, and Fitch, respectively, on all of its general obligation bonds. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

Information

     The sources for the information presented above include official statements and financial statements of the State of Florida. While Nuveen has not independently verified this information, Nuveen has no reason to believe that the information is not correct in all material respects.

GEORGIA RISK FACTORS

     The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

     Economic Outlook. While Georgia's recovery from the economic recession of the early 1990s was steady and was better than regional trends, the state's economy as a whole is expected to slow down in 2001. The 2001 forecast anticipates that Georgia's real gross state product ("GSP"), with growth of 6.8% in 1998 and 5.8% in 2000, will grow by approximately 4.0% in 2001. This decrease in the growth of the GSP is attributed to slowdowns in the national economy as a whole, and also to the effects of the state's recent growth, such as traffic congestion and deteriorating air quality. Similarly, growth in personal income is expected to slow from 8.6% in 1998 and 7.2% in 2000 to approximately 6.0% in 2001.

     Although prospects are best for the service sector, which has a projected growth of 3.3% in 2001, the outlook for other sectors of the Georgia economy is mixed. Growth in the transportation, communications and public utilities sector is expected to increase by approximately 2.6% and is expected to come from increased activity in regional warehousing and distribution and from increased demand for telecommunication and Internet services. However, due to deregulation, technical advances and restructuring, relatively few jobs are expected to be created in public utilities. Wholesale and retail trade are expected to undergo above-average growth, and the finance, insurance and real estate sectors are expected to expand moderately. Slow growth is forecast for manufacturing and government, and activity in construction is expected to decline moderately as fewer new homes are expected to be built.

     Nonagricultural employment in Georgia grew by 2.8% in 2000, compared to a 4.0% gain in 1999. During 2000, the state's total nonagricultural employment was approximately 3.99 million, up from 3.89 million in 1998. Nonagricultural employment is expected to grow by 1.9%, or 91,000 jobs, in 2001, due to the slower growth rates in GSP, limits on public infrastructure spending, and higher inflation-adjusted wages and benefits.

     The 1999 and 2000 annual average unemployment rates (seasonally adjusted) for Georgia were 4.0% and 3.7%, respectively, as compared to the national unemployment rates of 4.2% and 4.0%. Georgia's unemployment rate has decreased every year since 1992 and averaged 3.7% during the first six months of 2001.

     Georgia's personal income grew 7.5% to $228,727,000 in 2000, bringing the per capita income for the state to $27,940. Nationwide, personal income grew 7.3% to $8,351,512,000, with per capita income at $29,676 for the same year.

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     The State's annual rate of population growth is dipping slightly--from 2.1%
in 1996, to 2% in 1997, to 1.9% in 1998--and was expected to drop to 1.8 in 2000. According to the 2000 Census, Georgia's population has reached 8.19 million. This is a 26.4% increase from 1990, and the population is expected to grow to 9.2 million by 2010.

     Revenues and Expenditures. Total revenue collections in Fiscal Year 1999 rose by 8.8% to $12.01 billion, with the majority of the revenue derived from the personal income tax and the sales and use tax. In Fiscal Year 2000, reported gross revenues were $14.96 billion. Revenues are projected to be about $13.5 billion in Fiscal Year 2001 and $14.4 billion in Fiscal Year 2002.

     Debt Management. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

     The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury.

     As of June 30, 1999, outstanding general obligation debt issues of the State of Georgia totaled $4,779,730,000. Outstanding revenue bonds of certain blended and discretely presented component units totaled $1,207,723,493, of which $170,387,350 are guaranteed by the State. During fiscal year 1999, general obligation bonds in the amount of $588,075,000 were retired. General obligation debt issued during fiscal year 1999 totaled $862,030,000.

     Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

     Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

     Bond Ratings. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's, AAA; Moody's, Aaa; and Fitch, AAA. There can be no assurance that there will not be a decline in economic conditions or that particular Georgia Obligations purchased by the Fund will not be adversely affected by any such changes.

MARYLAND RISK FACTORS

     Generally. Job creation in Maryland over the past year has been strongest in the areas of mining, construction, and transportation and public utilities with increases of 7.1%, 4.0% and 4.0% respectively. Meanwhile, government jobs increased only 1.8% and two areas, manufacturing and finance, insurance and real estate (FIRE) decreased 1.3% and 1.1% respectively. As of December 2000, Maryland's unemployment rate was 3.7%, up 0.5%

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from the previous December. Per capita personal income in Maryland was $32,465 in 1999, up from the previous year's $30,850.

     Revenues and Expenditures. Maryland's fiscal year ends June 30. After growth of 5.9% in fiscal year 1999 and 6.7% in 2000, the Maryland Board of Revenue projects revenues to grow 3.4% in fiscal year 2001. This growth rate reflects the reduced revenue as an income tax cut is phased in. Total estimated general fund revenues are $9.4 billion for fiscal year 2001.

     Maryland will enter fiscal year 2001 with $940 million of surplus funds. Of this, $815 million is the general fund balance. The remaining $125 million is allocated to the "Rainy Day" account of the state reserve fund (officially the Revenue Stabilization Fund). The "Rainy Day" fund acts as a savings account for the state. Funds are set aside to protect against unexpected revenue declines and to finance future expenses. State law establishes a target of 5% of general funds for the "Rainy Day" fund. As of June 30, 1999, this account contained $580 million, or 6.4% of general fund revenues.

     Over $500 million of Maryland's surplus funds will be invested in capital projects to promote education, transportation and smart growth. Another $400 million will be placed in reserve to fund the future cost of state income tax relief and to finance capital projects now in the design phase. Maryland's budget allocates the first $250 million from the state's share of the national tobacco settlements. These funds are directed towards fighting cancer, smoking and substance abuse and to education programs. The state budget for fiscal year 2001 totals $19.6 billion, a 9% increase over 2000. The budget for 2001 directs most of this increase to improve education at all levels.

     Debt Management. The public indebtedness of the State of Maryland and its instrumentalities is divided into three general types. The state itself issues general obligation bonds for capital improvements and for various state and local projects, for which property taxes, debt service fund loan repayments and general fund appropriations are used for repayment. In addition, for transportation purposes the Maryland Department of Transportation issues limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the state has no liability and has given no moral obligation assurance.

     General Obligation debt financing provides the funding for State-owed capital improvements for prisons and colleges, various State capital grants to local governments and private non-profit organizations. Projects funded include local public schools, local jails, water treatment facilities, museums, and rehabilitation of historic structures and private treatment centers for the developmentally and physically disabled. During Fiscal Year 1999, Maryland issued $475 million of new general obligation bonds. The Department of Transportation and the Maryland Transportation Authority had $754 million and $344 million, respectively, in outstanding limited obligation bonds at the close of the same time period.

     The State of Maryland's General Obligation Bonds have been assigned a credit rating of AAA by Standard and Poor's, Aaa by Moody's and AAA by Fitch.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Maryland Trust is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Maryland and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

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MASSACHUSETTS RISK FACTORS

     Economic Factors. Except to the extent the Massachusetts Trusts invest in temporary investments, the Massachusetts Trusts will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Trusts are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic conditions, and the resulting impact on Commonwealth or local governmental finances generally, will not adversely affect the market value of Massachusetts Obligations in the Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

Revenues and Expenditures

     2001 Fiscal Year. Taking into account gubernatorial vetoes and legislative overrides, the original fiscal 2001 budget provided for total spending of approximately $21.477 billion. Assumed tax revenues, including sales tax receipts dedicated to the Massachusetts Bay Transportation Authority ("MBTA"), were $15.849 billion for fiscal 2001. On January 24, 2001, the Secretary of Administration and Finance announced a revision to the fiscal 2001 revenue estimate to $16.232 billion. The January 24 estimate takes into account the reduction in personal income tax rates approved by the voters on November 7, 2000. The January 24 total includes $645 million of sales tax receipts dedicated to the MBTA.

     Tax collections for fiscal 2001 through March, 2001 totaled approximately $11.863 billion, an increase of approximately $860.5 million, or 7.8%, over the comparable period in fiscal 2000. The fiscal 2001 total through March, 2001 includes approximately $488.5 million of sales tax receipts dedicated to the MBTA. The benchmark range for collections for fiscal 2001 through March, 2001, based on the January 24, 2001 fiscal 2001 tax revenue estimate of $16.232 billion, was $11.458 billion to $11.628 billion.

     The revised annual revenue estimate released on January 24, 2001, assumes that actual tax collections in fiscal 2001 will be 3.5% higher than actual tax collections in fiscal 2000. Baseline tax revenue growth (an approximate calculation that nets out the effects of changes in tax law) is assumed in the January 24, 2001 estimates to be approximately 6.6% for fiscal 2001. During the first quarter of fiscal 2001, actual tax revenue growth was 12.5% and estimated baseline growth was approximately 14.9%. During the second quarter of fiscal 2001, actual growth was 1.9% and calculated baseline growth was approximately 3.5%. During the third quarter of fiscal 2001, actual growth was 8.8% and calculated baseline growth was approximately 10.6%. For the first three quarters of fiscal 2001, actual growth was 7.8% and calculated baseline growth was approximately 9.7%. Average baseline growth of approximately -0.6% for the remaining three months of the fiscal year will be required if the annual estimate of $16.232 billion is to be met.

     Legislation was approved in fiscal 1998 to raise the statutory ceiling on the Stabilization Fund, the Commonwealth's "rainy day" hedge against the fiscal pressures of an economic downturn. By the end of fiscal 2000, the Stabilization Fund had a balance of approximately $1.608 billion, measured against a ceiling of approximately $1.657 billion.

     2002 Fiscal Year. On January 24, 2001, Governor Cellucci filed his fiscal 2002 budget recommendation. The Governor's proposal calls for budgeted expenditures of approximately $22.549 billion. The proposed fiscal 2002 spending level represents the transfer off budget of $42.2 million of tax revenues (and approximately $42.2 million of spending) as a result of a proposed forward funding of the regional transit authorities. Legislation to forward fund the regional transit authorities, modeled after the forward funding initiative for the Massachusetts Bay

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

Transportation Authority, is expected to be filed by the Governor. After accounting for this shift, the Governor's budget represents a $245 million, or 1.1%, increase over estimated total fiscal 2001 expenditures of $22.3 billion. Total budgeted revenues for fiscal 2002 are estimated to be $22.639 billion. The Governor's budget submission represents a $579.5 million, or 2.6%, revenue increase over the $22.060 billion forecast for fiscal 2001. The Governor's proposal projects a fiscal 2002 ending balance in the budgeted funds of $2.131 billion, including a Stabilization Fund balance of $1.698 billion.

     The Governor's budget recommendation is based on a tax revenue estimate of $16.343 billion, including $671 million of sales tax receipts dedicated to the MBTA and $42.2 million of tax revenues to be dedicated to the regional transit authorities under the Governor's forward funding proposal. The net amount of $15.631 billion represents a 4.9% baseline increase over fiscal 2001 estimated net tax revenues of $15.589 billion. The fiscal 2002 estimate reflects a $457 million reduction in income tax receipts attributable to the initiative petition approved by the voters in November, 2000. The Governor's proposed budget assumes non-tax revenues of $7.008 billion, which represents an increase of approximately $535 million over the fiscal 2001 estimate.

     The Governor's budget proposal recommends increasing the percentage of annual payments received from the national settlement with the tobacco industry to be expended in fiscal 2002 and fiscal 2003 from 30% to 70%. The increase from 30% to 70% represents an increase from $80.5 million in fiscal 2001 to $217.1 million in fiscal 2002. Most of this increase would be used to support the catastrophic senior pharmacy program enacted as a part of the fiscal 2001 budget. In fiscal 2002, the Governor recommends transferring $240 million from the Health Care Security Trust Fund into the Uncompensated Care Trust Fund to provide assistance to struggling hospitals.

     On April 18, 2001 the House Committee on Ways and Means released its version of the fiscal 2002 budget, which provides for approximately $22.8 billion in appropriations and is based on a tax revenue estimate of approximately $16.6 billion, including the sales tax receipts dedicated to the MBTA.

Long-Term Debt

     Under the Constitution of the Commonwealth of Massachusetts, the Commonwealth may borrow money (a) for defense, (b) in anticipation of receipts from taxes or other financing sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (c) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The Constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan, or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned in aid of any individual, private association, or corporation which is privately owned or managed.

     The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, including bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for the payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, enacted to extend the time for payment or to impose other constraints upon enforcement.

     As of April 1, 2001, the Commonwealth had three types of long-term debt outstanding: general obligation bonds, special obligation bonds, and federal grant anticipation notes. In addition, the Commonwealth has assumed general obligation contract assistance liabilities.

     General Obligation Bonds. The general obligation bonds are authorized and issued primarily to provide funds for Commonwealth-owned capital projects and local government improvements. They are backed by the full faith and credit of the Commonwealth and paid from the Governmental Funds, in which debt service principal and interest payments are appropriated. Massachusetts General Laws provide for the allocation of bond proceeds to these authorizations in arrears as expenditures are made, unless the proceeds are allocated at the time of issuance.

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     Special Obligation Bonds. As of April 1, 2001, the Commonwealth had
outstanding $564.5 million Highway Fund special obligation bonds. The Commonwealth is authorized by statute to issue $676.9 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($48.5 million) and the Worcester convention center ($19 million). As of April 1, 2001, no such bonds have been issued.

     As of April 1, 2001, the amount of general obligation and special obligation long-term debt outstanding was approximately $12,273 million. The total long-term and short-term Commonwealth debt and debt related to general obligation contract assistance liabilities outstanding April 1, 2001 was approximately $14,728 million.

     General Obligation Contract Assistance Liabilities. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency, the Foxborough Industrial Development Financing Authority, the Massachusetts Turnpike Authority and the Massachusetts Water Pollution Abatement Trust. Such liabilities constitute a pledge of the Commonwealth's credit for which a two-thirds vote of the Legislature is required.

     Massachusetts Convention Center Authority. The Massachusetts Convention Center Authority was created for the purpose of promoting the economic development of the Commonwealth by the development and operation of the Hynes Convention Center in Boston and is authorized to issue bonds for any of its corporate purposes. Such bonds are fully secured by contract assistance payments by the Commonwealth, which payments are limited by statute to an amount equal to the annual debt service on $200 million of bonds outstanding at any one time. As of April 1, 2001, the Convention Center Authority had $72.2 million of such bonds outstanding.

     Massachusetts Development Finance Agency. The Massachusetts Development Finance Agency assists in the development of state and federal surplus property for private use and in the development of substandard, blighted, or decadent open areas in the Commonwealth. The Agency has direct borrowing power, and the Commonwealth is required to provide contract assistance payments necessary to defray the debt service on up to $80 million of bonds. As of April 1, 2001, the Agency had $63.0 million of bonds outstanding. No more such bonds may be issued under current law.

     Foxborough Industrial Development Financing Authority. The Commonwealth is obligated to pay the full amount of the debt service on bonds issued to finance up to $70 million of capital expenditures for infrastructure improvements related to the construction of a new professional football stadium in the town of Foxborough. As of April 1, 2001, the Foxborough Industrial Development Financing Authority had $69.8 million of such bonds outstanding. No more such bonds may be issued under current law.

     Massachusetts Turnpike Authority. The Commonwealth is obligated to pay the Turnpike Authority the amount set forth in a certificate from the Turnpike Authority that specifies the total amount of costs incurred by the Turnpike Authority during the prior fiscal year in connection with the operation and maintenance of the roadways covered by the contract, provided that such payment may not be less than $2 million on account of fiscal 2000, may not be less than $5 million on account of fiscal 2001, and each fiscal year thereafter, prior to the fiscal year in which the final segment of the affected roadways is transferred to the Turnpike Authority, may not be more than $25 million.

     Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust was created to implement the Commonwealth's state revolving fund program under Title VI of the federal Clean Water Act and the federal Safe Drinking Water Act. As of April 1, 2001, the Trust had $1.677 billion of bonds outstanding. Approximately 27% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Commonwealth Capital Spending

     Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. The magnitude of the Central Artery/Ted Williams Tunnel project has resulted in the realignment of certain transportation assets in the Commonwealth and the development of additional financing mechanisms to support its completion, including payments from the Massachusetts Turnpike Authority and the Massachusetts Port Authority and state borrowings in anticipation of future federal highway reimbursements. Increased federal oversight of the Central Artery/Ted Williams Tunnel project occurred in early 2000 following an announcement by project officials of substantially increased cost estimates. In October, 2000, the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with the Federal Highway Administration, the Executive Office of Transportation and Construction, the Massachusetts Turnpike Authority, and the Massachusetts Highway Department partnership agreement and is maintaining a balanced statewide transportation program. In addition, the legislation limits total federal funding to $8.549 billion. In April, 2001, the Turnpike Authority filed with the Federal Highway Administration a cost/schedule status report, which estimates total project costs to be $14.075 billion. The Turnpike Authority has identified certain schedule and budget exposures in connection with the project but expects to cover them within the $14.075 billion figure. In light of the risks involved in large construction projects such as the Central Artery/Ted Williams Tunnel Project, however, including the risks that change orders and contract bids might exceed projections, that schedule slippages might occur due to unanticipated conditions or circumstances, that change order and right-of-way disputes might be resolved on terms that are less favorable to the project than currently projected and that certain engineering designs might require modification, the actual amount and timing of construction costs may differ significantly from current estimates.

Litigation

     The Commonwealth is and has been engaged in litigation involving several issues relating to state actions, state taxes, and the Tobacco Settlement. While the ultimate outcome and fiscal impact, if any, of outstanding proceedings and claims are not currently predictable, any adverse determinations in the following non-exhaustive list of outstanding litigation may have a material adverse effect upon the Commonwealth's financial plans.

     Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating capital expenditures might be needed to implement such judgments.

     Boulet v. Cellucci (formerly Valerie Anderson v. Cellucci, U.S. District Court C.A. No. 99-10617-DPW), is a class action against the Department of Mental Retardation and the Division of Medical Assistance. In December, 2000, the parties submitted a settlement agreement to the court for its review and approval. The court substantially approved the settlement agreement, which provides for a total of $85 million of new funding for fiscal years 2002-2006.

     Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. The Massachusetts Water Resources Authority ("MWRA") currently projects that the total cost of construction of the wastewater facilities required under the court's order will be approximately $3.142 billion in current dollars without CSO costs, with approximately $131 million to be spent after June 30, 2000, and $633 million with CSO costs after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water

                                     Page 40

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Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

     Taxes and Other Revenues. In The First National Bank of Boston v. Commissioner of Revenue (Appellate Tax Board No. F232249), the First National Bank of Boston claims that the Commonwealth's bank excise tax violated the Commerce Clause of the United States Constitution by including its worldwide income without apportionment. The Department of Revenue estimates that the amount of abatement, including interest, sought by the First National Bank of Boston, could total $144 million. Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

     Eminent Domain. In December, 1999, the Spaulding Rehabilitation Hospital filed an eminent domain action concerning its property in connection with the Central Artery/Ted Williams Tunnel project. Spauding Rehabilitation Hospital Corp. v. Commonwealth (Suffolk Superior Court No. 99-5733-E). Potential liability in this action could approach $35 million. In Boston & Maine Railroad
v. Commonwealth (C.A. No. 99-3928E), pending in Middlesex Superior Court, the plaintiff may seek $40 million for a taking of land in Cambridge for the Central Artery/Ted Williams Tunnel Project.

     Tobacco Settlement. In November, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and other states' litigation against the cigarette industry. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement over the next 25 years to be approximately $7.6 billion, without regard to any potential adjustments, reductions, or offsets. The amounts that might be payable, if any, by the Commonwealth for legal costs in relation to the tobacco settlement cannot be determined at this time. The outside attorneys for the Commonwealth have notified the Attorney General that they reserve their right to submit a claim to the Commonwealth for the difference between the $775 million and 25% of the Commonwealth's settlement payments.

     Ratings. The general obligation bonds of the Commonwealth have been assigned ratings of "AA-," "Aa2" and "AA-" by Fitch, Moody's and Standard & Poor's, respectively. There can be no assurance that these ratings will continue.

     Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities, and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

MICHIGAN RISK FACTORS

     The Michigan Trusts are susceptible to political, economic or regulatory factors affecting issuers of Michigan Bonds. The information set forth below is derived from official statements prepared in connection with the issuance of Michigan Bonds and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State"). This information has not been independently verified.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on issuers and other obligors with respect to the Michigan Trusts generally, will not adversely affect the market value of Michigan Bonds held in the portfolio of the Michigan Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

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     The principal sectors of the State's economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's workforce. This figure fell to 14.4% by 2000. Moreover, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. These industries are highly cyclical. This factor could adversely affect the revenue streams of the State and its political subdivisions because of its impact on tax sources, particularly sales taxes, income taxes and single business taxes.

     Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. Contrary to that prior historical trend, however, for each of the last seven years, the average monthly unemployment rates in the State were less than the national averages. For 1998, 1999 and 2000 the average monthly unemployment rates in the State were 3.9%, 3.8% and 3.6%, respectively, as compared to national averages of 4.5%, 4.2% and 4.0%, respectively.

     Budget. The budget of the State is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles (GAAP). The State's Fiscal Year begins on October 1 and ends September 30 of the following year. Under State law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the State legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The State Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

     The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

     The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues that are not specifically required to be included in the special revenue funds. Approximately 55 percent of General Fund revenues are obtained from the payment of State taxes and approximately 45 percent from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the State's personal income tax, single business tax, use tax, and the sales tax. In addition the State levies various other taxes. Approximately two-thirds of total General Fund expenditures are made for education, and by the State's Family Independence Agency and Department of Community Health.

     The governor's executive budget for fiscal year 2001-2002 was submitted to the State legislature on February 8, 2001 and recommended a fiscal year 2001-2002 General Fund -- General Purpose budget of approximately $9.8 billion.

     The State maintains a Counter-Cyclical Budget and Economic Stabilization Fund (the "BSF") which accumulates balances during the years of significant economic growth and which may be utilized during periods of budgetary shortfalls. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $614.5 million on September 30, 1996, $579.8 million on September 30, 1997, $1,000.5 million on September 30, 1998, $1,222.5 million on September 30, 1999 and $1,264.4 million on September 30, 2000. The balance is net of a reserve for future education funding of $539.1 million on September 30, 1996 and $572.6 million on September 30, 1997.

     Debt. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year, (ii) short- and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

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     The State has issued and has outstanding general obligation full faith and credit bonds for water resources, environmental protection program, recreation program and school loan purposes totaling, as of September 30, 2000, approximately $900.2 million. On November 2, 2000 the State issued $60 million in general obligation bonds for environmental purposes. On April 12, 2001 the State issued $81.3 million in general obligation bonds for the purpose of making loans to school districts. In November 1988, the State's voters approved the issuance of $800 million of general obligation bonds for environmental protection and recreational purposes; of this amount approximately $114 million remains to be issued as of April 1, 2001. In addition, in November 1998, the State's voters approved the issuance of $675 million in general obligation indebtedness for environmental and other purposes; of this amount approximately $578.1 million remains to be issued as of April 1, 2001.

     Other Issuers of Michigan Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

     Ratings. The State's general obligation bonds are rated "AAA" by S&P, "Aaa" by Moody's and "AA+" by Fitch.

     Litigation. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of April 1, 2001, these lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate disposition of these proceedings was not determinable as of April 1, 2001.

MINNESOTA RISK FACTORS

     Economic Outlook. Minnesota's economy performed well in fiscal year 2000. Personal income grew at an annual rate of 6.1%, 0.2% above the United States. Despite a weak agricultural sector, the state continues its record of outperforming the U.S. economy and moving up in the state rankings of per capita personal income. In calendar 1999, per capita personal income was 7% above the national average and Minnesota ranked 10th among all states in personal income per capita in 1999 compared to it's ranking of 16th in 1990. The State's economy is expected to grow roughly at the same rate as the U.S. economy during fiscal year 2001.

     Minnesota's unemployment remains low and labor markets have been very tight in the state for several years. In 2000, the unemployment rate averaged just 2.7%, 1.4% below the national average. On a percentage basis, the statewide employment growth rate of 2.2% equaled the national average. In the key manufacturing sector, payroll employment held constant in 2000, resisting the U.S. trend of shrinking manufacturing employment. The health of the state's retail and service sector firms is projected to reduce the impact of declines in the mining sector and a slight weakening in manufacturing.

     Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. The 2000-2001 biennium begins on July 1, 2000. State statutes require a balanced budget.

     During fiscal year 2000, the State's total fund balance for the General Fund decreased by $76.7 million to $1.955 billion. On June 30, 2000, the unreserved, undedicated portion of the fund balance reflected a positive balance of $451.2 million, after providing for a $972.0 million budgetary reserve. General Fund revenues and transfers-in totaled $12.035 billion for fiscal year 2000, up 7.7% from those for fiscal year 1999. General Fund expenditures and transfers-out for the year totaled $12.135 billion.

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

         On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in estimated revenues to the state of $6.1 billion over the next 25 years. A small portion ($202 million) of the settlement has been set aside by the courts for specific purposes, but the balance is to be deposited into the state's general fund as non-dedicated revenues. The payments have the following components: (1) Annual payments to the state's general reserve fund start with a $114.8 million deposit in FY 2000. This amount increases annually, will reach $204 million during FY 2004, and will continue in perpetuity; and (2) One-time settlement payments begin in FY 1999 and will end in FY 2003. Those payments, totaling $1.3 billion, were $461 million during FY 1999, and will be $242 million during FY 2001-03, and $121 million in FY 2003.

         Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of the budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2001 is estimated at 2.3%. The second and third guidelines state that the general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.6% and 2.6%, respectively based on outstanding debt at June 30, 2000. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the state. That ratio was 3.2% based on information as of June 30, 2000.

         The state issued $360.0 million of new general obligation bonds in fiscal year 2000 and $214.5 million of general obligation bonds were redeemed and an additional $2.0 million of state guaranteed bonds were defeased during 2000, leaving an outstanding balance of $2.5 billion.

         State of Minnesota general obligation bonds as AAA, Aaa and AAA by Standard & Poor's, Moody's and Fitch, respectively.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Minnesota Trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

Missouri Risk Factors

         Economic Outlook. The Missouri economy has continued to show vibrant growth over recent years. This trend continued in 2000. The sources of Missouri's economic growth are diverse. The state remains a center of automobile manufacturing with major General Motors, Ford, and Daimler Chrysler assembly facilities employing about 17,500 workers. Health care is also a strong and growing sector. From 1989 through 1999, "Health Care Services" employment grew from 204,559 to 253,315, or 24%. As the state population ages, continued growth in this field is expected. Missouri personal income growth continues to be in the 4.5% range, considerably ahead of the inflation rate.

         As was the case in 1999, the Missouri economy draws considerable strength from exports. Current estimates show Missouri exported $8.4 billion of goods and services in 2000, up from the $8.0 billion in 1999.


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

         Missouri's largest exports remain chemicals and agricultural products. The five leading recipient nations of Missouri products are Canada ($1.7 billion), Mexico ($1.4 billion), Belgium ($420 million), the United Kingdom ($370 million), and Japan ($330 million). With this diversity of markets, overall Missouri exports should remain strong even in an uncertain international economic climate.

         According to the Missouri Department of Economic Development, between January 2000 and January 2001, total payroll employment grew by nearly 24,000 jobs or 9%. The manufacturing industries lost 6,500 jobs over the period, more than half of which came from the electrical and electronic equipment industry. Other industries experiencing large decreases included apparel (1,400 jobs), aircraft (1,200 jobs) and the primary metal industries (1,100 jobs). However, all the service producing industry divisions grew, with total gains of 29,000 jobs. The service industries grew by 12,500 jobs, including substantial growth in health services and private social services. Communications employment was up by 5,500 jobs, retail trade by 4,000 jobs, and security and commodity brokers by nearly 2,500. It is projected that by 2008, the state's largest percentage growth in employment will be in services, increasing 20.2%, followed by the service producing industries (13.4%), construction (12.9%), finance, insurance, real estate (11.3%) and retail trade (10.7%).

         As of March 2001, Missouri's unemployment rate dropped three-tenths of a point to 3.9%, representing the first decrease in the state's unemployment rate in 2001. Historically, however, the March decrease was smaller than expected but is only three-tenths of a point higher than it was in March 2000.

         Revenues and Expenditures. While Missouri continues to have a robust economy, the Fiscal Year 2002 budget presents the largest fiscal challenge to the state since the early 1990s. The budget stress is due to a combination of substantial increases in mandatory costs and the impact of tax cuts and tax credits enacted in past legislative sessions.

         While the Missouri economy is still strong, revenue collections have slowed due to a decrease in capital gains in the stock market and economic pessimism that has slowed the growth in sales taxes. Calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 2000 were below the total state revenue limit by $380 million.

         Missouri's constitutional revenue and spending limit provides that over time growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (the "BEA"). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income. When applied to Missouri's constitutional revenue limit formula, this reduced the revenue and spending authority available by $113 million and $118 million for Fiscal Year 1999 and Fiscal Year 2000 respectively. This change reduced the personal income growth rate used to calculate Missouri's revenue limit to a lower level than flood-ravaged 1993.

         Fiscal Year 2002 base operating appropriations after core cuts are $6,113.5 million. New operating budget appropriations of $434.4 million are recommended. This brings the total general revenue operating budget to $6,547.9 million, exclusive of court-ordered desegregation spending, tax refunds, and revenues dedicated to the Outstanding Schools Trust Fund.

         The Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Year 2001 or Fiscal Year 2002. These preliminary calculations are subject to change as actual revenue collections become known and as the federal government revises its estimates of Missouri personal income. In addition, the recent volatility in the stock market, if continued, could have an impact on this projection. The calculations project that total state revenues will be approximately $427 million below the Article X revenue limit and $509 million below the Article X refund limit in Fiscal Year 2001.

         Desegregation Costs. The Fiscal Year 2000 marked a historic close in the desegregation chapter of Missouri history. With the end of the Kansas City case, and the potential end of the St. Louis case, there will be dramatic improvements in education funding for schools across Missouri. This was made possible by a positive and pro-active approach to resolving this litigation from the Governor, the Attorney General, and the Missouri General Assembly. Settlement negotiations in Kansas City have resulted in substantial saving to boost state aid to all Missouri schools. State law requires that desegregation savings go toward the school foundation formula and transportation funding. The Fiscal Year 2002 cost for the desegregation settlement is $20 million.

         Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

         Before Missouri can receive any funds from the settlement the state must reach finality in its lawsuit. Missouri must settle its case prior to December 31, 2001. Several parties have filed a motion to intervene in the case. The Missouri Supreme Court denied their motion and refused to rehear the case. State specific finality in accordance with the lawsuit should be achieved by mid-2001 barring a federal appeal.

         The amount of money that Missouri will receive is dependent upon a number of factors. Under the settlement agreement, any amount that Missouri is scheduled to receive will reflect adjustments for inflation and changes in the volume of sales by the manufacturers. In addition, the participating manufacturers may reduce payments for loss of market share or for actions by the federal government that would affect tobacco sales. These adjustments will be made on a year-to-year basis. Missouri will receive initial (one-time) payments of about $50 million per year for five years and annual payments thereafter. The timing of any payments is totally dependent upon Missouri's lawsuit reaching final status.

         Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

         According to the Office of the State Auditor, an average of 87% of Missouri's general obligation bonds sold since 1993 were issued without the benefit of competitive bidding. Had these bonds been sold competitively based on the interest rates competitive issues received, the Missouri taxpayers would have saved $83.2 million in excess interest costs.

         As of August 31, 2000, there was $1,229,370,000 in issued general obligation bonds and $962,420,00 in outstanding general obligation bonds.

         Ratings. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's, AAA; Moody's, Aaa; and Fitch, AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Missouri Trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

New Jersey Risk Factors

         Economic Outlook. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

         During 2000, a continuation of the national business expansion, a strong business climate in the State, and positive developments in neighboring metropolitan areas contributed to the State's economic expansion - the 8th consecutive year of expansion.

         Employment within the State increased by 2.5% in 2000, resulting in an increase of more than 95,000 jobs. This was the 4th consecutive year that employment gains exceeded 75,000. Employment gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (22,100). The engineering/consulting/research sector and the computer/data processing services sector accounted for 17,800 of 48,100 job gains in the services sub-sector.

         During the past decade, New Jersey's job growth has been concentrated in five major "growth clusters:" health, high technology, logistics, financial and entertainment. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

         With strong labor market conditions, New Jersey's personal income increased at a pace of 6.2% in 2000, substantially stronger than the 4% rate in 1999. The strong State economy also led to a retail sales growth of almost 9%, just slightly lower than the 1999 rate. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durables. In 2000, home building decreased slightly from the level of 1999 which was an 11 year high. New vehicle registrations grew 10% in 2000 to the highest level since 1986.

         New Jersey's unemployment rate fell below 4.0% in 2000, a rate which was below the national rate. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992.

         The economic outlook for 2001/2002 is for slower but positive growth. Employment is expected to increase by approximately 1% or 40,000 jobs each year, reflecting a slower growing national economy and continuing shortages in skilled technical specialties. The outlook also anticipates moderate but fairly steady growth in State personal income at 5.6% in 2001 and 5.3% in 2002.

         The State operates on a fiscal year beginning July 1 and ending June
30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which the appropriations are made) of $228 million in 1998, $276 million in 1999 and $188 million in 2000. It is estimated that Fiscal Year 2001 ended with a surplus of $198 million and it is estimated that Fiscal Year 2002 will end with a surplus of $299 million. The Fiscal Year 2000 figure includes payment of $112.8 million from the settlement of the litigation with the tobacco companies. The Fiscal year 2001 and 2002 estimates include anticipated payments of $134.3 million and $365.2 million, respectively, from the settlement of the litigation with the tobacco companies.

         The State's Fiscal Year 2002 revenue projections are based on moderate overall economic growth. Total general fund and available revenues are projected to be $22.9 billion. Of this amount 39.9% is recommended for



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

State Aid to Local Governments, 32.6% is recommended for Grants-in-Aid, 20.7% is recommended for Direct State Services, 2.2% is recommended for Debt Service on State general obligation bonds and 4.6% is recommended for Capital Construction. Of these appropriations, the largest recommended State Aid appropriation in the amount of $7,259.3 million is provided for local elementary and secondary education programs. The second largest portion of recommended appropriation in Fiscal Year 2002 is for Grants-in-Aid, totaling $7,463.7 million, which represents payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State. Of this amount the largest amount recommended is for programs administered by the Department of Human Services. The third largest portion of recommended appropriations in Fiscal Year 2002 is applied to Direct State Services which supports the operations of State government's departments, the Executive Office, several commissions, the State Legislature and the Judiciary. This amount totals $4,750.7 million for Fiscal Year 2002, of which the largest amounts are recommended for programs administered by the Department of Human Services and the Department of Law and Public Safety.

         In addition to payments from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In Fiscal Year 2002, the amount recommended for this purpose is $1,064.3 million, of which $709.5 million is for transportation projects and debt service and is being credited to the Transportation Trust Fund Account of the General Fund. In addition, $98.0 million is for open space preservation, $54.8 million is for hazardous substance remediation and underground tank remediation and $25.0 million is for shore protection. All appropriations for capital projects and all proposals for State bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

         In Fiscal Year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. It is anticipated that the State will continue this program for Fiscal Year 2002. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State constitution. Such notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

         The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2001, the State's outstanding general obligation bonded indebtedness totaled $3.5 billion. The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $493.9 million for Fiscal Year 2002.

         At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing a potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

         The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six month investigation prior to the filing of any suit against it.

         In addition, at any given time, there are various numbers of contracts and other claims against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

         The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.


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         The State's general obligation ratings are rated Aa1 by Moody's and AA+
by S&P. New Jersey's strong economic growth during the past eight years and its growing reserves support its strong credit rating. The State's combined debt burden is above average but is mitigated by New Jersey's high wealth levels. Although these ratings indicate that the State is in relatively good economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

New York Risk Factors

         Economic Factors. New York Insured Trusts include obligations issued by New York State (the "State"), by its various public bodies (the "Agencies"), and/or by other entities located within the State, including the City of New York (the "City").

         Some of the more significant events and conditions relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on Official Statements and prospectuses issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

         There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

          The State. New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The State's economy remains more reliant on the securities industry than is the national economy. As a result, the State remains susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels. The State ended its 1999-2000 fiscal year with a cash surplus of approximately $3.03 billion. Continued growth is projected for 2001 and 2002 in wage and employment levels, although growth will moderate significantly from the 2000 pace. Personal income is expected to grow by 4.6% in 2001 and 3.9% in 2002.

         State Government. Improvements in New York State's financial performance has generally exceeded the rate of the economic recovery. Spending constraint has been evident nearly every year; and revenue estimates have been realistic, particularly when consideration is given to the variety of tax cuts now embedded in both current and out-year operations. Operating surpluses have been achieved consistently in seven of the past eight years, and it is likely that the 2000-2001 fiscal year will close with another surplus.

         Indebtedness. As of March 31, 2000, the total amount of long-term State general obligation debt outstanding stood at $4.5 billion. As of that date, the State had an additional $24.8 billion of obligations under lease/purchase and other financing agreements. In addition, public benefit corporation authorities had $53.1 billion in notes, bonds and other long-term liabilities outstanding as of December 31, 2000.


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         Ratings. All outstanding general obligations bonds of the State of New
York are rated "AA" by Standard & Poor's, "A2" by Moody's and "AA" by Fitch.

         The City and the Municipal Assistance Corporation ("MAC"). The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

         Even though the City had budget surpluses each year from 1981, budget gaps of nearly $2 billion are projected for the 2001, 2002, and 2003 fiscal years. New York City faces fiscal pressures from: aging public facilities that need repair or replacement; welfare and medical costs; expiring labor contracts; and a high and increasing debt burden. The City requires substantial state aid, and its fiscal strength depends heavily on the securities industry. Its general obligation bonds are rated A by Standard & Poor's and A2 by Moody's. The City proposes $17.9 billion of financing over fiscal 2001-2003 and is fast approaching its constitutional limits on debt issuance.

         The September 2001 terrorist attacks on the World Trade Center have caused extensive property and infrastructure damage, as well as significant loss of life. The long term effects on the economy of the City and the State are unknown.

         Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

         State Litigation. The City and State of New York are also defendants in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's and State's ability to carry out their financial plans.

North Carolina Risk Factors

         Generally. Many signs point to an economic slowdown in North Carolina. Statewide employment increased 1.8% during the first nine months of 2000 compared to a 3% increase during the same period in 1999. Job layoffs in the state rose from a quarterly average of 5,400 in 1999 to 7,800 in the first half of 2000. Even in the fast-growing metropolitan counties of North Carolina, the pace of economic activity slowed in 2000.

         Although the state's economic engine slowed in 2000, the slowdown did not affect all sectors equally. During the past year (August 1999 to August
2000), seasonally-adjusted jobs in manufacturing fell 3.4%. The manufacturing sectors leading in job losses were textiles, apparel, transportation equipment, furniture and fixtures, electronic equipment, and tobacco products. These job losses reflected two factors at work in North Carolina. The first is continuing restructuring in the textile, apparel, and tobacco industries. The second factor is a reduction in industries making durable products, a change that is typical during economic slowdowns. In contrast, jobs continued to increase in the service sector during 2000. Over 67,000 jobs were added in services during the past year. Leading gainers were wholesale and retail trade, financial services, educational services, and the federal government.

         Most forecasts project continued slower economic growth, at least through the first half of 2001. The slower economy will impact the manufacturing sector more than the service sector. This will result in a continued decline in manufacturing jobs through mid-2001.

         Revenues and Expenditures. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds



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

equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

         For the fiscal year ended June 30, 1999, the General Assembly delayed the $40.4 million deposit into the Savings Reserve Account, leaving the total reserve at $522.5 million. For fiscal year 1999-2000, the General Assembly voted to use $200 million from the Savings Reserve Account to be appropriated to fund the first installment payment resulting from the intangibles tax cases in which the State received adverse rulings (See "Litigation" below). An additional $286 million was withdrawn from the Savings Reserve Account at the end of fiscal year 1999-2000 as part of the year-end effort to balance the budget and provide for General Fund commitments at the beginning of fiscal year 2000-2001. At June 30, 2000, an additional $967 thousand was credited to the Savings Reserve Account. The General Assembly appropriated an additional $120 million to the Savings Reserve Account for fiscal year 2000-2001.

         The fund balance of the General Fund declined by $878.5 million in 2000. Expenditures and transfers out exceeded revenues and transfers in by $857.7 million. Total assets at June 30, 2000, were $5.118 billion, with total liabilities at $4.852 billion. Tax refunds payable were $1.0129 billion in 2000, as compared to $802.8 million in 1999. This $210.1 million, 26.2%, increase includes $100 million of individual income tax refunds deferred for payment to fiscal year 2000-2001 due to processing delays, and $20 million in corporate income tax refunds delayed to balance the General Fund budget on a cash basis.

         For fiscal year 1999-2000, the General Fund closed the year with a zero unreserved fund balance. This compares to June 30, 1991, when the General Fund unreserved fund balance was $441,000. North Carolina is required by its constitution to balance the General Fund on a budgetary basis. The budgetary basis reserved fund balance totaled $447.5 million.

         Hurricane Floyd passed through the eastern portion of North Carolina on September 15 and 16, 2000. On December 16, 1999, the General Assembly held a special session for the purpose of setting aside $836.6 million of funds for recovery from damage caused by the hurricane. The primary sources of funding included: $292.5 million came from General Fund operating budgets; $146.5 million in unspent capital improvement funds, and $286 million from the General Fund Savings Reserve Account. As these funds flow into the economies of the areas affected by Hurricane Floyd, income and sales taxes should offset some portion of the cost of the disaster recovery effort.

         Debt Management. The amount of authorized, but unissued bonds was $1.65 billion as of January 31, 2001. The first bond issue related to the $1 billion of public improvement bonds which were approved in November 1998 was issued on September 1, 1999 in the amount of $197.4 million. The second bond issue related to the $1 billion of public improvement bonds was issued on October 1, 1999 in the amount of $2.6 million. On September 1, 2000, $300 million in Public Improvement Bonds, Series 2000A were issued, representing a consolidation of Public School Building Bonds in the amount of $295 million and Natural Gas Bonds in the amount of $5 million.

         On November 7, 2000, the State's voters approved $3.1 billion of University and Community College general obligation bonds. The $3.1 billion is projected to be issued over the six-year period beginning in fiscal year 2000-01, with repayments scheduled for fiscal year 2001-02 through fiscal year 2024-25. Total debt service for all of the State's outstanding general obligation debt is projected to be at its highest in fiscal year 2006-07, at $722 million (assuming no additional voter approved debt in subsequent years). At June 30, 2000, the State's outstanding general obligation debt totaled $2.5 billion, with an additional $1.95 billion approved and unissued at June 30, 2000 (prior to the November 7, 2000 bond vote). Outstanding general obligation debt is projected to peak at $6.043 billion for fiscal year 2005-06.

         State of North Carolina general obligation bonds as AAA, Aaa and AAA by Standard & Poor's, Moody's and Fitch, respectively.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of

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

obligations issued by the State of North Carolina, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Litigation. On February 21, 1996, the U.S. Supreme Court declared North Carolina's intangibles tax unconstitutional in Smith v. State. Subsequently, the State made refunds of intangible taxes paid by all persons who had complied with the provisions of G.S. 105-267. The Smith case is an action aimed principally at recovering intangibles tax refunds for taxpayers who failed to comply with the provisions of G.S. 105-267. On December 4, 1998, the Supreme Court ruled that North Carolina will have to pay refunds to non-protesters who paid intangibles taxes. This case was consolidated with Shaver v. State, another action for refund of intangibles tax paid on shares of stock. The consolidated case was settled and the agreement required the State to pay $440 million into a settlement fund in two installments, $200 million by October 1,1999, and $240 million by July 10, 2000.

         Each North Carolina Trust is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

Ohio Risk Factors

         Ohio Trusts will invest most of their net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). Ohio Trusts are therefore susceptible to general or particular economic, political, or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

         There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

         The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio Trust or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

         Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,000 in 1990.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important

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

segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

         In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998) but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%). The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Trust or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current FY. Those procedures included general and selected reductions in appropriations spending.

         The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF," a cash and budgetary management fund) to the GRF in FY 1992.

         Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

         A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to its replenishment, $21 million was deposited in the BSF.

         The 1994-95 biennium presented a more affirmative financial picture. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, which, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF ($535.2 million) and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

         From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending $834.9 million GRF fund balance, $250 million went to school buildings, $94 million to the school computer network, $44.2 million for school textbooks and



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instructional materials and a distance learning program, and $34 million to the
BSF, and the $263 million balance to the State income tax reduction fund.

     The 1998-99 biennium-ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million was transferred to school building assistance, $46.3 million to the BSF, $90 million for classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund.

     The State's financial situation varied substantially in the recently ended 2000-01 biennium. The GRF appropriations acts for the then current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June, 1999 and promptly signed (after selective vetoes) by the Governor.

     From the June 30, 2000 FY ending GRF fund balance of over $855 million transfers were made in amounts of $610 million to the income tax reduction fund and $49 million to the BSF (increasing its balance to over $1 billion).

     The Governor announced in late March 2001 new preliminary lowered revenue estimates for the then current FY (ending June 30, 2001) and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, and higher than previously projected Medicaid expenditures, significant steps were taken to ensure the positive GRF ending fund balance at June 30, 2001. Those steps included reductions in expenditures and appropriations spending, and OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF cash balance of over $817 million and fund balance of over $219 million making that transfer unnecessary.

     None of the spending reductions over the years were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

     Lengthy and rigorous consideration was given to revenues and expenditures for the new FYs 2002 and 2003. Included in that consideration were the OBM projections for the biennium of continuing lower than anticipated levels of revenues and higher than anticipated Medicaid expenses. Another key consideration was compliance with the then imminent school funding court order discussed below.

     The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and Senate, and in the act as passed and signed. The same is true for the separate appropriations acts for the Department of Transportation, Department of Public Safety and Bureau of Workers Compensation, which included lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.

     The appropriations act provides for the use of certain reserves, aimed at achieving FY and biennium ending positive fund balances based on estimates and projections at the time of passage. From the BSF balance OBM may if necessary transfer $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated to an ongoing State emergency purposes fund. Assuming those transfers are made from the BSF, its balance would be reduced to approximately $855,000,000. As an additional reserve transfer, the entire balance of $100,000,000 may be transferred by OBM in FY 2002 from a Family Services Stabilization Fund to the GRF.

     An additional appropriations action, affecting most subdivisions and local libraries in the State, is capping the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 to the equivalent monthly payment amounts in FYs 2000 and 2001.

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     The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.)

     By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 4, 2001, over $2.17 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($38.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.04 billion outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($145.8 million outstanding, with no more than $50 million to be issued in any one year).

     The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($513.1 million outstanding as of September 4, 2001) and facilities for state supported and assisted institutions of higher education ($427.6 million outstanding).

     That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

     A constitutional amendment approved by Ohio electors in November 2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.9 billion of which were outstanding or awaiting delivery at September 4, 2001.

     In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of September 4, 2001) to be approximately $28 million (of which $23.9 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

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     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2001) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 122 districts (as of September 4, 2001) on voter-authorized income taxes, for significant portions of their budgets.

     In a September 6, 2001 opinion the Ohio Supreme Court resolved the litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

     . Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM is developing estimates of the additional cost to the State of this change, particularly for the current and next FYs.

     . The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

     Both of these Court-ordered modifications require General Assembly action. It is not possible at this time to state what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions. As stated in the conclusion to the majority opinion:

            "The state is hereby ordered to implement the changes described Because we have no reason to doubt [State] defendants' good faith, we have concluded there is no reason to retain jurisdiction of the matter before us. If the order receives less than full compliance, interested parties have remedies available to them."

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     The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

     A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts sought approximately $3.8 million.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed from State resources.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of September 4, 2001, eight municipalities were in "fiscal emergency" status and four in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to eight districts with three on preliminary "fiscal watch" status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     Ohio's general obligation bonds are rated AA+ by Standard and Poor's, Aa1 by Moody's and AA+ by Fitch.


Pennsylvania Risk Factors

     Pennsylvania Trusts are susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania Municipal Obligations. There can be no assurance that the Commonwealth will not experience a decline in economic conditions or that portions of the Pennsylvania Municipal Obligations purchased by the Fund will not be affected by such a decline.

     Without intending to be complete, the following briefly summarizes some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in the Commonwealth. No independent verification has been made of the following information.

     State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

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     Pennsylvania's agricultural industries remain an important component of the
Commonwealth's economic structure, accounting for more than $4.1 billion in crop and livestock products annually. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands--nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

     Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.2 percent. This rate compares to a 0.2 percent rate for the Middle Atlantic region and 2.0 percent for the U.S. For the five years ending with 2000, employment in the Commonwealth has increased 2.0 percent.

     Non-manufacturing employment in Pennsylvania has increased in recent years to 83.7 percent of total non-agricultural employment in November, 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 16.3 percent of November, 2000 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In November, 2000, the services sector accounted for
32.4 percent of all non-agricultural employment while the trade sector accounted for 22.6 percent.

     Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0 percent in 1991 and 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.4 percent in 1999. From 1994 through 1999, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. During 1999, the annual average unemployment rate in the Commonwealth was 4.2%, compared to 4.2% for the United States. As of July, 2001, the most recent month for which data is available, the unemployment rate for the Commonwealth was 4.7 percent, compared to 4.7 percent for the United States.

     State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

     All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

     Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 110 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of

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

money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     Financial information for the principal operation funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

     Financial Condition and Results of Operations (Budgetary Basis). The five year period ending with fiscal 2000 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average 5.5 percent rate during the five-year period. The growth rate for taxes was 5.0 percent. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 20.3 percent during the period. Expenditure and other uses during the fiscal 1996 through fiscal 2000 period rose at a 4.5 percent average rate, led by a 17.3 percent average annual increase in program costs for economic development and assistance activities, a
5.8 percent average increase for protection of person and property costs and a
4.8 percent average annual increase for public health and welfare programs.

     Assets in the Commonwealth's governmental fund types rose during fiscal 2000 by 22.3 percent to $11,297.1 million. Liabilities for the governmental fund types during fiscal 2000 increased by 14.1 percent to $4,660.6 million. A larger gain in assets than in liabilities during fiscal 2000 for governmental types produced a 28.8 percent increase in equity and other credits at June 30, 2000. Equity and other credits at the end of fiscal 2000 totaled $6,636.5 million, up from $5,151.8 million at the end of fiscal 1999.

     Financial Results for Recent Fiscal Years (GAAP Basis). During the five year period from fiscal 1996 through fiscal 2000, revenues and other sources increased by an average 5.9 percent annually. Tax revenues during this same period increased by an annual average of 5.1 percent. Other revenues, with a
24.7 percent annual average rate of increase, had the largest rate of growth over the five-year period.

     Expenditures and other uses during the fiscal 1996 through fiscal 2000 period rose at an average annual rate of 4.6 percent. Program costs for protection of persons and property increased an average 5.8 percent annually. Public health and welfare program costs increased at a 4.8 percent annual average rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

     The general fund balance at June 30, 2000 totaled $4,263.6 million, an increase of $1,400.2 million over the $2,863.4 million balance at June 30, 1999.

     Fiscal 1998 Financial Results (Budgetary Basis). Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With

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these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represents 3.7 percent of fiscal 1998 revenues.

     Commonwealth revenues (prior to tax refunds) during the 1998 fiscal year totaled $18,123.2 million, $676.1 million (3.9 percent) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8 percent over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefor understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5 percent increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9 percent increase. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax which were over estimate by 7.8 percent and 2.7 percent, respectively. Non-tax revenues were $27.5 million (8.6 percent) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

     Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5 percent over fiscal 1997 appropriation expenditures.

     Fiscal Year 1999 Financial Results (Budgetary Basis). The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999, consisting of $105.4 million representing the statutory 15 percent of the fiscal year-end unappropriated surplus and an additional $150 million authorized by the General Assembly from the unappropriated surplus. The remaining $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9 percent) above estimate and $61.0 million of non-tax revenue (18.4 percent) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million described below.

     Revenues from taxes for the fiscal year rose 3.9 percent after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million for the fiscal year. The sales and use tax represented the largest portion of the above-estimate of revenues. Receipts from this tax were $331.3 million, or 5.3 percent above the estimate and 7.4 percent above the prior fiscal year's receipts. Personal income tax receipts, especially those from estimated and final taxpayer filings, boosted receipts $299.5 million, or
4.7 percent above estimate for the fiscal year. Taxes paid through employee withholding were slightly below estimate. For the fiscal year, personal income tax receipts were 7.2 percent above those of the prior fiscal year. Among the taxes paid by corporations, only capital stock and franchise tax receipts exceeded estimates. Revenues from this tax were $144.5 million (15.1 percent) over estimate. The corporate net income tax and the various selective business taxes all recorded receipts below estimate. In aggregate, they were a net $68.5 million below estimate. Non-tax revenues, led by interest earnings due to higher available balances, were $61.0 million (18.4 percent) above estimate.

     Including supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9 percent increase over expenditures during fiscal 1998. Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1 percent ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 at that time included: (i) $249.5 million in direct support of local school district education costs (local school districts also benefited from an estimated $104 million of reduced contributions by school districts to their worker's retirement costs from a reduced employer contribution rate); (ii) $60.4 million for higher education, including scholarship grants; (iii) $56.5 million to fund the correctional system including $21 million to operate a new correctional facility; (iv) $121.1 million for long-term care medical assistance costs; (v) $14.4 million for technology and Year 2000 investments; (vi) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees; and (vii) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. In May 1999, along with the adoption of the fiscal 2000 budget,

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supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. Of this amount, $200 million was appropriated for general obligation debt service above current needs; $59 million to accrue the fourth quarter Commonwealth contribution to the Public School Employees' Retirement System; and $90 million to the Public Welfare department to pay additional medical assistance costs estimated to occur in the 1999 fiscal year. These supplemental appropriations represent expected one-time obligations.

     Fiscal 2000 Financial Results (Budgetary Basis). At the end of the 2000 fiscal year, the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than expected Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent, or $1,030.0 million, over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6 percent) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6 percent above those of the prior fiscal year.

     Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Among the major tax sources, the sales tax increased by 6.2 percent, the personal income tax by 5.7 percent, and the corporate net income tax by 7.8 percent. Non-tax revenues increased by 13.6 percent ($53.5 million) largely from higher interest earnings. Higher than anticipated available cash balances and higher interest rates provided the higher interest earnings.

     Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7 percent, or $1,026.0 million, increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

     Fiscal 2001 Budget. The General Fund budget for the 2001 fiscal year was approved by the General Assembly in May 2000. The enacted budget authorized $19,910.8 million of spending from estimated Commonwealth revenues of $19,314.8 million (net of estimated tax refunds and enacted tax changes and a property tax rebate). A draw down of most of the $610.5 million fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and authorized spending. The amount of spending authorized in the enacted budget is 2.5 percent over the total amount of spending authorized for fiscal 2000 of $19,426.3 million. Tax changes enacted for the fiscal 2001 budget and effective during the fiscal year are estimated to reduce Commonwealth revenues to the General Fund by $444.6 million. In addition, a non-recurring state-paid tax rebate to qualifying property owners equal to a portion of their fiscal year 1998-99 school district property taxes was included in the budget. Tax rebate payments to be made during the 2001 fiscal year are budgeted in the amount of $330 million. The tax rebate is treated by the Commonwealth as a reduction to revenue and not as an expenditure in its budgetary basis financial statements.

     The estimate in the enacted budget for Commonwealth revenues to be received during fiscal year 2001 is based upon an economic forecast for real gross domestic product to grow at a 3.7 percent rate from the second quarter of 2000 to the second quarter of 2001. This rate of growth for real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2000. Trends for the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

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     Commonwealth revenues (prior to adjustment for the estimated cost of enacted tax reductions) are projected in the enacted budget to increase by 3.2 percent over fiscal 2000 receipts. Budgeted tax revenues are expected to rise by
3.4 percent, including a 73 percent ($76.5 million) reduction in public utility realty tax receipts. Public utility realty tax receipts are passed on to local governments in Pennsylvania through annual appropriations from the General Fund. Recent legislated changes to the imposition of this tax have caused changes in tax liabilities and payments. Projected increases for receipts of the sales and use tax are 4.1 percent and for the personal income tax are 4.2 percent. Non-tax Commonwealth revenues are estimated to total $412.1 million, a 7.6 percent reduction from fiscal 1999 revenues. The largest items accounting for the reduction are expected lower receipts from sale of state property and lower investment earnings.

     Appropriations from Commonwealth funds in the enacted budget for fiscal 2001 are 2.5 percent over fiscal 2000 appropriations. Major program areas receiving funding increases above the 2.5 percent average include basic education (3.1 percent), higher education (7.3 percent), and medical assistance (6.6 percent).

     The fiscal 2001 budget continues the Governor's emphasis of tax cuts targeted to making Pennsylvania competitive for attracting new employment opportunities and retaining existing jobs. Enacted permanent tax cuts for fiscal 2001 total an estimated $444.6 million in the General Fund. Most major changes were effective January 1, 2000. The retroactive nature of the tax reductions did not affect fiscal 2000 revenues.

     In a review of the fiscal 2001 budget in December 2000, the estimate for the unappropriated surplus at the end of the 2001 fiscal year was increased from the projection based upon the budget as enacted. The projected fiscal year-end unappropriated surplus has been increased by $282 million to $297 million, prior to the transfer to the Tax Stabilization Reserve Fund. This estimated increase is the net change from a $200 million increase in estimated Commonwealth revenues, identification of $68 million of supplemental appropriation needs, and an estimated $150 million of appropriation lapses during the fiscal year. Of the anticipated $200 million in higher Commonwealth revenues, $157 million is estimated to come from higher personal income tax receipts, $104 million from increased investment earnings, and anticipated net reductions of $61 million from other revenue sources, principally corporate taxes and the inheritance tax.

     Fiscal 2002 Budget. The General Fund budget for the 2001-2002 fiscal year was approved by the General Assembly in June, 2001. The adopted budget includes estimated spending of $20,689.9 million and estimated revenues of $21,311.6 million.

     Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and
(iv) tax anticipation notes payable in the fiscal year of issuance.

     Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the August 31, 2000 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended August 31, 2000 was approximately $22.1 billion, and, therefore, the net debt limitation for the 2000 fiscal year is approximately $34.6 billion. Outstanding net debt totaled approximately $4.1 billion at August 31, 2000. On August 31, 2000 the amount of debt authorized by law to be issued, but not yet incurred, was approximately $32.7 billion.

     Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated AA by S&P and Fitch, and are rated Aa2 by Moody's.

     City of Philadelphia. The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.

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     The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was
created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 16, 2000.

     No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $959.4 million in special tax revenue bonds outstanding as of June 30, 2000. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

     S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa1."

     Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

Tennessee Risk Factors

     Economic Outlook. The following is a summary of forecasts for the Tennessee economy as published by the Center for Business and Economic Research, The University of Tennessee, Knoxville:


     .  The Tennessee economy has shown exceptional growth during the long,

        uninterrupted national economic expansion dating back to the early 1990s. The only difficulty confronting the state today is its limited capacity to expand further and realize strong rates of economic growth. The state's short-term outlook depends heavily on the Fed. Sharply higher interest rates, which currently are not anticipated, would adversely influence the state's interest-sensitive manufacturing sector. Modest increases would simply temper the growth the state is currently experiencing.

     . State job growth is projected to be 1.4% in 2000, only slightly below the rate of growth registered in 1999.

     . The rate of job loss in manufacturing will be cut in half as job decay in the nondurable goods sector slows. At the same time, expect slower job growth in durable goods manufacturing as Fed rate hikes take their toll.

     . The state unemployment rate will average 3.6 % in 2000, significantly lower than the national rate of unemployment.

     .  Nominal personal income is forecast to grow 5.5 % in 2000, increasing to

        5.6 % in 2001. Income growth for fiscal year 2000/01 should come in at
        5.8 % while growth in taxable sales for the same fiscal year is forecast at 4.5 %.

     Revenues and Expenditures. The state's expenditures for Fiscal Year 1999 were $12.44 billion. The actual General Fund revenues for 1999 were $8.46 billion with General Fund expenditures of $8.05 billion. Overall revenues for 1998 were $13.85 billion with expenditures of $12.80 billion.

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     As of June 30, 1999, the state had a number of debt issues outstanding:
$927.6 million of general obligation bonds, $23.6 million of enterprise fund debt with state commitment, and $135.3 million of internal service fund debt with state commitment. Under current state statutes, the state's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1999, the state's annual legal debt service limit of $421.3 million was well above the debt service required of $125.9 million.

     Legal Proceedings. Tennessee is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court affirmed a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involved only $925,000, its outcome could affect future cases and could have a detrimental impact to Tennessee's revenue base. The Tennessee Supreme Court also reversed a similar case in which the lower court found the taxpayer's partial sale of business holdings resulted in taxable business income. Although the Tennessee Supreme Court differentiated this case from the previous one, these cases may create future litigation challenging Tennessee's corporate tax and impacting revenue.

     Debt Administration. The State Constitution of Tennessee requires a balanced budget. No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year. Tennessee law permits tax anticipation borrowing, but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding, nor is borrowing of any type for operating purposes contemplated.

     The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.

     Bond Ratings. State of Tennessee general obligation bonds have been assigned the following ratings: AA+; Aa1; AA+ by Standard & Poor's, Moody's and Fitch, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Portfolio of a Tennessee Trust may not be adversely affected by changes in economic or political conditions.

Texas Risk Factors

     Economic Outlook. As Texas enters the next millennium, the economic outlook remains extremely bright. Texas ended the 1990s with an estimated 9.3 million jobs, over one-fourth of which were created during the decade. Driven largely by the rapid growth of high-technology industries, the overall Texas economy grew at an average annual rate of over 4.5 percent, outpacing U.S. growth by almost two percentage points annually, from 1990 through 2000. Consequently during this period, Texas added 2.3 million jobs, or more employment than any other state in the nation. Texas began the decade with just over 17 million residents. But as economic opportunities drew new residents from other states and other parts of the world, ten years later, its population has increased by an estimated 3.4 million to 20.5 million residents. As of October 2000, preliminary estimates show that Texas had the third largest employment increase in the nation with over 250,000 new jobs over the past year. The overall state unemployment dropped from 471,100 in October 1999 to 443,800 as of October 2000, a decrease of 0.3%. Meanwhile, the U.S. total labor force grew by 1.1 million, while the number of unemployed in the U.S. dropped 250,000 down 0.2% from last year.

     Over the next five years, Texas is expected to continue to experience healthy economic growth. As the Federal Reserve slows national growth in order to stem the threat of inflation, however, state growth will not be at the torrid pace of the last decade. From 2000 through 2005, Gross State Product is expected to increase at an average annual rate of almost 4 percent as the state's population increases by another 1.9 million to reach 22.3 million. Even through growth will be slower, Texas will still outpace national growth by over one percent annually during this period. Even with this slower growth, Texas' relatively strong economy will keep the state's jobless rate at a historically near low of 5 percent. The largest threat to this positive economic outlook for the Texas economy is a more protracted-than-expected slowdown in national economic growth. Currently, a significant slump in the national economy appears unlikely given the Federal Reserve's recent ability to walk the line between potentially accelerating inflation and an outright recession with great success. But since the increasingly diversified Texas economy is more tied than ever to national economic health, any larger-than-expected slowdown in national economic growth would clearly affect the state.

     While the Texas economy increasingly resembles the national economy in its economic cycles, it remains a stride ahead of the nation. As of October 2000, preliminary estimates show that Texas nonfarm employment has advanced by 2.7 percent, with 252,500 more jobs than last year. Services and Trade led the Texas employment growth over the past year adding 78,300 and 70,100 total jobs respectively. The biggest strides in Services over the near term are expected in business services (including credit reporting, building maintenance, temporary help -- supply and security services, computer, photographic, and information retrieval services) and repair/engineering services (including accounting and consulting services). Business, repair and engineering, growing by 6 to 7 percent annually through 2001, is a very resilient combination of industries, including the temporary employment services sector, which can continue to grow as the demand for different services shifts between industry components.

     Jobs in Texas construction increased at the rate of 4.8 percent adding 25,900 jobs statewide. As of October, 2000, there were 560,400 construction workers in Texas, a remarkable increase of 45 percent in five years, from 384,000 at the end of fiscal 1994. The number of Texas manufacturing jobs rebounded from last year's decline of 0.4 percent with an additional 3,500 jobs, an increase of 0.3 percent.

     In the past, the state's transportation, communications, and public utilities industry ("TCPU") generally was relatively slow growing and stable. Over the past five years, despite losses in an uncertain utilities sector, TCPU has been one of the state's fastest growing industries, with 4.1 percent average annual employment increases. TCPU now has 591,600 employees an increase of 24,000 jobs over the past year. Communications, in particular, has exploded, with thriving opportunities in Internet and cellular telephone services. Some regulatory liberalization has allowed companies in telecommunications to diversify into other markets. Job losses in utilities due to competitive pressures and eventual deregulation in 2002 will be countered by the jobs generated by new players entering the picture to meet demand rooted in population growth and continued net migration. Over the next year, the net effect will be little change in public utilities employment.

     The Finance, Insurance, and Real Estate (FIRE) industry had a solid year adding 13,500 jobs for a growth rate of 2.5 percent to reach a total of 538,600 compared with fiscal 1999, when 19,100 jobs were added, when the industry substantially outpaced the overall state economy, spurred in large part by solid investment markets.

     While the federal and state government sectors are typically a difficult place to find employment in Texas, this sector actually added 35,900 new jobs between October 1999 and October 2000. The unusual 2.3 percent increase from a year ago is likely due to the employment of workers for Census 2000.

     Over the past ten years, per capita personal income growth in Texas has trailed behind the United States as a whole. Since 1986, Texas has experienced an average of 4.7 percent annual income growth, compared to the national average annual increase of 4.9 percent. In 1999, the nation's per capita personal income grew 4.5 percent to $28,542 after growing 5.6 percent in 1998. Meanwhile, Texas per capita income grew to $26,858 up only 4.1 percent over last year when per capital income reached $25,028 or 94.7 percent of the national average ($26,482).

     Revenue and Expenditures. Historically, the primary source of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's largest source of income in 1998 and 1999, increasing 2.7 percent and
10.2 percent, respectively and totaling 29.0 percent of total revenue in both years. According to the Texas Comptroller's office, sales tax collections will increase an estimated 6.7 percent from fiscal year 1998-1999 to 2000-2001, once again generating the largest amount of the State's revenue.

     Appropriations from Tobacco Settlement receipts collected from the 1998 Comprehensive Tobacco Settlement include $309.1 million for 13 programs. For the fiscal 2000-01 biennium, new or enhanced programs received $281.1 million and continuing programs $28.0 million; major programs include the Children's Health Insurance Program, Department of Health Chest Hospitals, new-generation medications for mental health clients, and community mental health services for children. Additional appropriations included an estimated $149.0 million in amounts available for distribution from the funds endowed with Tobacco Settlement receipts. General statutes have endowed various funds from $1.5 billion in Tobacco Settlement receipts, including endowments at 13 health-related institutions ($595 million), a permanent health fund for higher education ($350 million), a Tobacco Education and Enforcement endowment ($200 million), and six other health-related funds ($345 million).

     With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). The Texas Constitution authorizes the state to issue bonds to finance several specific programs. There are two types of bonds, general obligation bonds and revenue bonds. The revenue bonds are for those agencies that make debt service payments through the State Treasury. Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds. According to the Texas Bond Review Board, Office of the Executive Director, for Fiscal Year 2000, Texas has proposed general obligation bonds totaling approximately $744 million. Of these, $625 million are self-supporting bonds issued by the Texas Veterans Land Board, Texas Higher Education Coordinating Board, Texas Public Finance Authority and the Texas Water Development Board. The remaining $119 million are non self-supporting bonds issued by the Texas Public Finance Authority and the Texas Water Development Board.

     Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in a Texas Trust is limited to 15%. In March, 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May, 1993, the Legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January, 1995.

     The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

     A wide variety of Texas laws, rules and regulations affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in a Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in a Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in a Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in a Texas Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in a Texas Trust and, therefore, on the Units.

     Texas general obligation bonds are rated AA by Standard & Poor's, Aa1 by Moody's and AA+ by Fitch. No prediction can be made concerning future changes in ratings by national rating agencies for Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

     This summary is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State. The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Texas Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trusts to pay interest on or principal of the Bonds.

Virginia Risk Factors

     Economic Factors. The Virginia Trusts are susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the complex factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on state or local governmental finances, generally, will not adversely affect the market value of Virginia municipal bonds held in the portfolio of the Virginia Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     Virginia was a full participant in the buoyant U.S. economy during FY
2000. Virginia's non-agricultural payroll employment grew by 76,100 or 2.3%, mirroring the strong national rate, although such employment growth was not as high as in the previous three years when the annual gains changed from 82,000 to 99,000. The private services sector accounted for nearly half of the net gain in jobs, with the majority in the business services sub-sector that includes many of the Commonwealth's high tech jobs. Other sectors that accounted for large numbers of new private jobs were retailing, transportation and public utilities, construction and finance, insurance and real estate. Manufacturing experienced a net loss of 1,400 jobs. Although there were gains in transportation equipment and industries associated with construction, they were more than offset by losses in the textile and apparel industries that continued to be under pressure from foreign competition. Mining continued to decline.

     During FY 2000, state and local government employment increased by 8,100 jobs. Federal government employment increased by only 200 jobs. In earlier years, the job count for the federal government, a large employer in Virginia, had decreased, which was mainly attributable to a switch in federal policy from direct employment to contracting, mainly in the private services sector.

     In FY 2000, the state's unemployment rate was only 2.7%, about the minimum possible after allowing for normal frictional unemployment. This was the lowest unemployment rate achieved in the half century for which data are available. Compared to the national average, Virginia's rate was consistently lower, and in the last two years, the rate was two-thirds of the national rate.

     Income performed well in FY 2000, and in the current low inflation environment, much of the growth in personal income represented real gains. In FY 2000, Virginia's real personal income grew by 3.6%, nearly the same rate as the national increase of 3.7%. Growth in Virginia personal income was very similar to that of the nation for the FY 1995 to FY 2000 period.

     In calendar year 1999, Virginia's per capita income, a broad measure of economic welfare, was $29,789. This was 104% of the national average and gave the Commonwealth a ranking of fourteenth among the fifty states and the District of Columbia. In calendar year 1999, Virginia's per capita income rose by 5.1%, compared to the national average of 4.5%. This strong performance earned the state a ranking of ninth in percentage growth.

     The number of permits for privately owned housing units dropped by 7.5% in FY 2000. The national figure also declined, but by a lesser percentage (3.1%). The recent decline was a poor showing only by the standard of the previous year. Permits issued in FY 2000 were the second highest number in the five-year period.

     Virginia's state sales and use tax base is a good indicator of retail activity. In FY 2000, taxable sales grew by 6% in current dollars and 3.7% in constant dollars. Although real growth was below the 4.6% rate achieved in FY 1999, it was still high by historical standards.

     In summary, Virginia's economy, like that of the nation, showed solid performance in the first fiscal year of the new millennium. Despite slow growth in the federal sector and losses in such traditional industries as textiles and apparel manufacturing, the state experienced strong net gains. Virginia was a leader in telecommunications, semiconductors, microelectronics, information technology, medical research and biotechnology and chemical synthesis research. In addition, the Commonwealth enjoyed an increasing role as a major exporter. The Commonwealth's diverse, growing economy are strong pluses as the Commonwealth moves into the twenty-first century.

     The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 2000, fiscal year, the General Fund of the Commonwealth had an ending fund balance, computed on a budgetary cash basis, of $1,855.3 million, all of which was in required reserves or designated for appropriations. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 2000, was $1,374.6 million, compared with a General Fund balance of $1,173.7 million at the end of the fiscal year ended June 30, 1999.

     As of June 30, 2000, total debt of the Commonwealth aggregated $13.7 billion. Of that amount, $4.6 billion was tax-supported. Outstanding general obligation bonded debt backed by the full faith and credit of the Commonwealth was $1.0 billion at June 30, 2000. Of that amount, $525.5 million was also secured by revenue-producing capital projects.

     The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 2000, would permit an additional total of approximately $9.4 billion of bonds secured by revenue-producing projects and approximately $9.4 billion of Section 9(b) general obligation bonds for capital projects, with not more than approximately $2.5 billion of the latter to be issued in any four-year period. General obligation bonds for capital projects which are not secured by revenue-producing projects must be approved in a State-wide election.

     The Commonwealth of Virginia maintains a "triple A" bond rating from Standard & Poor's Corporation, Moody's Investors Service and Fitch, Inc., on its general obligation indebtedness, reflecting the Commonwealth's long-standing record of sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

                                   SEC FILE NO.  33-48262
                                 40 ACT FILE NO.  811-2271


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                              POST-EFFECTIVE
                              AMENDMENT NO. 9
                                     TO
                                  FORM S-6


For registration under the Securities Act of 1933 of Securities of Unit Investment Trusts registered on Form N-8B-2

            Nuveen Tax-Free Unit Trust, Series 654           (fORMERLY KNOWN
As Nuveen Tax-Exempt Unit Trust)

                         JOHN NUVEEN & CO. INCORPORATED
                               (Name of Depositor)


                            333 West Wacker Drive
                            Chicago, Illinois  60606
             (Complete address of Depositor's Principal Executive Offices)


John Nuveen & Co., Incorporated          Chapman & Cutler
 Attention:  Gifford R. Zimmerman         Attention:  Eric F. Fess
 333 West Wacker Drive                    111 West Monroe Street
 Chicago, Illinois  60606                 Chicago, Illinois  60603
            (Name and complete address of Agents for Service)




An indefinite number of Units has been registered pursuant to Rule 24F-2 promulgated under the Investment Company Act of 1940, as amended. On February 28, 1990, a Rule 24F-2 Notice with respect to this Series was filed with the Securities and Exchange Commission.

It is proposed that this filing will become effective (check appropriate box)


(     )  Immediately upon filing pursuant to paragraph (B)
 (  X  )  On November  1, 2001 pursuant to paragraph (B) of Rule 485
 (     )  60 days after filing pursuant to paragraph (A)
 (     )  On (date) pursuant to paragraph (A) of Rule (485 or 486)


(     )  Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.






          Contents of Post-Effective Amendment
                of Registration Statement


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                 The Facing Sheet


                 The Prospectus


                 The Signatures


                 The Consent of Independent Accounts


Part One of the Registrant's Prospectus, filed separately, is incorporated by this Reference hereto.


      PAGE   2


Tax-Free Unit Trust


Series 654


North Carolina Traditional Trust 259                   34,519.919 Units
Intermediate Insured Trust 61                          62,329.573 Units
California Insured Trust 199                           54,775.499 Units
Florida Insured Trust 166                              45,844.359 Units
Ohio Insured Trust 97                                  49,265.837 Units
Pennsylvania Insured Trust 158                         48,164.408 Units
Tennessee Insured Trust 14                             36,271.373 Units
Texas Insured Trust 16                                 33,521.137 Units

Prospectus - Part Two
 Revision Date November  1, 2001

Note: This Prospectus Part Two may not be distributed unless accompanied by Part One.

Currently Offered at Public Offering Price plus interest accrued to the date of settlement. Minimum purchase - either $5,000 or 50 Units, whichever is less.

THE UNITS of fractional undivided interest in the Nuveen Tax-Free Unit Trust being offered hereby are issued and outstanding Units that have been reacquired by John Nuveen & Co. Incorporated either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. The price paid in each instance was not less than the Redemption Price determined as provided in Part One under the caption "How Units May Be Redeemed Without Charge." The Units are being offered at the Public Offering Price computed in the manner described in Part One under the caption "Public Offering Price." Any profit or loss resulting from the sale of Units will accrue to John Nuveen & Co. Incorporated and no proceeds from the sale will be received by the Trust.


THE NUVEEN TAX-FREE UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of interest-bearing obligations issued by or on behalf of the states (or in the case of State Trusts, primarily by or on behalf of the State for which such State Trust is named) and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax and, in the case of a State Trust, from State income taxes in the State for which such State Trust is named. All Bonds in each Trust were rated in the category "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. on the Date of Deposit ("BBB" or "Baa", respectively, or better by such services in the case of National Traditional Trust 76 and earlier National Traditional Trusts). Current ratings, if any, on Bonds in a Trust are set forth in the Schedule of Investments for such trust herein.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)

                                           As Of August 31, 2001

                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated

                          Trustee.................The Chase Manhattan Bank, N.A.

The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.




                                                      North Carolina

                                                    Traditional Trust      Intermediate     California Insured

                                                           259           Insured Trust 61       Trust 199

-------------------------------------------------  ------------------  ------------------  ------------------


Principal Amount of Bonds in Trust...............   $    3,425,000      $    4,935,000      $    4,585,000

Number of Units..................................       34,365.722          61,945.573          53,986.499

Fractional Undivided Interest in

  Trust Per Unit.................................   1/  34,365.722      1/  61,945.573      1/  53,986.499

Public Offering Price ---

  Less then 1,000 Units

    Aggregate Bid Price of Bonds in Trust........   $    3,466,402      $    5,048,934      $    4,586,289

    Plus Sales Charge <F1>.......................   $      171,377      $       41,235      $      210,823

      Total......................................   $    3,637,779      $    5,090,169      $    4,797,112

    Divided by Number of Units...................   $    105.85         $     82.17         $     88.86

    Plus Cash Per Unit <F2>......................   $      0.01         $      0.01         $(     0.39)

    Public Offering Price Per Unit <F3>..........   $    105.86         $     82.18         $     88.47

Redemption Price Per Unit (exclusive of

  accrued interest)..............................   $    100.87         $     81.51         $     84.56

Sponsor's Repurchase Price Per Unit

  (exclusive of accrued interest)................   $    100.87         $     81.51         $     84.56

Excess of Public Offering Price Per Unit

  over Redemption Price Per Unit.................   $      4.99         $      0.67         $      3.91

Excess of Public Offering Price per Unit over

  Sponsor's Repurchase price Per Unit............   $      4.99         $      0.67         $      3.91

    Par Value Per Unit <F4>......................   $     99.68         $     79.83         $     84.78

Calculation of Net Annual Interest Income

  Per Unit

    Annual Interest Income.......................   $      5.6554       $      4.2394       $      4.8160

    Less Estimated Annual Expense................   $      0.1884       $      0.1467       $      0.1538

    Net Annual Interest Income...................   $      5.4670       $      4.0927       $      4.6622

Daily Rate of Accrual Per Unit...................   $      0.01519      $      0.01137      $      0.01295

Trustee's Annual Fee per $1000 principal (6).....   $      1.0800       $      1.1200       $      1.1200

Estimated Current Return <F5>....................          5.16%               4.98%               5.27%

Estimated Long Term Return <F5>..................          1.86%               1.84%               3.67%

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States

Trust Company of New York of units tendered for redemption.



-------------------------------------------------------------------------------------------------------------

<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.

<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.

<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the North Carolina

Traditional Trust 259, Intermediate Insured Trust 61 and California Insured

Trust 199, respectively, $105.86, $82.18 and $88.47, accrued interest to the settlement date of $.26, $.23 and $.87, for a total price of $106.12, $82.41 and $89.34, respectively.

<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.

<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part

One for an explanation of these returns.

<F6>
(6)  Notwithstanding anything to the contrary in Part One, the Trustee's

Annual Fee is set forth herein.  The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for North Carolina Traditional Trust 259, Intermediate Insured

Trust 61 and California Insured Trust 199 will be $0.7600,$0.8000 and $0.8000,

under the quarterly distribution option and $0.5700,$0.6100 and $0.6100, under the semi-annual distribution option.






      PAGE   4






                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)

                                           As Of August 31, 2001

                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated

                          Trustee.................The Chase Manhattan Bank, N.A.

The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.




                                                     Florida Insured    Ohio Insured Trust     Pennsylvania

                                                        Trust 166               97          Insured Trust 158

-------------------------------------------------  ------------------  ------------------  ------------------


Principal Amount of Bonds in Trust...............   $    4,620,000      $    4,935,000      $    4,880,000

Number of Units..................................       45,694.359          48,808.837          47,998.408

Fractional Undivided Interest in

  Trust Per Unit.................................   1/  45,694.359      1/  48,808.837      1/  47,998.408

Public Offering Price ---

  Less then 1,000 Units

    Aggregate Bid Price of Bonds in Trust........   $    4,668,620      $    4,922,560      $    4,877,528

    Plus Sales Charge <F1>.......................   $      142,377      $      211,946      $        8,804

      Total......................................   $    4,810,997      $    5,134,506      $    4,886,332

    Divided by Number of Units...................   $    105.29         $    105.20         $    101.80

    Plus Cash Per Unit <F2>......................   $      0.08         $(     0.26)        $(     0.30)

    Public Offering Price Per Unit <F3>..........   $    105.37         $    104.94         $    101.50

Redemption Price Per Unit (exclusive of

  accrued interest)..............................   $    102.25         $    100.60         $    101.32

Sponsor's Repurchase Price Per Unit

  (exclusive of accrued interest)................   $    102.25         $    100.60         $    101.32

Excess of Public Offering Price Per Unit

  over Redemption Price Per Unit.................   $      3.12         $      4.34         $      0.18

Excess of Public Offering Price per Unit over

  Sponsor's Repurchase price Per Unit............   $      3.12         $      4.34         $      0.18

    Par Value Per Unit <F4>......................   $    101.91         $    101.22         $    101.42

Calculation of Net Annual Interest Income

  Per Unit

    Annual Interest Income.......................   $      5.9223       $      5.8147       $      5.9451

    Less Estimated Annual Expense................   $      0.1830       $      0.1896       $      0.1946

    Net Annual Interest Income...................   $      5.7393       $      5.6251       $      5.7505

Daily Rate of Accrual Per Unit...................   $      0.01594      $      0.01563      $      0.01597

Trustee's Annual Fee per $1000 principal (6).....   $      1.1200       $      1.1200       $      1.1200

Estimated Current Return <F5>....................          5.45%               5.36%               5.67%

Estimated Long Term Return <F5>..................          2.24%               2.24%               4.12%

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States

Trust Company of New York of units tendered for redemption.



-------------------------------------------------------------------------------------------------------------

<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.

<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.

<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the Florida Insured Trust

166, Ohio Insured Trust 97 and Pennsylvania Insured Trust 158, respectively,

$105.37, $104.94 and $101.50, accrued interest to the settlement date of $.99,

$.78 and $.25, for a total price of $106.36, $105.72 and $101.75,

respectively.

<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.

<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part

One for an explanation of these returns.

<F6>
(6)  Notwithstanding anything to the contrary in Part One, the Trustee's

Annual Fee is set forth herein.  The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for Florida Insured Trust 166, Ohio Insured Trust 97 and

Pennsylvania Insured Trust 158 will be $0.8000,$0.8000 and $0.8000, under the quarterly distribution option and $0.6100,$0.6100 and $0.6100, under the semi-annual distribution option.






      PAGE   5






                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)

                                           As Of August 31, 2001

                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated

                          Trustee.................The Chase Manhattan Bank, N.A.

The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.




                                                                        Tennessee Insured     Texas Insured

                                                                             Trust 14            Trust 16

---------------------------------------------------------------------  ------------------  ------------------


Principal Amount of Bonds in Trust...................................   $    2,820,000      $    2,935,000

Number of Units......................................................       35,293.373          33,521.137

Fractional Undivided Interest in

  Trust Per Unit.....................................................   1/  35,293.373      1/  33,521.137

Public Offering Price ---

  Less then 1,000 Units

    Aggregate Bid Price of Bonds in Trust............................   $    2,771,618      $    2,979,159

    Plus Sales Charge <F1>...........................................   $       85,931      $      151,578

      Total..........................................................   $    2,857,549      $    3,130,737

    Divided by Number of Units.......................................   $     80.97         $     93.40

    Plus Cash Per Unit <F2>..........................................   $(     0.22)        $(     0.00)

    Public Offering Price Per Unit <F3>..............................   $     80.75         $     93.40

Redemption Price Per Unit (exclusive of

  accrued interest)..................................................   $     78.32         $     88.88

Sponsor's Repurchase Price Per Unit

  (exclusive of accrued interest)....................................   $     78.32         $     88.88

Excess of Public Offering Price Per Unit

  over Redemption Price Per Unit.....................................   $      2.43         $      4.52

Excess of Public Offering Price per Unit over

  Sponsor's Repurchase price Per Unit................................   $      2.43         $      4.52

    Par Value Per Unit <F4>..........................................   $     80.02         $     87.57

Calculation of Net Annual Interest Income

  Per Unit

    Annual Interest Income...........................................   $      4.4293       $      5.2175

    Less Estimated Annual Expense....................................   $      0.1561       $      0.1677

    Net Annual Interest Income.......................................   $      4.2732       $      5.0498

Daily Rate of Accrual Per Unit.......................................   $      0.01187      $      0.01403

Trustee's Annual Fee per $1000 principal (6).........................   $      1.1200       $      1.1200

Estimated Current Return <F5>........................................          5.29%               5.41%

Estimated Long Term Return <F5>......................................          3.75%               3.74%

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States

Trust Company of New York of units tendered for redemption.



-------------------------------------------------------------------------------------------------------------

<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.

<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.

<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the Tennessee Insured

Trust 14 and Texas Insured Trust 16, respectively, $80.75 and $93.40, accrued interest to the settlement date of $.24 and $.99, for a total price of $80.99 and $94.39, respectively.

<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.

<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part

One for an explanation of these returns.

<F6>
(6)  Notwithstanding anything to the contrary in Part One, the Trustee's

Annual Fee is set forth herein.  The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for Tennessee Insured Trust 14 and Texas Insured Trust 16 will be $0.8000 and $0.8000, under the quarterly distribution option and $0.6100 and $0.6100, under the semi-annual distribution option.






      PAGE   6






                               Essential Information Regarding the Trust(s) on

                                         Date of Deposit (Continued)



General Information



Record Dates ................................................  See "Distributions to Unitholders" in Part One

Distribution Dates ..........................................  See "Distributions to Unitholders" in Part One

Minimum Principal Distribution .............................................................  $0.10 per Unit.

Date Trust Established .......................................................................  July 20, 1992

Mandatory Termination Date ........................  See "Amendment and Termination of Indenture" in Part One

Minimum Value of Trust ............................  See "Amendment and Termination of Indenture" in Part One

Sponsor's Annual Evaluation Fee .................................  $0.226 per $1000 principal amount of Bonds




                            NUVEEN TAX-FREE UNIT TRUST

                       NORTH CAROLINA TRADITIONAL TRUST 259

                                   (Series 654)



                             Statement of Net Assets

                                  June 30, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $3,320,541) (Note 1) ............... $   3,510,175

     Accrued interest receivable ................................        53,919

                                                                  --------------



               Total assets ..................................... $   3,564,094

                                                                  --------------



Liabilities:

     Advance from Trustee ....................................... $      18,623

     Accrued trustee and evaluator fees .........................           694

                                                                  --------------



               Total liabilities ................................ $      19,317

                                                                  --------------



               Net assets, applicable to 34,520 units of

                 fractional undivided interest outstanding ...... $   3,544,777

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 50,000 units sold ............ $   5,149,794

       Less initial underwriting commission (Note 1) ............  (    252,318)

                                                                  --------------

                                                                  $   4,897,476

     Less cost of 15,480 units redeemed .........................  (  1,591,076)

                                                                  --------------

                                                                  $   3,306,400

     Undistributed net investment income ........................        29,154

     Unrealized appreciation (depreciation) of investments ......       189,634

     Accumulated net realized gain (loss) from

       investment transactions ..................................        40,396

     Principal distributions to unitholders of proceeds

       from investment transactions .............................  (     20,807)

                                                                  --------------

                                                                  $   3,544,777

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................      20,579        $     101.84    $       .65    $     102.49

     Quarterly................       7,324              101.84           1.12          102.96

     Semi-Annual..............       6,617              101.84           1.12          102.96

                                ---------------  ============  ==============  ===========

                                    34,520

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                    NORTH CAROLINA TRADITIONAL TRUST 259

                                                (Series 654)



                             Statements of Operations and Changes in Net Assets





                                                                       Year Ended June 30,

                                                       ----------------------------------------------------

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $       209,517   $       220,235   $       241,232

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         4,992   $         4,841   $         5,099

    Evaluator fees ..................................              640               651               707

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         5,632   $         5,492   $         5,806

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $       203,885   $       214,743   $       235,426

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $         1,941   $           682   $        21,065

    Net change in unrealized appreciation or

      depreciation of investments ...................           47,301    (       85,874)   (      106,805)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $        49,242   $(       85,192)  $(       85,740)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       253,127   $       129,551   $       149,686

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $       203,885   $       214,743   $       235,426

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................            1,941               682            21,065

  Net change in unrealized appreciation or

    depreciation of investments .....................           47,301    (       85,874)   (      106,805)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       253,127   $       129,551   $       149,686

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(      206,393)  $(      241,414)  $(      242,011)

  Proceeds from investment transactions .............                0                 0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(      206,393)  $(      241,414)  $(      242,011)

                                                       ----------------  ----------------  ----------------



Redemption of 2,452, 2,135 and

    4,564 units, respectively .......................  $(      249,597)  $(      214,852)  $(      479,784)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $(      202,863)  $(      326,715)  $(      572,109)



Net assets at beginning of year .....................        3,747,640         4,074,355         4,646,464

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $29,154,$31,662 and $58,332,respectively) ..........  $     3,544,777   $     3,747,640   $     4,074,355

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                NORTH CAROLINA TRADITIONAL TRUST 259

                                                            (Series 654)



                                                      Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    180,000        North Carolina Housing Finance Agency, Single        2002 at 102          AA         Aa     $    189,376

                     Family Revenue Bonds, Series U (1985 Resolution),

                     6.700% Due 3/1/2018.



     690,000        North Carolina Medical Care Commission, Hospital     2002 at 102          AA        Aa3          705,159

                     Revenue Refunding Bonds (North Carolina Baptist

                     Hospitals Project), Series 1992A, 6.000% Due

                     6/1/2022. (Original issue discount bonds delivered

                     on or about March 4, 1992 at a price of 94.034% of

                     principal amount.)



     500,000        North Carolina Medical Care Commission, Hospital     2002 at 102         AAA        Aaa          512,675

                     Revenue Bonds (Memorial Mission Hospital Project),

                     Series 1992, (FSA Insured.) 6.000% Due 10/1/2022.



      45,000        Metropolitan Sewerage District of Buncombe County    2001 at 102          --        Aaa           45,900

                     (North Carolina), Sewerage System Revenue

                     Refunding Bonds, Series 1991A, 6.750% Due

                     7/1/2009. (Escrow Secured To Optional Redemption

                     Date.)



     475,000        The Charlotte-Mecklenburg Hospital Authority (North                       AA        Aa3

                     Carolina), Health Care System Revenue Bonds,

                     Series 1992,

                     290M-0.000% Due 1/1/2007, (Original issue discount  No Optional Call                            233,618

                     bonds delivered on or about July 1, 1992 at a

                     price of 39.277% of principal amount.)

                     185M-6.250% Due 1/1/2020.                           2002 at 102                                 188,628



      30,000        The Charlotte-Mecklenburg Hospital Authority (North  2002 at 102          AA        Aa3           31,036

                     Carolina), Health Care System Revenue Bonds,

                     Series 1992, 6.250% Due 1/1/2020. (Escrow Secured

                     To Optional Redemption Date.)



     605,000        City of Greensboro, North Carolina, Certificates of  2002 at 102          AA        Aa3          634,324

                     Participation (1991 Parking Facilities Project),

                     6.250% Due 12/1/2008. (Original issue discount

                     bonds delivered on or about December 19, 1991 at a

                     price of 94.992% of principal amount.)



     445,000        County of Lee, North Carolina Public Improvement     2002 at 102          A+         A1          458,119

                     Bonds, Series 1992, (General Obligation Bonds.)

                     6.100% Due 2/1/2007.





      PAGE  10






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                NORTH CAROLINA TRADITIONAL TRUST 259

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    500,000        Board of Governors of the University of North        2002 at 102         AAA        Aaa     $    511,340

                     Carolina, Winston-Salem State University Housing &

                     Dining System Revenue Bonds, Series A, (MBIA

                     Insured.) 6.500% Due 1/1/2017.



------------                                                                                                    ------------

$  3,470,000                                                                                                    $  3,510,175

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.



One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof.  Payment of principal and interest on two Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Education Revenue,

1; Health Care Facility Revenue,  3; Single Family Housing Revenue,  1;

Municipal Lease Revenue,  1.  To the extent that the legal obligor on any Bond held in the Trust fails to pay interest and principal thereon, the interest income to the Trust would be reduced and the aggregate principal amount payable to the Trust upon maturity of such Bond would not be received by the

Trust and, therefore, would not be available for distribution to Unitholders.



Approximately 48% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue.  Insurance guaranteeing prompt payment of interest and principal on certain of the above Bonds has been obtained by the issuer or underwriter of such Bonds from a commercial insurer.

14% of the aggregate principal amount of the Bonds, included in the above amount, are obligations of issuers whose revenues are primarily derived from the sale or service of Health Care Facility Revenue, but which are covered by such insurance.



Approximately 5% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Single Family Housing Revenue.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.







      PAGE  11






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                NORTH CAROLINA TRADITIONAL TRUST 259

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001







------------------------------------------------------------------------------------------------------------------------------------

Approximately 46% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



Eight issue(s) in the Trust were rated by Standard & Poor's Corporation as follows: 2--AAA, 5--AA, 1--A+.  Nine issue(s) were rated by Moody's Investors

Service, Inc. as follows: 3--Aaa, 1--Aa, 4--Aa3, 1--A1.  The Bond Portfolio consists of 9 obligations issued by entities located in North Carolina.




                            NUVEEN TAX-FREE UNIT TRUST

                          INTERMEDIATE INSURED TRUST 61

                                   (Series 654)



                             Statement of Net Assets

                                  June 30, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $5,576,794) (Note 1) ............... $   5,911,893

     Cash .......................................................        71,596

     Accrued interest receivable ................................        84,582

                                                                  --------------



               Total assets ..................................... $   6,068,071

                                                                  --------------



Liabilities:

     Accrued trustee and evaluator fees ......................... $       1,226

                                                                  --------------



               Total liabilities ................................ $       1,226

                                                                  --------------



               Net assets, applicable to 62,330 units of

                 fractional undivided interest outstanding ...... $   6,066,845

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 100,000 units sold ........... $  10,261,929

       Less initial underwriting commission (Note 1) ............  (    400,189)

                                                                  --------------

                                                                  $   9,861,740

     Less cost of 37,670 units redeemed .........................  (  3,743,615)

                                                                  --------------

                                                                  $   6,118,125

     Undistributed net investment income ........................        45,778

     Unrealized appreciation (depreciation) of investments ......       335,099

     Accumulated net realized gain (loss) from

       investment transactions ..................................        31,395

     Principal distributions to unitholders of proceeds

       from investment transactions .............................  (    463,552)

                                                                  --------------

                                                                  $   6,066,845

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................      35,245        $      96.60    $       .56    $      97.16

     Quarterly................       8,628               96.60            .96           97.56

     Semi-Annual..............      18,457               96.60            .96           97.56

                                ---------------  ============  ==============  ===========

                                    62,330

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                       INTERMEDIATE INSURED TRUST 61

                                                (Series 654)



                             Statements of Operations and Changes in Net Assets





                                                                       Year Ended June 30,

                                                       ----------------------------------------------------

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $       319,199   $       349,629   $       378,704

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         7,701   $         7,725   $         8,200

    Evaluator fees ..................................            1,072             1,134             1,221

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         8,773   $         8,859   $         9,421

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $       310,426   $       340,770   $       369,283

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $(        3,033)  $         1,614   $        10,931

    Net change in unrealized appreciation or

      depreciation of investments ...................           77,070    (      111,130)   (       96,456)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $        74,037   $(      109,516)  $(       85,525)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       384,463   $       231,254   $       283,758

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $       310,426   $       340,770   $       369,283

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................   (        3,033)            1,614            10,931

  Net change in unrealized appreciation or

    depreciation of investments .....................           77,070    (      111,130)   (       96,456)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       384,463   $       231,254   $       283,758

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(      313,999)  $(      380,316)  $(      374,544)

  Proceeds from investment transactions .............   (      191,589)                0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(      505,588)  $(      380,316)  $(      374,544)

                                                       ----------------  ----------------  ----------------



Redemption of 2,914, 5,347 and

    4,368 units, respectively .......................  $(      284,377)  $(      529,374)  $(      443,607)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $(      405,502)  $(      678,436)  $(      534,393)



Net assets at beginning of year .....................        6,472,347         7,150,783         7,685,176

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $45,778,$49,351 and $88,897,respectively) ..........  $     6,066,845   $     6,472,347   $     7,150,783

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                   INTERMEDIATE INSURED TRUST 61

                                                            (Series 654)



                                                      Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    285,000        The Board of Trustees of the University of Alabama,                      AAA        Aaa     $

                     The University of Alabama in Huntsville, General

                     Fee Revenue Bonds, Series 1992-A,

                     50M-5.450% Due 7/1/2001,                            No Optional Call                             50,000

                     135M-5.550% Due 7/1/2002,                           No Optional Call                            138,374

                     100M-5.650% Due 7/1/2003.                           2002 at 102                                 104,170



     200,000        Peoria Unified School District No. 11 of Maricopa    No Optional Call    AAA        Aaa          200,000

                     County, Arizona, School Improvement and Refunding

                     Bonds, Series 1991, (General Obligation Bonds.)

                     0.000% Due 7/1/2001. (Original issue discount

                     bonds delivered on or about August 5, 1991 at a

                     price of 51.315% of principal amount.)



      85,000        Sacramento Municipal Utility District (California)   2002 at 102         AAA        Aaa           89,377

                     Electric Revenue Refunding Bonds, 1992 Series C,

                     5.700% Due 11/15/2003.



      15,000        Sacramento Municipal Utility District (California)   2002 at 102         AAA        Aaa           15,781

                     Electric Revenue Refunding Bonds, 1992 Series C,

                     5.700% Due 11/15/2003. (Escrow Secured -

                     Revocable.)



     520,000        State of Florida, Department of Natural Resources,   No Optional Call    AAA        Aaa          534,893

                     Preservation 2000 Revenue Bonds, Series 1992 A,

                     5.900% Due 7/1/2002.



     355,000        Alachua County Health Facilities Authority           No Optional Call    AAA        Aaa          369,129

                     (Florida), Health Facilities Revenue Bonds, Series

                     1992R (Shands Hospital at the University of

                     Florida Project), 5.800% Due 12/1/2002.



     605,000        Marion County, Florida, Public Improvement Revenue   2001 at 102         AAA        Aaa          621,631

                     Refunding Bonds, Series 1992, 5.800% Due

                     12/1/2003.



     510,000        Hospital Authority of Fulton County (Georgia),       2002 at 102         AAA        Aaa          539,279

                     Refunding Revenue Anticipation Certificates

                     (Northside Hospital Project), Series 1992A, 6.250%

                     Due 10/1/2003. (Escrow Secured To Optional

                     Redemption Date.)





      PAGE  15






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                   INTERMEDIATE INSURED TRUST 61

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    765,000        Illinois Health Facilities Authority, Revenue Bonds  No Optional Call    AAA        Aaa     $    787,254

                     (Hospital Sisters Services, Inc.-Obligated Group),

                     Series 1991C, 6.300% Due 6/1/2002.



     500,000        Indiana Health Facility Financing Authority,         No Optional Call    AAA        Aaa          515,555

                     Hospital Revenue Bonds, Series 1992 (Community

                     Hospitals Projects), 6.250% Due 7/1/2002.



     150,000        Perry Township Multi School Building Corporation     No Optional Call    AAA        Aaa          140,785

                     (Indiana), First Mortgage Refunding Bonds, Series

                     1992, (General Obligation Bonds.) 0.000% Due

                     7/1/2003. (Original issue discount bonds delivered

                     on or about June 29, 1992 at a price of 50.527% of

                     principal amount.)



     400,000        State of Louisiana, Gasoline and Fuels Tax Revenue   No Optional Call    AAA        Aaa          384,456

                     Bonds, 1990 Series A, 0.000% Due 11/15/2002.

                     (Original issue discount bonds delivered on or

                     about May 3, 1990 at a price of 40.959% of

                     principal amount.)



     155,000        Metropolitan Transportation Authority (New York),    2002 at 102         AAA        Aaa          161,701

                     Commuter Facilities Revenue Bonds, Series 1992A,

                     5.800% Due 7/1/2003.



     420,000        Metropolitan Transportation Authority (New York),    No Optional Call    AAA        Aaa          431,802

                     Commuter Facilities Revenue Bonds, Series 1992B,

                     5.700% Due 7/1/2002.



     185,000        Pennsylvania Intergovernmental Cooperation           No Optional Call    AAA        Aaa          190,100

                     Authority, Special Tax Revenue Bonds (City of

                     Philadelphia Funding Program), Series of 1992,

                     6.000% Due 6/15/2002. (Escrow Secured.)



      35,000        University of Pittsburgh-of the Commonwealth System  2002 at 102         AAA        Aaa           36,496

                     of Higher Education (Pennsylvania), University

                     Refunding Bonds, 1992 Series B, 5.900% Due

                     6/1/2003.



     600,000        Texas Municipal Power Agency, Refunding Revenue      No Optional Call    AAA        Aaa          601,110

                     Bonds, Series 1992, 5.600% Due 9/1/2001.



------------                                                                                                    ------------

$  5,785,000                                                                                                    $  5,911,893

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.







      PAGE  16






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                   INTERMEDIATE INSURED TRUST 61

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001







------------------------------------------------------------------------------------------------------------------------------------

Two Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof.  Payment of principal and interest on three Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Dedicated-Tax

Supported Revenue,  3; Education Revenue,  2; Power Revenue,  2; Health Care

Facility Revenue,  3; Transportation,  2 .



Approximately 26% and 28% of the aggregate principal amount of Bonds in the

Trust consist of obligations of issuers whose revenues are derived from the sale or service of Dedicated-Tax Supported Revenue and Health Care Facility

Revenue, respectively.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.



Approximately 13% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's

Corporation and Aaa by Moody's Investors Service, Inc. 26%  of the Bonds

comprise issues of entities located in the state of Florida.  The Bond

Portfolio consists of 17 obligations issued by entities located in 11 states.




                            NUVEEN TAX-FREE UNIT TRUST

                           CALIFORNIA INSURED TRUST 199

                                   (Series 654)



                             Statement of Net Assets

                                  June 30, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $5,285,143) (Note 1) ............... $   5,498,334

     Accrued interest receivable ................................        95,557

                                                                  --------------



               Total assets ..................................... $   5,593,891

                                                                  --------------



Liabilities:

     Advance from Trustee ....................................... $      15,303

     Accrued trustee and evaluator fees .........................         1,102

                                                                  --------------



               Total liabilities ................................ $      16,405

                                                                  --------------



               Net assets, applicable to 54,775 units of

                 fractional undivided interest outstanding ...... $   5,577,486

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 70,000 units sold ............ $   7,140,041

       Less initial underwriting commission (Note 1) ............  (    349,832)

                                                                  --------------

                                                                  $   6,790,209

     Less cost of 15,225 units redeemed .........................  (  1,534,497)

                                                                  --------------

                                                                  $   5,255,712

     Undistributed net investment income ........................        79,146

     Unrealized appreciation (depreciation) of investments ......       213,191

     Accumulated net realized gain (loss) from

       investment transactions ..................................        52,459

     Principal distributions to unitholders of proceeds

       from investment transactions .............................  (     23,022)

                                                                  --------------

                                                                  $   5,577,486

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................      36,260        $     100.38    $      1.29    $     101.67

     Quarterly................       7,973              100.38           1.76          102.14

     Semi-Annual..............      10,542              100.38           1.76          102.14

                                ---------------  ============  ==============  ===========

                                    54,775

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                        CALIFORNIA INSURED TRUST 199

                                                (Series 654)



                             Statements of Operations and Changes in Net Assets





                                                                       Year Ended June 30,

                                                       ----------------------------------------------------

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $       319,464   $       334,844   $       358,636

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         7,118   $         6,845   $         7,192

    Evaluator fees ..................................              963               983             1,045

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         8,081   $         7,828   $         8,237

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $       311,383   $       327,016   $       350,399

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $         1,229   $        12,393   $        19,182

    Net change in unrealized appreciation or

      depreciation of investments ...................           42,017    (      116,540)   (      135,593)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $        43,246   $(      104,147)  $(      116,411)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       354,629   $       222,869   $       233,988

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $       311,383   $       327,016   $       350,399

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................            1,229            12,393            19,182

  Net change in unrealized appreciation or

    depreciation of investments .....................           42,017    (      116,540)   (      135,593)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       354,629   $       222,869   $       233,988

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(      311,452)  $(      334,206)  $(      357,163)

  Proceeds from investment transactions .............   (       23,022)                0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(      334,474)  $(      334,206)  $(      357,163)

                                                       ----------------  ----------------  ----------------



Redemption of 360, 4,069 and

    4,126 units, respectively .......................  $(       36,322)  $(      404,972)  $(      426,351)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $(       16,167)  $(      516,309)  $(      549,526)



Net assets at beginning of year .....................        5,593,653         6,109,962         6,659,488

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $79,146,$79,215 and $86,406,respectively) ..........  $     5,577,486   $     5,593,653   $     6,109,962

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                    CALIFORNIA INSURED TRUST 199

                                                            (Series 654)



                                                      Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    920,000        California Health Facilities Financing Authority,    2001 at 102         AAA        Aaa     $    932,678

                     Kaiser Permanente Refunding Revenue Bonds, 1991

                     Series A, 6.250% Due 3/1/2021. (Original issue

                     discount bonds delivered on or about November 21,

                     1991 at a price of 94.490% of principal amount.)



     905,000        Eastern Municipal Water District (Riverside County,  2001 at 101         AAA        Aaa          914,050

                     California), Water and Sewer Revenue Refunding

                     Certificates of Participation, Series 1991A,

                     6.300% Due 7/1/2020. (Original issue discount

                     bonds delivered on or about July 27, 1991 at a

                     price of 92.750% of principal amount.) (Escrow

                     Secured To Optional Redemption Date.)



     645,000        The Community Redevelopment Agency of the City of    2002 at 102         AAA        Aaa          676,831

                     Los Angeles, California, Hollywood Redevelopment

                     Project, Tax Allocation Bonds, Series B, 6.100%

                     Due 7/1/2022. (Escrow Secured To Optional

                     Redemption Date.)



     500,000        Modesto Irrigation District, California,             2001 at 100         AAA        Aaa          497,915

                     Certificates of Participation (Refunding and

                     Capital Improvements Project), Series 1991A,

                     6.000% Due 10/1/2021. (Original issue discount

                     bonds delivered on or about May 9, 1991 at a price

                     of 88.895% of principal amount.)



     890,000        Transmission Agency of Northern California,          2002 at 100         AAA        Aaa          890,845

                     California-Oregon Transmission Project, Revenue

                     Bonds, 1992 Series A, 6.000% Due 5/1/2024.

                     (Original issue discount bonds delivered on or

                     about February 20, 1992 at a price of 92.750% of

                     principal amount.)



     630,000        San Bernardino County, California, Certificates of   2002 at 102         AAA        Aaa          646,626

                     Participation (1992 West Valley Detention Center

                     Refinancing Project), 6.000% Due 11/1/2018.

                     (Original issue discount bonds delivered on or

                     about May 14, 1992 at a price of 93.719% of

                     principal amount.)





      PAGE  20






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                    CALIFORNIA INSURED TRUST 199

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    120,000        Sacramento Municipal Utility District (California)   2002 at 102         AAA        Aaa     $    124,438

                     Electric Revenue Refunding Bonds, 1992 Series C,

                     5.750% Due 11/15/2009.



     630,000        Sacramento Municipal Utility District (California)   2002 at 102         AAA        Aaa          652,554

                     Electric Revenue Refunding Bonds, 1992 Series C,

                     5.750% Due 11/15/2009. (Escrow Secured -

                     Revocable.)



     250,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa          162,397

                     Bonds of 1989, Series A (General Obligation

                     Bonds.), 0.000% Due 7/1/2011. (Original issue

                     discount bonds delivered on or about March 28,

                     1989 at a price of 18.605% of principal amount.)



------------                                                                                                    ------------

$  5,490,000                                                                                                    $  5,498,334

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.



One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof.  Payment of principal and interest on three Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Power Revenue,  3;

Health Care Facility Revenue,  1; Municipal Lease Revenue,  1.



Approximately 28% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Power Revenue.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.







      PAGE  21






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                    CALIFORNIA INSURED TRUST 199

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001







------------------------------------------------------------------------------------------------------------------------------------

Approximately 75% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's

Corporation and Aaa by Moody's Investors Service, Inc.  The Bond Portfolio

consists of 8 obligations issued by entities located in California and 1 obligation(s) issued by entities located in Puerto Rico.



Subsequent to June 30, 2001, $905,000 par amount of the Eastern Municipal

Water District (Riverside County, California), Water and Sewer Revenue

Refunding Certificates of Participation, Series 1991A, 6.300% Due 07/01/2020

was called.



Subsequent to June 30, 2001, $500,000 par amount of the Modesto Irrigation

District, California, Certificates of Participation (Refunding and Capital

Improvements Project), Series 1991A, 6.000% Due 10/01/2021 was called.




                            NUVEEN TAX-FREE UNIT TRUST

                            FLORIDA INSURED TRUST 166

                                   (Series 654)



                             Statement of Net Assets

                                  June 30, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $4,491,511) (Note 1) ............... $   4,688,684

     Accrued interest receivable ................................        93,388

                                                                  --------------



               Total assets ..................................... $   4,782,072

                                                                  --------------



Liabilities:

     Advance from Trustee ....................................... $      29,459

     Accrued trustee and evaluator fees .........................           926

                                                                  --------------



               Total liabilities ................................ $      30,385

                                                                  --------------



               Net assets, applicable to 45,845 units of

                 fractional undivided interest outstanding ...... $   4,751,687

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 70,000 units sold ............ $   7,205,764

       Less initial underwriting commission (Note 1) ............  (    353,052)

                                                                  --------------

                                                                  $   6,852,712

     Less cost of 24,155 units redeemed .........................  (  2,482,632)

                                                                  --------------

                                                                  $   4,370,080

     Undistributed net investment income ........................        69,867

     Unrealized appreciation (depreciation) of investments ......       197,173

     Accumulated net realized gain (loss) from

       investment transactions ..................................       114,567

     Principal distributions to unitholders of proceeds

       from investment transactions .............................             0

                                                                  --------------

                                                                  $   4,751,687

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................      33,869        $     102.12    $      1.40    $     103.52

     Quarterly................       5,175              102.12           1.88          104.00

     Semi-Annual..............       6,801              102.12           1.88          104.00

                                ---------------  ============  ==============  ===========

                                    45,845

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                         FLORIDA INSURED TRUST 166

                                                (Series 654)



                             Statements of Operations and Changes in Net Assets





                                                                       Year Ended June 30,

                                                       ----------------------------------------------------

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $       277,663   $       305,934   $       344,338

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         6,405   $         6,566   $         7,245

    Evaluator fees ..................................              829               889               984

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         7,234   $         7,455   $         8,229

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $       270,429   $       298,479   $       336,109

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $         4,014   $        13,296   $        37,480

    Net change in unrealized appreciation or

      depreciation of investments ...................           22,378    (      131,331)   (      142,278)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $        26,392   $(      118,035)  $(      104,798)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       296,821   $       180,444   $       231,311

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $       270,429   $       298,479   $       336,109

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................            4,014            13,296            37,480

  Net change in unrealized appreciation or

    depreciation of investments .....................           22,378    (      131,331)   (      142,278)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       296,821   $       180,444   $       231,311

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(      273,861)  $(      306,249)  $(      344,776)

  Proceeds from investment transactions .............                0                 0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(      273,861)  $(      306,249)  $(      344,776)

                                                       ----------------  ----------------  ----------------



Redemption of 2,413, 4,990 and

    6,006 units, respectively .......................  $(      246,166)  $(      508,493)  $(      630,272)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $(      223,206)  $(      634,298)  $(      743,737)



Net assets at beginning of year .....................        4,974,893         5,609,191         6,352,928

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $69,867,$73,300 and $81,071,respectively) ..........  $     4,751,687   $     4,974,893   $     5,609,191

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                     FLORIDA INSURED TRUST 166

                                                            (Series 654)



                                                      Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    565,000        State of Florida, Department of Natural Resources,   2002 at 101         AAA        Aaa     $

                     Preservation 2000 Revenue Bonds, Series 1992 A,

                     35M-6.250% Due 7/1/2010, (Escrow Secured To                                                      36,413

                     Optional Redemption Date.)

                     530M-6.250% Due 7/1/2011. (Escrow Secured To                                                    551,391

                     Optional Redemption Date.)



     655,000        Florida Municipal Power Agency, All-Requirements     2002 at 102         AAA        Aaa          693,016

                     Power Supply Project Revenue Bonds, Series 1992,

                     6.250% Due 10/1/2021. (Escrow Secured To Optional

                     Redemption Date.)



     435,000        Miami Sports and Exhibition Authority (Florida),     2002 at 102         AAA        Aaa          446,689

                     Special Obligation Refunding Bonds, Series 1992A,

                     6.150% Due 10/1/2020.



     490,000        North Broward Hospital District (Florida), Hospital  2002 at 102         AAA        Aaa          506,792

                     Revenue Refunding Bonds, Series 1992A, 6.250% Due

                     1/1/2012. (Escrow Secured To Optional Redemption

                     Date.)



     540,000        Orange County, Florida, Water Utilities System       2002 at 102         AAA        Aaa          552,857

                     Revenue Bonds, Series 1992, 6.250% Due 10/1/2017.



     260,000        Orange County, Florida, Water Utilities System       2002 at 102         AAA        Aaa          270,879

                     Revenue Bonds, Series 1992, 6.250% Due 10/1/2017.

                     (Escrow Secured To Optional Redemption Date.)



     135,000        Polk County, Florida, Capital Improvement Refunding  2002 at 102         AAA        Aaa          140,468

                     Revenue Bonds, Series 1992, 6.250% Due 12/1/2011.



      10,000        Polk County, Florida, Capital Improvement Refunding  2002 at 102         AAA        Aaa           10,626

                     Revenue Bonds, Series 1992, 6.250% Due 12/1/2011.

                     (Escrow Secured To Optional Redemption Date.)



   1,000,000        City of St. Cloud, Florida, Utility System           2001 at 102         AAA        Aaa        1,016,120

                     Refunding Revenue Bonds, Series 1992, 6.250% Due

                     8/1/2011.





      PAGE  25






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                     FLORIDA INSURED TRUST 166

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    280,000        City of Tampa, Florida, Water and Sewer Systems      2002 at 101         AAA        Aaa     $    284,796

                     Revenue Bonds, Series 1992, 6.000% Due 10/1/2017.

                     (Original issue discount bonds delivered on or

                     about June 11, 1992 at a price of 92.655% of

                     principal amount.)



     275,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa          178,637

                     Bonds of 1989, Series A (General Obligation

                     Bonds.), 0.000% Due 7/1/2011. (Original issue

                     discount bonds delivered on or about March 28,

                     1989 at a price of 18.605% of principal amount.)



------------                                                                                                    ------------

$  4,645,000                                                                                                    $  4,688,684

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.



One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof.  Payment of principal and interest on five Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Dedicated-Tax

Supported Revenue,  2; Utilities,  1; Water And/or Sewer Revenue,  2.



Approximately 22% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Utilities.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.



Approximately 12% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.







      PAGE  26






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                     FLORIDA INSURED TRUST 166

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001







------------------------------------------------------------------------------------------------------------------------------------

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's

Corporation and Aaa by Moody's Investors Service, Inc.  The Bond Portfolio

consists of 10 obligations issued by entities located in Florida and 1 obligation(s) issued by entities located in Puerto Rico.




                            NUVEEN TAX-FREE UNIT TRUST

                              OHIO INSURED TRUST 97

                                   (Series 654)



                             Statement of Net Assets

                                  June 30, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $4,794,153) (Note 1) ............... $   4,964,396

     Accrued interest receivable ................................        92,681

                                                                  --------------



               Total assets ..................................... $   5,057,077

                                                                  --------------



Liabilities:

     Advance from Trustee ....................................... $      36,634

     Accrued trustee and evaluator fees .........................           993

                                                                  --------------



               Total liabilities ................................ $      37,627

                                                                  --------------



               Net assets, applicable to 49,266 units of

                 fractional undivided interest outstanding ...... $   5,019,450

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 70,000 units sold ............ $   7,190,345

       Less initial underwriting commission (Note 1) ............  (    352,296)

                                                                  --------------

                                                                  $   6,838,049

     Less cost of 20,734 units redeemed .........................  (  2,091,256)

                                                                  --------------

                                                                  $   4,746,793

     Undistributed net investment income ........................        71,081

     Unrealized appreciation (depreciation) of investments ......       170,243

     Accumulated net realized gain (loss) from

       investment transactions ..................................        31,333

     Principal distributions to unitholders of proceeds

       from investment transactions .............................             0

                                                                  --------------

                                                                  $   5,019,450

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................      22,078        $     100.44    $      1.18    $     101.62

     Quarterly................      14,507              100.44           1.66          102.10

     Semi-Annual..............      12,681              100.44           1.66          102.10

                                ---------------  ============  ==============  ===========

                                    49,266

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                           OHIO INSURED TRUST 97

                                                (Series 654)



                             Statements of Operations and Changes in Net Assets





                                                                       Year Ended June 30,

                                                       ----------------------------------------------------

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $       291,515   $       314,650   $       331,215

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         6,474   $         6,481   $         6,717

    Evaluator fees ..................................              882               925               972

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         7,356   $         7,406   $         7,689

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $       284,159   $       307,244   $       323,526

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $           269   $         3,917   $        10,102

    Net change in unrealized appreciation or

      depreciation of investments ...................           61,496    (      150,574)   (       92,413)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $        61,765   $(      146,657)  $(       82,311)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       345,924   $       160,587   $       241,215

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $       284,159   $       307,244   $       323,526

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................              269             3,917            10,102

  Net change in unrealized appreciation or

    depreciation of investments .....................           61,496    (      150,574)   (       92,413)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       345,924   $       160,587   $       241,215

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(      286,447)  $(      313,117)  $(      327,829)

  Proceeds from investment transactions .............                0                 0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(      286,447)  $(      313,117)  $(      327,829)

                                                       ----------------  ----------------  ----------------



Redemption of 1,354, 4,794 and

    2,844 units, respectively .......................  $(      144,105)  $(      476,609)  $(      295,002)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $(       84,628)  $(      629,139)  $(      381,616)



Net assets at beginning of year .....................        5,104,078         5,733,217         6,114,833

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $71,081,$73,369 and $79,241,respectively) ..........  $     5,019,450   $     5,104,078   $     5,733,217

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                       OHIO INSURED TRUST 97

                                                            (Series 654)



                                                      Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    855,000        (Ohio Higher Educational Facility Commission),       2002 at 102         AAA        Aaa     $    874,238

                     Higher Educational Facility Revenue Bonds, 1992

                     Series A (Xavier University Project), 6.000% Due

                     5/1/2017. (Original issue discount bonds delivered

                     on or about April 23, 1992 at a price of 93.125%

                     of principal amount.)



     295,000        Butler County, Ohio, Limited Tax General Obligation  2002 at 101         AAA        Aaa          303,334

                     Bonds, 6.050% Due 12/1/2010.



      35,000        City of Cleveland, Cuyahoga County, Ohio, General    2001 at 102         AAA        Aaa           35,919

                     Obligation Bonds, Series 1991C, 6.250% Due

                     10/1/2011. (Escrow Secured To Optional Redemption

                     Date.)



     805,000        City of Cleveland, Ohio, Waterworks Improvement      2002 at 102         AAA        Aaa          822,694

                     First Mortgage Revenue Refunding Bonds, Series F,

                     1992B, 6.250% Due 1/1/2016.



     800,000        County of Cuyahoga, Ohio, Hospital Improvement       2002 at 102         AAA        Aaa          816,360

                     Revenue Bonds, Series 1992 (University Hospitals

                     Health System, Inc. Project), 6.250% Due

                     1/15/2020.



     920,000        City of Hamilton!, Ohio, Water System Mortgage       2001 at 102         AAA        Aaa          935,842

                     Revenue Bonds, 1991 Series A, 6.300% Due

                     10/15/2021.



     865,000        County of Lucas, Ohio, Hospital Improvement Revenue  2002 at 102         AAA        Aaa          916,173

                     Bonds, Series 1992 (St. Vincent Medical Center),

                     (Crossover Refunded.) 6.625% Due 8/15/2022.



     400,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa          259,836

                     Bonds of 1989, Series A (General Obligation

                     Bonds.), 0.000% Due 7/1/2011. (Original issue

                     discount bonds delivered on or about March 28,

                     1989 at a price of 18.605% of principal amount.)



------------                                                                                                    ------------

$  4,975,000                                                                                                    $  4,964,396

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.







      PAGE  30






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                       OHIO INSURED TRUST 97

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001







------------------------------------------------------------------------------------------------------------------------------------

Two Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof.  Payment of principal and interest on one Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Education Revenue,

1; Health Care Facility Revenue,  2; Water And/or Sewer Revenue,  2 .



Approximately 33% and 35% of the aggregate principal amount of Bonds in the

Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue and Water And/or Sewer

Revenue, respectively.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.



Approximately 25% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's

Corporation and Aaa by Moody's Investors Service, Inc.  The Bond Portfolio

consists of 7 obligations issued by entities located in Ohio and 1 obligation(s) issued by entities located in Puerto Rico.




                            NUVEEN TAX-FREE UNIT TRUST

                          PENNSYLVANIA INSURED TRUST 158

                                   (Series 654)



                             Statement of Net Assets

                                  June 30, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $4,716,914) (Note 1) ............... $   4,900,298

     Accrued interest receivable ................................        63,410

                                                                  --------------



               Total assets ..................................... $   4,963,708

                                                                  --------------



Liabilities:

     Advance from Trustee ....................................... $      38,551

     Accrued trustee and evaluator fees .........................           939

                                                                  --------------



               Total liabilities ................................ $      39,490

                                                                  --------------



               Net assets, applicable to 48,164 units of

                 fractional undivided interest outstanding ...... $   4,924,218

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 70,000 units sold ............ $   7,207,898

       Less initial underwriting commission (Note 1) ............  (    353,156)

                                                                  --------------

                                                                  $   6,854,742

     Less cost of 21,836 units redeemed .........................  (  2,231,537)

                                                                  --------------

                                                                  $   4,623,205

     Undistributed net investment income ........................        42,173

     Unrealized appreciation (depreciation) of investments ......       183,384

     Accumulated net realized gain (loss) from

       investment transactions ..................................        75,456

     Principal distributions to unitholders of proceeds

       from investment transactions .............................             0

                                                                  --------------

                                                                  $   4,924,218

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................      27,290        $     101.36    $       .66    $     102.02

     Quarterly................       4,078              101.36           1.15          102.51

     Semi-Annual..............      16,796              101.36           1.15          102.51

                                ---------------  ============  ==============  ===========

                                    48,164

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                       PENNSYLVANIA INSURED TRUST 158

                                                (Series 654)



                             Statements of Operations and Changes in Net Assets





                                                                       Year Ended June 30,

                                                       ----------------------------------------------------

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $       296,273   $       319,147   $       335,370

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         6,907   $         6,870   $         7,047

    Evaluator fees ..................................              881               919               963

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         7,788   $         7,789   $         8,010

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $       288,485   $       311,358   $       327,360

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $         2,068   $         3,258   $        15,392

    Net change in unrealized appreciation or

      depreciation of investments ...................           34,516    (      136,527)   (      123,086)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $        36,584   $(      133,269)  $(      107,694)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       325,069   $       178,089   $       219,666

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $       288,485   $       311,358   $       327,360

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................            2,068             3,258            15,392

  Net change in unrealized appreciation or

    depreciation of investments .....................           34,516    (      136,527)   (      123,086)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       325,069   $       178,089   $       219,666

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(      291,967)  $(      342,444)  $(      331,630)

  Proceeds from investment transactions .............                0                 0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(      291,967)  $(      342,444)  $(      331,630)

                                                       ----------------  ----------------  ----------------



Redemption of 3,584, 2,477 and

    2,929 units, respectively .......................  $(      362,758)  $(      249,036)  $(      307,692)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $(      329,656)  $(      413,391)  $(      419,656)



Net assets at beginning of year .....................        5,253,874         5,667,265         6,086,921

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $42,173,$45,655 and $76,742,respectively) ..........  $     4,924,218   $     5,253,874   $     5,667,265

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                   PENNSYLVANIA INSURED TRUST 158

                                                            (Series 654)



                                                      Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    390,000        Pennsylvania Intergovernmental Cooperation           2002 at 100         AAA        Aaa     $    403,607

                     Authority, Special Tax Revenue Bonds (City of

                     Philadelphia Funding Program), Series of 1992,

                     6.800% Due 6/15/2022. (Escrow Secured To Optional

                     Redemption Date.)



   1,000,000        Pennsylvania Turnpike Commission, Pennsylvania       2001 at 102         AAA        Aaa        1,022,360

                     Turnpike Revenue Bonds, Series N of 1991, 6.250%

                     Due 12/1/2011.



      25,000        Erie County Prison Authority (Commonwealth of        2001 at 100         AAA        Aaa           25,233

                     Pennsylvania), Commonwealth Lease Revenue Bonds,

                     Series of 1991, 6.250% Due 11/1/2011. (Original

                     issue discount bonds delivered on or about August

                     29, 1991 at a price of 93.125% of principal

                     amount.) (Escrow Secured To Optional Redemption

                     Date.)



      45,000        Franklin County Industrial Development Authority     2002 at 102         AAA        Aaa           47,276

                     (Pennsylvania), Hospital Revenue Bonds, The

                     Chambersburg Hospital Project, Series of 1992,

                     6.250% Due 7/1/2022. (Escrow Secured To Optional

                     Redemption Date.)



     500,000        Lancaster County Hospital Authority (Pennsylvania),  2002 at 100         AAA        Aaa          505,655

                     Hospital Revenue Bonds, Series of 1992 (The

                     Lancaster General Hospital Project), 6.125% Due

                     7/1/2012.



     815,000        Lewisburg Area School District, Union County,        2002 at 100         AAA        Aaa          837,918

                     Pennsylvania, General Obligation Bonds, Series of

                     1992, 6.250% Due 6/1/2018. (Escrow Secured To

                     Optional Redemption Date.)



     330,000        Northumberland County Authority, Pennsylvania,       No Optional Call    AAA        Aaa

                     Commonwealth Lease Revenue Bonds, Series of 1991,

                     260M-0.000% Due 10/15/2010, (Original issue                                                     171,951

                     discount bonds delivered on or about August 15,

                     1991 at a price of 26.257% of principal amount.)

                     (Escrow Secured.)

                     70M-0.000% Due 10/15/2011. (Original issue                                                       43,940

                     discount bonds delivered on or about August 15,

                     1991 at a price of 24.487% of principal amount.)

                     (Escrow Secured.)





      PAGE  34






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                   PENNSYLVANIA INSURED TRUST 158

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    725,000        University of Pittsburgh-Of the Commonwealth System  2002 at 102         AAA        Aaa     $    741,994

                     of Higher Education, University Capital Project

                     Bonds (Pennsylvania), 1992 Series A, 6.125% Due

                     6/1/2021.



      75,000        University of Pittsburgh-Of the Commonwealth System  2002 at 102         AAA        Aaa           78,489

                     of Higher Education, University Capital Project

                     Bonds (Pennsylvania), 1992 Series A, 6.125% Due

                     6/1/2021. (Escrow Secured To Optional Redemption

                     Date.)



     995,000        Health Care Facilities Authority of Sayre            2002 at 102         AAA        Aaa        1,021,875

                     (Pennsylvania), Fixed Rate Hospital Revenue Bonds

                     (VHA Pennsylvania/VHA East Financing Program),

                     Series B of 1992, 6.375% Due 7/1/2022.



------------                                                                                                    ------------

$  4,900,000                                                                                                    $  4,900,298

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.



All of the issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  Payment of principal and interest on six Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The sources of payment for the remaining issues in the Trust are divided as follows: Bridge and

Tollroad Revenue,  1; Education Revenue,  1; Health Care Facility Revenue,  2.



Approximately 20% and 31% of the aggregate principal amount of Bonds in the

Trust consist of obligations of issuers whose revenues are derived from the sale or service of Bridge and Tollroad Revenue and Health Care Facility

Revenue, respectively.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.







      PAGE  35






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                   PENNSYLVANIA INSURED TRUST 158

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001







------------------------------------------------------------------------------------------------------------------------------------

Approximately 7% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's

Corporation and Aaa by Moody's Investors Service, Inc.  The Bond Portfolio

consists of 10 obligations issued by entities located in Pennsylvania.




                            NUVEEN TAX-FREE UNIT TRUST

                            TENNESSEE INSURED TRUST 14

                                   (Series 654)



                             Statement of Net Assets

                                  June 30, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $3,518,945) (Note 1) ............... $   3,641,236

     Accrued interest receivable ................................        79,992

                                                                  --------------



               Total assets ..................................... $   3,721,228

                                                                  --------------



Liabilities:

     Advance from Trustee ....................................... $      71,036

     Accrued trustee and evaluator fees .........................           718

                                                                  --------------



               Total liabilities ................................ $      71,754

                                                                  --------------



               Net assets, applicable to 36,271 units of

                 fractional undivided interest outstanding ...... $   3,649,474

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 50,000 units sold ............ $   5,146,957

       Less initial underwriting commission (Note 1) ............  (    252,179)

                                                                  --------------

                                                                  $   4,894,778

     Less cost of 13,729 units redeemed .........................  (  1,388,844)

                                                                  --------------

                                                                  $   3,505,934

     Undistributed net investment income ........................        30,245

     Unrealized appreciation (depreciation) of investments ......       122,291

     Accumulated net realized gain (loss) from

       investment transactions ..................................        22,895

     Principal distributions to unitholders of proceeds

       from investment transactions .............................  (     31,891)

                                                                  --------------

                                                                  $   3,649,474

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................      23,849        $      99.78    $       .68    $     100.46

     Quarterly................       2,185               99.78           1.14          100.92

     Semi-Annual..............      10,237               99.78           1.14          100.92

                                ---------------  ============  ==============  ===========

                                    36,271

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                         TENNESSEE INSURED TRUST 14

                                                (Series 654)



                             Statements of Operations and Changes in Net Assets





                                                                       Year Ended June 30,

                                                       ----------------------------------------------------

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $       217,182   $       224,873   $       250,097

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         5,093   $         4,932   $         5,313

    Evaluator fees ..................................              654               660               721

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         5,747   $         5,592   $         6,034

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $       211,435   $       219,281   $       244,063

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $(          923)  $(          736)  $         6,448

    Net change in unrealized appreciation or

      depreciation of investments ...................           25,071    (       79,450)   (       75,565)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $        24,148   $(       80,186)  $(       69,117)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       235,583   $       139,095   $       174,946

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $       211,435   $       219,281   $       244,063

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................   (          923)   (          736)            6,448

  Net change in unrealized appreciation or

    depreciation of investments .....................           25,071    (       79,450)   (       75,565)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       235,583   $       139,095   $       174,946

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(      212,797)  $(      245,206)  $(      248,107)

  Proceeds from investment transactions .............   (       31,891)                0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(      244,688)  $(      245,206)  $(      248,107)

                                                       ----------------  ----------------  ----------------



Redemption of 1,121, 2,292 and

    3,044 units, respectively .......................  $(      112,525)  $(      231,242)  $(      313,930)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $(      121,630)  $(      337,353)  $(      387,091)



Net assets at beginning of year .....................        3,771,104         4,108,457         4,495,548

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $30,245,$31,608 and $57,532,respectively) ..........  $     3,649,474   $     3,771,104   $     4,108,457

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                     TENNESSEE INSURED TRUST 14

                                                            (Series 654)



                                                      Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    660,000        Tennessee State School Bond Authority, Higher        2002 at 101.5       AAA        Aaa     $

                     Educational Facilities Bonds, 1992 Series A,

                     135M-6.250% Due 5/1/2011,                                                                       138,367

                     525M-6.250% Due 5/1/2017.                                                                       535,484



     590,000        City of Chattanooga, Tennessee, Municipal Public     2002 at 102         AAA        Aaa          618,267

                     Improvement/Sewer & Sewage Facilities Bonds, 1992,

                     5.750% Due 8/1/2017. (Escrow Secured To Optional

                     Redemption Date.)



     280,000        The Health and Educational Facilities Board of the                       AAA        Aaa

                     City of Johnson City, Tennessee, Hospital Revenue

                     Refunding and Improvement Bonds, Series 1991

                     (Johnson City Medical Center Hospital),

                     40M-6.750% Due 7/1/2016, (Escrow Secured To         2001 at 102                                  40,800

                     Optional Redemption Date.)

                     50M-6.750% Due 7/1/2016, (Escrow Secured To         2001 at 102                                  51,000

                     Optional Redemption Date.)

                     190M-6.750% Due 7/1/2016. (Escrow Secured -         2002 at 102                                 194,410

                     Revocable.)



     205,000        The Industrial Development Board of the County of    No Optional Call    AAA        Aaa           97,951

                     Knox (Tennessee), Industrial Development Refunding

                     Revenue Bonds (Station Eighty-Two #4, Ltd.

                     Project), Series 1991B, 0.000% Due 2/1/2016.

                     (Original issue discount bonds delivered on or

                     about March 1, 1991 at a price of 5.481% of

                     principal amount.) (Escrow Secured.)



     750,000        Metropolitan Nashville Airport Authority             2001 at 102         AAA        Aaa          765,000

                     (Tennessee), Airport Improvement Revenue Bonds,

                     Refunding Series 1991C, 6.600% Due 7/1/2015.

                     (Escrow Secured To Optional Redemption Date.)



     725,000        The Metropolitan Government of Nashville and         2002 at 100         AAA        Aaa          723,369

                     Davidson County (Tennessee), Water and Sewer

                     Revenue Refunding Bonds of 1986, 5.500% Due

                     1/1/2016. (Original issue discount bonds delivered

                     on or about November 13, 1986 at a price of

                     78.883% of principal amount.)





      PAGE  39






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                     TENNESSEE INSURED TRUST 14

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    465,000        Williamson County, Tennessee, Hospital Revenue and   2002 at 100         AAA        Aaa     $

                     Tax Bonds, Series 1992,

                     105M-6.250% Due 5/1/2010, (Escrow Secured To                                                    107,617

                     Optional Redemption Date.)

                     360M-6.250% Due 5/1/2012. (Escrow Secured To                                                    368,971

                     Optional Redemption Date.)



------------                                                                                                    ------------

$  3,675,000                                                                                                    $  3,641,236

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.



All of the issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  Payment of principal and interest on five Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The sources of payment for the remaining issues in the Trust are divided as follows: Education

Revenue,  1; Water And/or Sewer Revenue,  1.



Approximately 20% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Water And/or Sewer Revenue.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.



Approximately 25% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's

Corporation and Aaa by Moody's Investors Service, Inc.  The Bond Portfolio

consists of 7 obligations issued by entities located in Tennessee.







      PAGE  40






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                     TENNESSEE INSURED TRUST 14

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001







------------------------------------------------------------------------------------------------------------------------------------

Subsequent to June 30, 2001, $40,000 par amount of The Health and Educational

Facilities Board of the City of Johnson City, Tennessee, Hospital Revenue

Refunding and Improvement Bonds, Series 1991 (Johnson City Medical Center

Hospital), 6.750% Due 07/01/2016 was called.



Subsequent to June 30, 2001, $750,000 par amount of the Metropolitan Nashville

Airport Authority (Tennessee), Airport Improvement Revenue Bonds, Refunding

Series 1991C, 6.600% Due 07/01/2015 was called.



Subsequent to June 30, 2001, $95,000 par amount of The Metropolitan Government of Nashville and Davidson County (Tennessee), Water and Sewer Revenue

Refunding Bonds of 1986, 5.500% Due 01/01/2016 was sold.




                            NUVEEN TAX-FREE UNIT TRUST

                              TEXAS INSURED TRUST 16

                                   (Series 654)



                             Statement of Net Assets

                                  June 30, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $2,860,113) (Note 1) ............... $   2,966,268

     Cash .......................................................        15,174

     Accrued interest receivable ................................        35,233

                                                                  --------------



               Total assets ..................................... $   3,016,675

                                                                  --------------



Liabilities:

     Accrued trustee and evaluator fees ......................... $         668

                                                                  --------------



               Total liabilities ................................ $         668

                                                                  --------------



               Net assets, applicable to 33,521 units of

                 fractional undivided interest outstanding ...... $   3,016,007

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 50,000 units sold ............ $   5,152,751

       Less initial underwriting commission (Note 1) ............  (    252,463)

                                                                  --------------

                                                                  $   4,900,288

     Less cost of 16,479 units redeemed .........................  (  1,671,448)

                                                                  --------------

                                                                  $   3,228,840

     Undistributed net investment income ........................        49,702

     Unrealized appreciation (depreciation) of investments ......       106,155

     Accumulated net realized gain (loss) from

       investment transactions ..................................        96,383

     Principal distributions to unitholders of proceeds

       from investment transactions .............................  (    465,073)

                                                                  --------------

                                                                  $   3,016,007

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................      23,440        $      88.49    $      1.35    $      89.84

     Quarterly................       3,930               88.49           1.78           90.27

     Semi-Annual..............       6,151               88.49           1.78           90.27

                                ---------------  ============  ==============  ===========

                                    33,521

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                           TEXAS INSURED TRUST 16

                                                (Series 654)



                             Statements of Operations and Changes in Net Assets





                                                                       Year Ended June 30,

                                                       ----------------------------------------------------

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $       184,988   $       219,905   $       237,255

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         4,451   $         4,783   $         5,044

    Evaluator fees ..................................              540               627               674

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         4,991   $         5,410   $         5,718

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $       179,997   $       214,495   $       231,537

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $           538   $         7,261   $        10,584

    Net change in unrealized appreciation or

      depreciation of investments ...................           80,382    (       77,282)   (       80,220)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $        80,920   $(       70,021)  $(       69,636)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       260,917   $       144,474   $       161,901

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $       179,997   $       214,495   $       231,537

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................              538             7,261            10,584

  Net change in unrealized appreciation or

    depreciation of investments .....................           80,382    (       77,282)   (       80,220)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       260,917   $       144,474   $       161,901

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(      183,940)  $(      220,119)  $(      233,700)

  Proceeds from investment transactions .............   (      465,073)                0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(      649,013)  $(      220,119)  $(      233,700)

                                                       ----------------  ----------------  ----------------



Redemption of 1,086, 3,742 and

    1,453 units, respectively .......................  $(      104,833)  $(      373,347)  $(      149,775)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $(      492,929)  $(      448,992)  $(      221,574)



Net assets at beginning of year .....................        3,508,936         3,957,928         4,179,502

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $49,702,$53,645 and $59,268,respectively) ..........  $     3,016,007   $     3,508,936   $     3,957,928

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                       TEXAS INSURED TRUST 16

                                                            (Series 654)



                                                      Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$      5,000        Texas Municipal Power Agency, Refunding Revenue      2002 at 100         AAA        Aaa     $      5,148

                     Bonds, Series 1992, 5.750% Due 9/1/2012. (Original

                     issue discount bonds delivered on or about August

                     31, 1992 at a price of 93.000% of principal

                     amount.) (Escrow Secured To Optional Redemption

                     Date.)



     170,000        Board of Regents of the University of Texas System,  2002 at 100         AAA        Aaa          171,992

                     Permanent University Fund Refunding Bonds, Series

                     1992A, 6.250% Due 7/1/2013.



     580,000        Board of Regents of the University of Texas System,                      AAA        Aaa

                     Permanent University Fund Refunding Bonds, Series

                     1992A,

                     205M-6.250% Due 7/1/2013, (Escrow Secured To        2012 at 100                                 231,359

                     Optional Redemption Date.)

                     200M-6.250% Due 7/1/2013, (Escrow Secured To        2011 at 100                                 225,754

                     Optional Redemption Date.)

                     175M-6.250% Due 7/1/2013. (Escrow Secured To        2013 at 100                                 196,488

                     Optional Redemption Date.)



     750,000        Coastal Water Authority of Texas, Water Conveyance   2001 at 100         AAA        Aaa          750,173

                     System Refunding Revenue Bonds, Series 1991,

                     6.250% Due 12/15/2017. (Original issue discount

                     bonds delivered on or about March 7, 1991 at a

                     price of 91.750% of principal amount.) (Escrow

                     Secured - Revocable.)



      85,000        Dallas County (Texas), Utility and Reclamation       No Optional Call    AAA        Aaa           42,515

                     District Refunding Bonds, Series 1986A (General

                     Obligation Bonds.), 0.000% Due 2/15/2015.

                     (Original issue discount bonds delivered on or

                     about August 14, 1986 at a price of 10.838% of

                     principal amount.)



      40,000        Dallas County (Texas), Utility and Reclamation       No Optional Call    AAA        Aaa

                     District Refunding Bonds, Series 1986A (General

                     Obligation Bonds.), (Original issue discount bonds

                     delivered on or about August 14, 1986 at a price

                     of 10.838% of principal amount.)

                     25M-0.000% Due 2/15/2015, (Escrow Secured.)                                                      12,471

                     15M-0.000% Due 2/15/2015. (Escrow Secured.)                                                       7,483





      PAGE  44






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                       TEXAS INSURED TRUST 16

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    720,000        Guadalupe-Blanco River Authority, Hydroelectric      2002 at 100         AAA        Aaa     $    725,832

                     Project Revenue Refunding Bonds (City of New

                     Braunfels, Texas), Series 1991, 6.300% Due

                     6/1/2016.



      55,000        Harris County, Texas, Toll Road Senior Lien,         2002 at 102         AAA        Aaa           56,748

                     Revenue Refunding Bonds, Series 1992A, 6.500% Due

                     8/15/2017.



      25,000        Harris County, Texas, Toll Road Senior Lien,         2002 at 102         AAA        Aaa           26,389

                     Revenue Refunding Bonds, Series 1992A, 6.500% Due

                     8/15/2017. (Escrow Secured To Optional Redemption

                     Date.)



     405,000        City of San Antonio, Texas, Water System Revenue     2002 at 100         AAA        Aaa          406,669

                     Refunding Bonds, Series 1992, 6.000% Due

                     5/15/2016. (Original issue discount bonds

                     delivered on or about May 19, 1992 at a price of

                     92.035% of principal amount.)



     100,000        City of San Antonio, Texas, Water System Revenue                         AAA        Aaa

                     Refunding Bonds, Series 1992, (Original issue

                     discount bonds delivered on or about May 19, 1992

                     at a price of 92.035% of principal amount.)

                     15M-6.000% Due 5/15/2016, (Escrow Secured To        2007 at 100                                  16,403

                     Optional Redemption Date.)

                     55M-6.000% Due 5/15/2016, (Escrow Secured.)         No Optional Call                             60,134

                     30M-6.000% Due 5/15/2016. (Escrow Secured To        2002 at 100                                  30,710

                     Optional Redemption Date.)



------------                                                                                                    ------------

$  2,935,000                                                                                                    $  2,966,268

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.



One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof.  Payment of principal and interest on six Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Bridge and

Tollroad Revenue,  1; Education Revenue,  1; Power Revenue,  1; Water And/or

Sewer Revenue,  1.







      PAGE  45






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                       TEXAS INSURED TRUST 16

                                                            (Series 654)



Schedule of Investments

                                                           June 30, 2001







------------------------------------------------------------------------------------------------------------------------------------

Approximately 25% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Power Revenue.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.



Approximately 47% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's

Corporation and Aaa by Moody's Investors Service, Inc.  The Bond Portfolio

consists of 11 obligations issued by entities located in Texas.


Notes To Financial Statements

1.  Summary of Significant Accounting Policies:
     The Trustee is responsible for maintaining the books and records of the Trust on a cash basis and for safekeeping securities owned by the Trust. The Sponsor is responsible for preparation of the financial statements in accordance with generally accepted accounting principles based upon the books and records provided by the Trustee. The following is a summary of the significant accounting policies followed by each Trust.
     Organizational Costs - Each Trust (and therefore Unitholders)deposited on or after July 25, 1995 will bear all or a portion of the estimated organizational costs which will be deferred and amortized over five years from the Initial Date of Deposit.
     Security Valuation - Tax-Free Bonds are reflected at market value in the accompanying statement of net assets. The Sponsor determines the market price of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers (including the Sponsor) who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above.
     Unit Valuation - On the Date of Deposit, the Public Offering Price of Units was determined by adding a sales charge to the Trustee's determination of the offering price of the Bonds. The value of Units offered in the secondary market maintained by the Sponsor is based upon the pro rata share of the bid price of the Bonds, plus a sales charge determined in accordance with the table set forth in Part One under the caption "Public Offering Price" based on the number of years remaining to the maturity of each Bond and adjusted for cash, if any, held or owed by such Trust.
     The initial underwriting commission and investors' original cost of Units, as shown on the statement of net assets, are based upon the assumption that the maximum sales commission was charged for each initial purchase of Units.
 Income and Expenses - Income and expenses are recognized on the accrual basis of accounting. Gains and losses from Bond transactions are determined on a specific identification basis.
 2.  Income Tax Status:
     Each Trust is not an association taxable as a corporation for Federal income tax purposes, and, therefore, has recorded no provision for Federal income taxes. Each unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 and will have a taxable event each time the Trust disposes of a bond.

3.  Operating Expenses:
     See "Operating Expenses" in Part One of this Prospectus for information with respect to trustee and evaluator fees and expenses.

4.  Use of Estimates:
     The Preparation of the Trust's financial statements in conformity with generally accepted accounting principles requires the Sponsor to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Notes To Schedule(s) Of Investments


1. The Bonds are first subject to optional redemption in the years, and at the prices shown. Unless otherwise indicated, the Bonds, except for Bonds issued at a substantial original issue discount, are redeemable at declining prices (but not below par value) in subsequent years. Original issue discount bonds are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. The Bonds may also be subject to sinking fund redemption without premium prior to the dates shown.
 Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions; for example, if bond proceeds are not able to be used as contemplated, the project is condemned or sold, or the project is destroyed and insurance proceeds are used to redeem the bonds. Single family mortgage revenue bonds and housing obligation bonds are most likely to be called subject to such provisions, but other bonds may have similar call features. (See Part One, "Selection of Bonds for Deposit in the Trusts.")
 The Trustee's determination of the offering price of Bonds in the Trust may be greater or less than the amounts that may be received upon redemption or maturity of such Bonds. Subject to rules concerning amortization of bond premium and of original issue discount, gain or loss realized by the Trustee on disposition of any Bonds will be recognized as taxable capital gain or loss by Unitholders. (See Part One, "Tax Status of Unitholders.") 2. The ratings shown are those assigned as of the date of the Schedule of Investments. Any Bonds insured by MBIA, are rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investors Service, Inc.

                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of John Nuveen & Co. Incorporated and Unitholders of Nuveen Tax-Free Unit Trust, Series 654:


We have audited the accompanying statements of net assets and schedules of investments of Nuveen Tax-Free Unit Trust, Series 654 (comprising, North Carolina Traditional Trust 259, Intermediate Insured Trust 61, California Insured Trust 199, Florida Insured Trust 166, Ohio Insured Trust 97, Pennsylvania Insured Trust 158, Tennessee Insured Trust 14 and Texas Insured Trust 16), as of June 30, 2001 and the related statements of operations and changes in net assets for the periods indicated on the face of the financial statements. These financial statements are the responsibility of the Sponsor (See Note 1). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. In addition, securities owned as of June 30, 2001 were confirmed by direct correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the trusts constituting the Nuveen Tax-Free Unit Trust, Series 654, as of June 30, 2001, the results of their operations and changes in their net assets for the periods indicated on the face of the financial statements, in conformity with accounting principles generally accepted in the United States.

                       ARTHUR ANDERSEN LLP



Chicago, Illinois,
October 15, 2001.

Prospectus

Part Two must be accompanied by Part One


Sponsor                      John Nuveen & Co. Incorporated
                              333 West Wacker Drive
                              Chicago, Illinois 60606
                              312.917.7700


                             Swiss Bank Tower
                              10 East 50th Street
                              New York, New York 10022
                              212.207.2000


Trustee                      The Chase Manhattan Bank
                              4 New York Plaza
                              New York, New York 10004-2413
                               800.257.8787


Legal Counsel                Chapman and Cutler
 to Sponsor                   111 West Monroe Street
                              Chicago, Illinois  60603


Legal Counsel                Carter, Ledyard & Milburn
 to Trustee                   2 Wall Street
                              New York, New York  10005


Independent                  Arthur Andersen LLP
 Public Accountants           33 West Monroe Street
 for the Trust                Chicago, Illinois  60603



Except as to the statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any person to whom it is not lawful to make such offer in such state. The Trust is registered as a Unit Investment Trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units has been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.

Statement of differences between electronic filing and printed document. Pursuant to Rule 499(C) (7) under the Securities Act of 1933 and Rule 0-11 under the Investment Company Act of 1940, Registrant hereby identifies those differences in the foregoing document between the electronic format in which
it is filed and the printed form in which it will be circulated:      (1) The
printed and distributed Prospectus may be paged differently because the printed document may contain a different amount of information on each page
from that contained in the electronic transmission.      (2) In the printed
document, footnote symbols may include a "Dagger" or multiple "Dagger". The "Dagger" symbol is represented as # in the electronic document.

                              Signatures


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment of its Registration Statement pursuant to Rule 485(B) under the Securities Act of 1933 and has duly caused this post-effective amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Chicago and state of Illinois on this October 30, 2001.

                                      Nuveen Tax-Free Unit Trust
                                       Series 654


                                      By/S/Gifford R. Zimmerman
                                            Vice President




                                      By/S/Nicholas Dalmaso
                                            Assistant Secretary
                                                    or
                                       By/S/Jessica Droeger
                                            Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signatures                 *Title                        Date


Timothy R. Schwertfeger      Chairman, Board of Directors and Chief
                              Executive Officer


John P. Amboian              President


Stephen D. Foy               Vice President and Manager    (Principal
                              Accounting Officer)


                                                       ______________________
                                                     /s/ Gifford R. Zimmerman

                                                         Attorney-in-Fact**


     *The titles of the persons named herein represent their capacity in and relationship to John Nuveen & Co. Incorporated, The Sponsor.

    **An executed copy of each of the related Powers of Attorney has been filed with the Securities and Exchange Commission with the Amendment to the Registration Statement on Form S-6 of the Nuveen Tax-Exempt Unit Trust, Series 671 (File No. 33-49175). The aforesaid Powers of Attorney are incorporated herein by this reference.





                       Nuveen Code of Ethics


     Incorporated by reference to Amendment No. 3 to Form S-6 (File No. 333-96279) filed on behalf of Nuveen Unit Trusts, Series 82.







                       Consent of Independent Public Accountants


     As Independent Public Accountants, we hereby consent to the use of our Report and to all references to our firm included in this Post-Effective Amendment of Registration Statement.

                        *Arthur Andersen LLP


Chicago, Illinois
 October 30, 2001